UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 00560

John Hancock Investment Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended October 31, 2023:

John Hancock Balanced Fund

John Hancock Disciplined Value International Fund

John Hancock Diversified Macro Fund

John Hancock Emerging Markets Equity Fund

John Hancock Infrastructure Fund

John Hancock Seaport Long/Short Fund

Annual report
John Hancock
Balanced Fund
Asset allocation
October 31, 2023

A message to shareholders
Dear shareholders,
Stocks performed well for most of the 12 months ended October 31, 2023, on hopes that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. Economic growth and corporate earnings came in above expectations during the first half of the period. The environment grew less favorable during the last three months of the period, as investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep interest rates higher for longer. The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions, including the conflict in the Gaza Strip.
Bond yields rose sharply, putting downward pressure on bond prices, as recent economic and inflation data led to expectations that the central banks would not be lowering short-term interest rates anytime soon.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
40	Financial statements
44	Financial highlights
51	Notes to financial statements
62	Report of independent registered public accounting firm
63	Tax information
64	Evaluation of advisory and subadvisory agreements by the Board of Trustees
70	Trustees and Officers
74	More information
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income and preservation of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2023 (%)

The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund outpaced its blended benchmark
The fund outperformed a 60%/40% blend of the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, benefiting from its average overweight in stocks, as well as from outperformance in both the equity and fixed-income portfolios.
Equity portfolio outperformed
Among the fund’s equity holdings, stock picking in the healthcare, consumer discretionary, and information technology sectors contributed, partly offset by unfavorable picks in energy.
Fixed income also contributed
An  out-of-benchmark exposure to high-yield corporate bonds and a significant underweight in U.S. Treasuries helped the fund’s performance.
PORTFOLIO COMPOSITION AS OF 10/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	3

SECTOR COMPOSITION AS OF 10/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Management’s discussion of fund performance
How did the markets and the fund perform during the 12 months ended October 31, 2023?
Large-cap U.S. equities gained ground, primarily on the strength of a narrow group of growth stocks. The U.S. bond market produced a roughly flat return, hampered by higher interest rates.
The fund outperformed its blended benchmark, a 60%/40% split of the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, respectively. The fund’s average overweight in stocks and outperformance from its equity portfolio added value.
What factors influenced results in the equity portfolio?
Stock selection in the healthcare, consumer discretionary, and information technology sectors contributed to relative performance. The fund’s top relative contributor was Broadcom, Inc., a maker of semiconductors that benefited from demand for its products related to artificial intelligence. Another contributor was Alphabet, Inc., parent company of Google, whose shares bounced back this period after struggling earlier. Also adding value was Eli Lilly & Company, a drug maker benefiting from optimism about additional market opportunities for its diabetes treatment tirzepatide.
In contrast, stock selection in energy detracted from performance, especially a position in Devon Energy Corp., which struggled amid investors’ concerns about capital allocation at the firm. Another detractor was discount retailer Dollar General Corp., which faced significant business challenges. We sold the fund’s position this
TOP 5 EQUITY HOLDINGS AS OF 10/31/2023 (% of net assets)
Microsoft Corp.	5.1
Alphabet, Inc., Class A	4.5
Amazon.com, Inc.	4.3
Walmart, Inc.	2.9
Eli Lilly & Company	2.6
TOTAL	19.4
Cash and cash equivalents are not included.
TOP 5 BOND ISSUERS AS OF 10/31/2023 (% of net assets)
U.S. Treasury	7.1
Federal National Mortgage Association	6.5
Federal Home Loan Mortgage Corp.	4.8
Government National Mortgage Association	0.4
American Airlines	0.3
TOTAL	19.1
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	5

period. Also weighing on results was underweighting Meta Platforms, Inc., parent of Instagram and Facebook. The fund held this benchmark component only briefly this period, and this stance hampered relative performance, given Meta’s strong share-price appreciation during the period.
What factors influenced the performance of the fund’s fixed-income portfolio?
The fund benefited from its out-of-benchmark exposure to high-yield corporate bonds, as the asset class outperformed this period on tighter yield spreads and lower relative interest-rate sensitivity. The fund’s significant underweight in U.S. Treasuries, which lagged as yields rose, also contributed.
What changes did you make to the fund’s asset allocation?
At period end, the fund’s equity allocation stood at roughly 64%, up from 60% a year earlier, as market gains lifted the fund’s stock exposure. The fund continued to hold a smaller-than-normal number of stocks, and we maintained relatively larger investments in the handful of names we had the most conviction in. In the fund’s fixed-income portfolio, we continued to shift in a defensive direction. We further reduced exposure to high-yield bonds and securitized assets.
MANAGED BY

Michael J. Scanlon, Jr., CFA
Jeffrey N. Given, CFA
Susan A. Curry
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 10-31-23	as of 10-31-23
Class A	2.90	5.52	5.80	30.81	75.74	1.80	1.79
Class C	6.02	5.75	5.55	32.26	71.66	1.16	1.15
Class I1	8.04	6.81	6.61	39.04	89.75	2.19	2.19
Class R2[1]	7.66	6.41	6.22	36.44	82.78	1.81	1.80
Class R4[1]	7.93	6.67	6.46	38.08	87.01	2.06	1.95
Class R5[1]	8.11	6.87	6.67	39.42	90.69	2.26	2.26
Class R6[1]	8.19	6.93	6.73	39.77	91.80	2.32	2.31
Index 1††	10.14	11.01	11.18	68.59	188.47	—	—
Index 2††	0.36	-0.06	0.88	-0.28	9.21	—	—
Index 3††	6.26	6.83	7.21	39.14	100.53	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5% to 4.5%, effective 8-1-19. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6
Gross (%)	1.04	1.74	0.74	1.13	0.98	0.68	0.63
Net (%)	1.03	1.73	0.73	1.12	0.87	0.67	0.62
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the S&P 500 Index; Index 2 is the Bloomberg U.S. Aggregate Bond Index; Index 3 is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2	10-31-13	17,166	17,166	28,847	10,921	20,053
Class I1	10-31-13	18,975	18,975	28,847	10,921	20,053
Class R2[1]	10-31-13	18,278	18,278	28,847	10,921	20,053
Class R4[1]	10-31-13	18,701	18,701	28,847	10,921	20,053
Class R5[1]	10-31-13	19,069	19,069	28,847	10,921	20,053
Class R6[1]	10-31-13	19,180	19,180	28,847	10,921	20,053
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2023	Ending value on 10-31-2023	Expenses paid during period ended 10-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$998.10	$5.29	1.05%
	Hypothetical example	1,000.00	1,019.90	5.35	1.05%
Class C	Actual expenses/actual returns	1,000.00	995.00	8.75	1.74%
	Hypothetical example	1,000.00	1,016.40	8.84	1.74%
Class I	Actual expenses/actual returns	1,000.00	999.60	3.78	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual expenses/actual returns	1,000.00	998.10	5.59	1.11%
	Hypothetical example	1,000.00	1,019.60	5.65	1.11%
Class R4	Actual expenses/actual returns	1,000.00	999.30	4.43	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class R5	Actual expenses/actual returns	1,000.00	999.90	3.43	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
Class R6	Actual expenses/actual returns	1,000.00	1,000.20	3.18	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-23
	Shares	Value
Common stocks 63.8%		$2,690,542,867
(Cost $1,677,570,658)
Communication services 4.8%		204,123,002
Interactive media and services 4.5%
Alphabet, Inc., Class A (A)	1,534,722	190,428,306
Media 0.3%
Comcast Corp., Class A	331,671	13,694,696
Consumer discretionary 8.1%		340,682,501
Broadline retail 4.3%
Amazon.com, Inc. (A)	1,348,944	179,530,957
Specialty retail 3.1%
Dick’s Sporting Goods, Inc. (B)	274,217	29,327,508
Lowe’s Companies, Inc.	288,140	54,910,840
Ulta Beauty, Inc. (A)	41,936	15,990,616
Valvoline, Inc. (B)	1,082,835	32,127,714
Textiles, apparel and luxury goods 0.7%
Lululemon Athletica, Inc. (A)	73,180	28,794,866
Consumer staples 5.5%		233,336,133
Beverages 0.9%
Anheuser-Busch InBev SA/NV	689,563	39,234,793
Consumer staples distribution and retail 3.5%
Sysco Corp.	381,156	25,343,062
Walmart, Inc.	755,131	123,395,957
Household products 1.1%
The Procter & Gamble Company	302,355	45,362,321
Energy 4.9%		205,372,937
Oil, gas and consumable fuels 4.9%
ConocoPhillips	420,296	49,931,165
Devon Energy Corp.	700,907	32,641,239
Pioneer Natural Resources Company	154,803	36,997,917
Suncor Energy, Inc. (B)	987,014	31,979,254
Valero Energy Corp.	423,806	53,823,362
Financials 6.1%		259,005,277
Banks 2.4%
Citizens Financial Group, Inc.	634,936	14,876,550
JPMorgan Chase & Co.	611,924	85,094,151
Capital markets 1.1%
The Charles Schwab Corp.	564,603	29,381,940
The Goldman Sachs Group, Inc.	59,231	17,983,124
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	11

	Shares	Value
Financials (continued)
Consumer finance 0.4%
Discover Financial Services	239,459	$19,654,795
Financial services 2.2%
Berkshire Hathaway, Inc., Class B (A)	269,577	92,014,717
Health care 10.6%		445,812,773
Biotechnology 2.4%
Genmab A/S (A)	30,901	8,735,185
Gilead Sciences, Inc.	562,513	44,179,771
Regeneron Pharmaceuticals, Inc. (A)	24,652	19,225,848
Vertex Pharmaceuticals, Inc. (A)	78,942	28,585,688
Health care equipment and supplies 1.1%
Abbott Laboratories	257,150	24,313,533
Stryker Corp.	81,740	22,087,783
Health care providers and services 2.6%
McKesson Corp.	61,387	27,953,184
UnitedHealth Group, Inc.	153,782	82,359,488
Life sciences tools and services 1.1%
Revvity, Inc.	98,257	8,140,592
Thermo Fisher Scientific, Inc.	80,952	36,005,021
Pharmaceuticals 3.4%
AstraZeneca PLC	264,661	33,136,572
Eli Lilly & Company	200,549	111,090,108
Industrials 5.3%		221,276,963
Construction and engineering 1.2%
Vinci SA	446,412	49,361,752
Industrial conglomerates 1.2%
Honeywell International, Inc.	262,097	48,031,896
Machinery 2.9%
Deere & Company	203,798	74,459,637
Ingersoll Rand, Inc.	814,497	49,423,678
Information technology 15.0%		634,015,404
Communications equipment 0.9%
Cisco Systems, Inc.	755,220	39,369,619
Electronic equipment, instruments and components 0.8%
TE Connectivity, Ltd.	274,689	32,372,099
Semiconductors and semiconductor equipment 4.1%
ASML Holding NV, NYRS	72,871	43,635,884
Broadcom, Inc.	123,042	103,523,848
Micron Technology, Inc.	413,671	27,662,180
12	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Software 7.2%
Microsoft Corp.	640,677	$216,619,277
Salesforce, Inc. (A)	217,881	43,757,041
SAP SE, ADR (B)	311,133	41,691,822
Technology hardware, storage and peripherals 2.0%
Apple, Inc.	499,992	85,383,634
Materials 2.5%		105,332,330
Chemicals 0.9%
Linde PLC	96,328	36,812,708
Metals and mining 1.6%
Freeport-McMoRan, Inc.	2,028,408	68,519,622
Real estate 1.0%		40,833,274
Specialized REITs 1.0%
American Tower Corp.	92,163	16,422,525
Digital Realty Trust, Inc.	196,291	24,410,749
Utilities 0.0%		752,273
Multi-utilities 0.0%

Algonquin Power & Utilities Corp.	40,250	752,273
Preferred securities 0.0%		$648,145
(Cost $1,024,438)
Communication services 0.0%		489,700
Wireless telecommunication services 0.0%
Telephone & Data Systems, Inc., 6.625%	33,200	489,700
Financials 0.0%		158,445
Banks 0.0%
Wells Fargo & Company, 7.500%	150	158,445

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 18.4%				$778,725,892
(Cost $863,743,582)
U.S. Government 7.1%				302,043,467
U.S. Treasury
Bond	2.250	02-15-52	5,142,000	2,959,663
Bond	3.000	08-15-52	18,482,000	12,677,497
Bond	3.375	08-15-42	41,523,000	32,126,799
Bond	3.375	11-15-48	8,387,000	6,207,363
Bond	3.625	05-15-53	39,441,000	30,745,492
Bond	4.000	11-15-42	38,713,000	32,818,341
Bond	4.125	08-15-53	1,317,000	1,126,652
Bond	4.375	08-15-43	40,550,000	36,165,531
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government (continued)
Note	3.875	08-15-33	64,287,000	$59,174,175
Note	4.875	10-31-28	24,862,000	24,914,443
Note	4.875	10-31-30	63,256,000	63,127,511
U.S. Government Agency 11.3%				476,682,425
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	2.000	06-01-36	4,282,879	3,647,107
15 Yr Pass Thru	2.500	11-01-34	1,401,050	1,241,864
15 Yr Pass Thru	4.500	12-01-37	962,930	913,348
15 Yr Pass Thru	4.500	02-01-38	6,420,381	6,085,776
30 Yr Pass Thru	2.500	08-01-51	4,891,148	3,802,786
30 Yr Pass Thru	2.500	11-01-51	3,616,885	2,808,676
30 Yr Pass Thru	2.500	12-01-51	1,242,857	958,921
30 Yr Pass Thru	3.000	03-01-43	413,792	351,497
30 Yr Pass Thru	3.000	12-01-45	1,829,838	1,516,011
30 Yr Pass Thru	3.000	10-01-46	6,310,660	5,194,822
30 Yr Pass Thru	3.000	10-01-46	2,007,080	1,653,447
30 Yr Pass Thru	3.000	12-01-46	1,529,683	1,258,252
30 Yr Pass Thru	3.000	12-01-46	1,394,618	1,149,332
30 Yr Pass Thru	3.000	04-01-47	2,448,276	2,010,695
30 Yr Pass Thru	3.000	10-01-49	3,291,274	2,677,825
30 Yr Pass Thru	3.000	10-01-49	2,575,752	2,090,837
30 Yr Pass Thru	3.000	12-01-49	737,392	599,491
30 Yr Pass Thru	3.000	12-01-49	3,500,427	2,833,773
30 Yr Pass Thru	3.000	01-01-50	4,693,083	3,815,421
30 Yr Pass Thru	3.500	10-01-46	2,226,832	1,893,920
30 Yr Pass Thru	3.500	12-01-46	957,790	819,089
30 Yr Pass Thru	3.500	11-01-48	753,772	643,674
30 Yr Pass Thru	3.500	03-01-52	2,012,541	1,687,944
30 Yr Pass Thru	3.500	03-01-52	3,036,997	2,532,933
30 Yr Pass Thru	3.500	04-01-52	7,201,902	6,038,078
30 Yr Pass Thru	4.000	11-01-47	363,143	320,440
30 Yr Pass Thru	4.000	08-01-48	431,618	381,807
30 Yr Pass Thru	4.000	04-01-52	6,540,866	5,674,416
30 Yr Pass Thru	4.000	05-01-52	195,701	171,306
30 Yr Pass Thru	4.500	03-01-41	676,754	629,676
30 Yr Pass Thru	4.500	07-01-52	1,665,428	1,497,363
30 Yr Pass Thru	4.500	07-01-52	6,120,666	5,503,007
30 Yr Pass Thru	4.500	08-01-52	1,045,027	940,876
30 Yr Pass Thru	4.500	08-01-52	4,994,010	4,493,167
30 Yr Pass Thru	4.500	08-01-52	4,150,680	3,734,414
30 Yr Pass Thru	4.500	09-01-52	2,570,968	2,310,719
30 Yr Pass Thru	4.500	09-01-52	2,867,583	2,581,789
30 Yr Pass Thru	4.500	09-01-52	17,697,614	15,928,275
30 Yr Pass Thru	4.500	12-01-52	1,447,273	1,299,414
14	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.500	12-01-52	6,605,958	$5,964,100
30 Yr Pass Thru	4.500	04-01-53	1,365,073	1,228,171
30 Yr Pass Thru	4.500	04-01-53	6,145,443	5,513,869
30 Yr Pass Thru (C)	4.500	05-01-53	1,314,306	1,188,243
30 Yr Pass Thru	4.500	08-01-53	4,907,563	4,410,728
30 Yr Pass Thru	5.000	09-01-52	9,382,870	8,660,564
30 Yr Pass Thru	5.000	10-01-52	3,485,765	3,217,426
30 Yr Pass Thru	5.000	11-01-52	6,642,619	6,129,185
30 Yr Pass Thru	5.000	12-01-52	1,757,422	1,627,076
30 Yr Pass Thru	5.000	12-01-52	3,504,416	3,248,878
30 Yr Pass Thru	5.000	12-01-52	5,911,168	5,456,118
30 Yr Pass Thru	5.000	02-01-53	5,603,093	5,168,257
30 Yr Pass Thru	5.000	07-01-53	9,266,469	8,575,036
30 Yr Pass Thru	5.000	07-01-53	4,170,802	3,856,245
30 Yr Pass Thru	5.000	08-01-53	4,124,946	3,818,072
30 Yr Pass Thru	5.500	11-01-39	444,687	439,878
30 Yr Pass Thru	5.500	09-01-52	7,120,231	6,789,731
30 Yr Pass Thru	5.500	03-01-53	3,464,899	3,297,464
30 Yr Pass Thru	5.500	06-01-53	2,841,190	2,703,204
30 Yr Pass Thru	5.500	07-01-53	3,140,744	2,990,699
30 Yr Pass Thru	5.500	09-01-53	789,144	750,221
30 Yr Pass Thru	6.000	08-01-53	2,383,831	2,325,082
30 Yr Pass Thru	6.000	09-01-53	5,427,633	5,296,796
30 Yr Pass Thru	6.000	10-01-53	1,509,319	1,473,598
30 Yr Pass Thru	6.000	10-01-53	6,066,642	5,925,615
Federal National Mortgage Association
15 Yr Pass Thru	2.000	04-01-37	4,374,182	3,731,691
15 Yr Pass Thru	2.500	01-01-36	4,802,034	4,256,431
15 Yr Pass Thru	4.500	11-01-37	5,029,892	4,770,898
15 Yr Pass Thru	4.500	12-01-37	1,613,410	1,530,334
30 Yr Pass Thru	2.500	09-01-50	9,445,320	7,370,143
30 Yr Pass Thru	2.500	08-01-51	6,623,001	5,143,063
30 Yr Pass Thru	2.500	08-01-51	3,495,353	2,714,301
30 Yr Pass Thru	2.500	10-01-51	1,719,273	1,334,557
30 Yr Pass Thru	2.500	11-01-51	3,719,923	2,899,152
30 Yr Pass Thru	2.500	01-01-52	3,972,447	3,078,580
30 Yr Pass Thru	2.500	03-01-52	35,768,592	27,708,880
30 Yr Pass Thru	3.000	02-01-43	262,968	221,393
30 Yr Pass Thru	3.000	03-01-43	99,499	84,478
30 Yr Pass Thru	3.000	05-01-43	161,095	135,761
30 Yr Pass Thru	3.000	12-01-45	1,894,697	1,567,307
30 Yr Pass Thru	3.000	02-01-47	1,539,350	1,266,627
30 Yr Pass Thru	3.000	10-01-47	3,233,369	2,655,468
30 Yr Pass Thru	3.000	12-01-47	862,006	707,940
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	15

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	10-01-49	3,723,340	$3,030,523
30 Yr Pass Thru	3.000	11-01-49	663,404	538,511
30 Yr Pass Thru	3.000	02-01-52	2,238,329	1,802,598
30 Yr Pass Thru	3.500	06-01-42	1,587,721	1,380,451
30 Yr Pass Thru	3.500	06-01-43	2,998,587	2,595,617
30 Yr Pass Thru	3.500	12-01-44	549,533	471,633
30 Yr Pass Thru	3.500	04-01-45	497,780	426,906
30 Yr Pass Thru	3.500	04-01-45	193,452	165,908
30 Yr Pass Thru	3.500	07-01-47	4,508,021	3,860,531
30 Yr Pass Thru	3.500	12-01-47	717,470	609,935
30 Yr Pass Thru	3.500	06-01-49	3,903,171	3,315,721
30 Yr Pass Thru	3.500	09-01-49	401,988	339,791
30 Yr Pass Thru	3.500	01-01-50	1,417,122	1,196,973
30 Yr Pass Thru	3.500	03-01-50	2,483,094	2,097,347
30 Yr Pass Thru	3.500	02-01-52	1,822,789	1,543,607
30 Yr Pass Thru	3.500	04-01-52	2,454,584	2,056,391
30 Yr Pass Thru	4.000	01-01-41	891,235	805,495
30 Yr Pass Thru	4.000	09-01-41	408,757	368,164
30 Yr Pass Thru	4.000	10-01-41	2,774,671	2,505,189
30 Yr Pass Thru	4.000	01-01-47	3,097,917	2,751,681
30 Yr Pass Thru	4.000	04-01-48	455,381	403,205
30 Yr Pass Thru	4.000	10-01-48	421,725	372,351
30 Yr Pass Thru	4.000	01-01-49	366,802	322,024
30 Yr Pass Thru	4.000	07-01-49	505,876	445,069
30 Yr Pass Thru	4.000	07-01-49	1,110,363	978,283
30 Yr Pass Thru	4.000	08-01-49	2,226,306	1,960,788
30 Yr Pass Thru	4.000	02-01-50	1,798,238	1,579,277
30 Yr Pass Thru	4.000	03-01-51	7,205,656	6,337,273
30 Yr Pass Thru	4.000	08-01-51	3,886,308	3,424,026
30 Yr Pass Thru	4.000	04-01-52	760,732	660,911
30 Yr Pass Thru	4.000	05-01-52	9,358,749	8,119,022
30 Yr Pass Thru	4.000	06-01-52	214,913	187,720
30 Yr Pass Thru (C)	4.000	06-01-52	2,215,134	1,939,886
30 Yr Pass Thru	4.000	07-01-52	12,337,126	10,745,270
30 Yr Pass Thru	4.500	11-01-39	770,508	717,787
30 Yr Pass Thru	4.500	09-01-40	419,847	390,013
30 Yr Pass Thru	4.500	05-01-41	255,112	237,134
30 Yr Pass Thru	4.500	07-01-41	981,022	911,452
30 Yr Pass Thru	4.500	01-01-43	304,613	282,672
30 Yr Pass Thru	4.500	04-01-48	1,638,245	1,492,122
30 Yr Pass Thru	4.500	07-01-48	663,456	602,828
30 Yr Pass Thru	4.500	06-01-52	3,102,038	2,791,908
30 Yr Pass Thru	4.500	06-01-52	7,192,011	6,466,239
30 Yr Pass Thru	4.500	07-01-52	5,901,716	5,306,152
16	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.500	08-01-52	3,492,532	$3,123,717
30 Yr Pass Thru	4.500	08-01-52	806,409	726,040
30 Yr Pass Thru	4.500	08-01-52	5,853,495	5,235,359
30 Yr Pass Thru	4.500	09-01-52	4,897,431	4,421,579
30 Yr Pass Thru	4.500	09-01-52	1,523,238	1,370,475
30 Yr Pass Thru	4.500	10-01-52	4,325,904	3,905,583
30 Yr Pass Thru	4.500	10-01-52	1,974,995	1,775,074
30 Yr Pass Thru	4.500	11-01-52	2,020,526	1,816,628
30 Yr Pass Thru	4.500	04-01-53	5,745,944	5,160,264
30 Yr Pass Thru	4.500	05-01-53	1,215,217	1,092,490
30 Yr Pass Thru	5.000	08-01-52	11,364,461	10,546,432
30 Yr Pass Thru	5.000	09-01-52	7,286,253	6,725,347
30 Yr Pass Thru	5.000	10-01-52	3,314,801	3,068,946
30 Yr Pass Thru	5.000	12-01-52	3,494,495	3,235,312
30 Yr Pass Thru	5.000	01-01-53	7,862,000	7,291,169
30 Yr Pass Thru	5.000	04-01-53	9,014,783	8,337,715
30 Yr Pass Thru	5.000	05-01-53	10,123,797	9,369,762
30 Yr Pass Thru	5.000	05-01-53	4,058,026	3,758,314
30 Yr Pass Thru	5.000	07-01-53	3,175,472	2,940,495
30 Yr Pass Thru	5.500	10-01-52	6,531,098	6,223,862
30 Yr Pass Thru	5.500	12-01-52	5,631,883	5,370,468
30 Yr Pass Thru	5.500	12-01-52	2,099,290	2,001,847
30 Yr Pass Thru	5.500	12-01-52	3,727,832	3,552,467
30 Yr Pass Thru	5.500	12-01-52	2,161,113	2,065,528
30 Yr Pass Thru	5.500	12-01-52	2,001,850	1,907,679
30 Yr Pass Thru	5.500	12-01-52	1,820,823	1,730,616
30 Yr Pass Thru	5.500	04-01-53	2,695,667	2,563,803
30 Yr Pass Thru	5.500	05-01-53	4,105,001	3,903,503
30 Yr Pass Thru	7.000	06-01-32	487	499
30 Yr Pass Thru	7.500	04-01-31	897	927

30 Yr Pass Thru	8.000	01-01-31	667	693
Corporate bonds 13.1%				$552,871,872
(Cost $634,204,200)
Communication services 1.0%				44,373,782
Diversified telecommunication services 0.2%
C&W Senior Financing DAC (D)	6.875	09-15-27	1,185,000	1,018,863
Connect Finco SARL (D)	6.750	10-01-26	1,637,000	1,526,562
GCI LLC (D)	4.750	10-15-28	1,396,038	1,197,940
Telesat Canada (D)	5.625	12-06-26	652,000	416,165
Total Play Telecomunicaciones SA de CV (D)	6.375	09-20-28	1,376,000	658,882
Total Play Telecomunicaciones SA de CV (D)	7.500	11-12-25	2,286,000	1,650,232
Zayo Group Holdings, Inc. (D)	4.000	03-01-27	1,055,000	794,038
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	17

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
Zayo Group Holdings, Inc. (D)	6.125	03-01-28	978,000	$647,875
Entertainment 0.2%
Netflix, Inc.	4.875	04-15-28	2,344,000	2,258,295
Netflix, Inc. (D)	5.375	11-15-29	435,000	421,764
Netflix, Inc.	5.875	11-15-28	2,340,000	2,340,874
WarnerMedia Holdings, Inc.	4.279	03-15-32	1,456,000	1,207,192
WarnerMedia Holdings, Inc.	5.050	03-15-42	820,000	607,397
WarnerMedia Holdings, Inc.	5.141	03-15-52	4,705,000	3,329,336
WMG Acquisition Corp. (D)	3.875	07-15-30	1,066,000	886,015
Interactive media and services 0.0%
Match Group Holdings II LLC (D)	3.625	10-01-31	470,000	360,725
Match Group Holdings II LLC (D)	4.125	08-01-30	1,051,000	853,969
Meta Platforms, Inc.	4.800	05-15-30	807,000	778,142
Media 0.3%
Charter Communications Operating LLC	4.200	03-15-28	2,897,000	2,636,526
Charter Communications Operating LLC	5.750	04-01-48	3,088,000	2,342,947
Charter Communications Operating LLC	6.384	10-23-35	2,313,000	2,090,512
Globo Comunicacao e Participacoes SA (D)	4.875	01-22-30	1,192,000	945,910
LCPR Senior Secured Financing DAC (D)	5.125	07-15-29	625,000	486,766
News Corp. (D)	3.875	05-15-29	1,198,000	1,025,464
Sirius XM Radio, Inc. (D)	4.000	07-15-28	1,220,000	1,037,527
Sirius XM Radio, Inc. (D)	5.000	08-01-27	1,935,000	1,774,202
Wireless telecommunication services 0.3%
Millicom International Cellular SA (D)	6.250	03-25-29	1,066,500	926,960
T-Mobile USA, Inc.	2.875	02-15-31	245,000	195,093
T-Mobile USA, Inc.	3.375	04-15-29	2,210,000	1,924,153
T-Mobile USA, Inc.	3.875	04-15-30	5,386,000	4,689,608
T-Mobile USA, Inc.	5.650	01-15-53	1,500,000	1,296,520
Vodafone Group PLC	5.625	02-10-53	996,000	837,709
Vodafone Group PLC (7.000% to 4-4-29, then 5 Year U.S. Swap Rate + 4.873% to 4-4-49, then 5 Year U.S. Swap Rate + 5.623%)	7.000	04-04-79	1,251,000	1,209,619
Consumer discretionary 1.2%				52,453,617
Automobile components 0.0%
Dealer Tire LLC (D)	8.000	02-01-28	642,000	602,174
Automobiles 0.6%
Ford Motor Company	3.250	02-12-32	980,000	739,654
Ford Motor Credit Company LLC	2.900	02-16-28	330,000	280,719
Ford Motor Credit Company LLC	4.000	11-13-30	1,045,000	860,753
Ford Motor Credit Company LLC	4.125	08-17-27	1,975,000	1,793,118
Ford Motor Credit Company LLC	5.113	05-03-29	2,689,000	2,447,411
18	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
Ford Motor Credit Company LLC	6.800	05-12-28	4,677,000	$4,663,635
General Motors Company	5.400	10-15-29	2,000,000	1,877,981
General Motors Company	5.400	04-01-48	905,000	678,462
General Motors Financial Company, Inc.	2.400	10-15-28	3,917,000	3,229,387
General Motors Financial Company, Inc.	3.600	06-21-30	4,847,000	3,999,555
Hyundai Capital America (D)	2.375	10-15-27	726,000	625,316
Nissan Motor Acceptance Company LLC (D)	1.850	09-16-26	2,048,000	1,772,840
Nissan Motor Acceptance Company LLC (D)	2.000	03-09-26	1,011,000	902,231
Broadline retail 0.0%
Macy’s Retail Holdings LLC (D)	5.875	04-01-29	617,000	543,947
Macy’s Retail Holdings LLC (D)	5.875	03-15-30	529,000	447,527
Macy’s Retail Holdings LLC (D)	6.125	03-15-32	972,000	802,736
Distributors 0.0%
LKQ Corp. (D)	5.750	06-15-28	565,000	547,540
Diversified consumer services 0.0%
GEMS MENASA Cayman, Ltd. (D)	7.125	07-31-26	576,000	554,400
Sotheby’s (D)	7.375	10-15-27	707,000	631,411
Hotels, restaurants and leisure 0.3%
Affinity Interactive (D)	6.875	12-15-27	579,000	471,935
Booking Holdings, Inc.	4.625	04-13-30	1,822,000	1,697,520
Caesars Entertainment, Inc. (D)	7.000	02-15-30	524,000	505,709
CCM Merger, Inc. (D)	6.375	05-01-26	503,000	476,128
Choice Hotels International, Inc.	3.700	12-01-29	744,000	609,326
Choice Hotels International, Inc.	3.700	01-15-31	959,000	754,276
Full House Resorts, Inc. (D)	8.250	02-15-28	730,000	614,682
Hilton Grand Vacations Borrower Escrow LLC (D)	5.000	06-01-29	1,285,000	1,076,185
Jacobs Entertainment, Inc. (D)	6.750	02-15-29	568,000	482,800
MGM Resorts International	4.750	10-15-28	1,967,000	1,716,372
Midwest Gaming Borrower LLC (D)	4.875	05-01-29	1,433,000	1,192,973
Mohegan Tribal Gaming Authority (D)	8.000	02-01-26	1,197,000	1,099,744
Resorts World Las Vegas LLC (D)	4.625	04-16-29	1,290,000	990,785
Resorts World Las Vegas LLC (D)	4.625	04-06-31	600,000	423,000
Resorts World Las Vegas LLC (D)	8.450	07-27-30	1,000,000	919,733
Travel + Leisure Company (D)	4.625	03-01-30	628,000	514,109
Yum! Brands, Inc. (D)	4.750	01-15-30	908,000	808,311
Household durables 0.1%
Brookfield Residential Properties, Inc. (D)	5.000	06-15-29	773,000	603,318
Century Communities, Inc. (D)	3.875	08-15-29	1,092,000	881,200
KB Home	4.000	06-15-31	1,246,000	972,885
MDC Holdings, Inc.	2.500	01-15-31	632,000	462,665
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail 0.2%
Asbury Automotive Group, Inc. (D)	4.625	11-15-29	274,000	$231,774
Asbury Automotive Group, Inc.	4.750	03-01-30	884,000	750,162
AutoNation, Inc.	4.750	06-01-30	1,698,000	1,487,236
Group 1 Automotive, Inc. (D)	4.000	08-15-28	616,000	530,220
Lithia Motors, Inc. (D)	3.875	06-01-29	577,000	477,237
Lithia Motors, Inc. (D)	4.375	01-15-31	577,000	467,165
Lithia Motors, Inc. (D)	4.625	12-15-27	288,000	259,821
The Michaels Companies, Inc. (D)	5.250	05-01-28	1,383,000	1,002,066
The Michaels Companies, Inc. (D)	7.875	05-01-29	1,615,000	900,363
Valvoline, Inc. (D)	3.625	06-15-31	1,412,000	1,073,120
Consumer staples 0.3%				14,118,282
Beverages 0.0%
Anheuser-Busch Companies LLC	4.700	02-01-36	1,968,000	1,731,917
Food products 0.3%
Coruripe Netherlands BV (D)	10.000	02-10-27	731,000	516,547
JBS USA LUX SA	3.625	01-15-32	1,400,000	1,076,178
JBS USA LUX SA	3.750	12-01-31	434,000	337,245
JBS USA LUX SA	5.125	02-01-28	909,000	853,639
JBS USA LUX SA	5.750	04-01-33	2,277,000	2,011,089
Kraft Heinz Foods Company	4.375	06-01-46	3,248,000	2,376,418
Kraft Heinz Foods Company	5.000	06-04-42	960,000	791,226
MARB BondCo PLC (D)	3.950	01-29-31	1,895,000	1,391,095
NBM US Holdings, Inc. (D)	6.625	08-06-29	1,623,000	1,459,605
Pilgrim’s Pride Corp.	6.250	07-01-33	1,712,000	1,573,323
Energy 1.8%				77,050,006
Oil, gas and consumable fuels 1.8%
Aker BP ASA (D)	3.100	07-15-31	840,000	659,729
Aker BP ASA (D)	3.750	01-15-30	534,000	455,689
Aker BP ASA (D)	4.000	01-15-31	2,536,000	2,140,289
Antero Midstream Partners LP (D)	5.375	06-15-29	1,269,000	1,152,313
Antero Resources Corp. (D)	5.375	03-01-30	230,000	209,880
Ascent Resources Utica Holdings LLC (D)	5.875	06-30-29	1,338,000	1,181,997
Ascent Resources Utica Holdings LLC (D)	8.250	12-31-28	274,000	272,073
Cheniere Energy Partners LP	4.000	03-01-31	2,216,000	1,855,603
Cheniere Energy Partners LP	4.500	10-01-29	2,031,000	1,818,452
Civitas Resources, Inc. (D)	8.625	11-01-30	757,000	770,494
Columbia Pipelines Operating Company LLC (D)	5.927	08-15-30	606,000	585,138
Columbia Pipelines Operating Company LLC (D)	6.036	11-15-33	940,000	892,667
Continental Resources, Inc.	4.900	06-01-44	1,129,000	797,186
20	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enbridge, Inc. (5.500% to 7-15-27, then 3 month CME Term SOFR + 3.680% to 7-15-47, then 3 month CME Term SOFR + 4.430%)	5.500	07-15-77	1,750,000	$1,488,901
Enbridge, Inc. (5.750% to 7-15-30, then 5 Year CMT + 5.314% to 7-15-50, then 5 Year CMT + 6.064%)	5.750	07-15-80	2,143,000	1,786,307
Enbridge, Inc. (6.250% to 3-1-28, then 3 month CME Term SOFR + 3.903% to 3-1-48, then 3 month CME Term SOFR + 4.653%)	6.250	03-01-78	1,355,000	1,186,770
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%)	8.500	01-15-84	991,000	949,346
Energean Israel Finance, Ltd. (D)	5.375	03-30-28	439,000	359,071
Energean Israel Finance, Ltd. (D)	5.875	03-30-31	772,000	615,593
Energy Transfer LP	4.200	04-15-27	1,199,000	1,122,870
Energy Transfer LP	5.150	03-15-45	1,708,000	1,322,679
Energy Transfer LP	5.250	04-15-29	1,790,000	1,698,837
Energy Transfer LP	5.400	10-01-47	1,683,000	1,321,757
Energy Transfer LP	5.500	06-01-27	1,681,000	1,639,527
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (E)	6.500	11-15-26	3,084,000	2,793,117
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (E)	7.125	05-15-30	2,595,000	2,154,960
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month CME Term SOFR + 3.295%)	5.250	08-16-77	3,087,000	2,649,331
EQM Midstream Partners LP (D)	7.500	06-01-27	226,000	223,826
EQM Midstream Partners LP (D)	7.500	06-01-30	128,000	125,585
Hess Midstream Operations LP (D)	4.250	02-15-30	399,000	341,415
Hess Midstream Operations LP (D)	5.500	10-15-30	178,000	161,589
Kinder Morgan Energy Partners LP	7.750	03-15-32	981,000	1,026,434
Leviathan Bond, Ltd. (D)	6.500	06-30-27	2,080,000	1,824,514
Leviathan Bond, Ltd. (D)	6.750	06-30-30	256,000	216,477
MC Brazil Downstream Trading SARL (D)	7.250	06-30-31	1,334,393	949,421
MPLX LP	4.125	03-01-27	310,000	291,131
MPLX LP	4.250	12-01-27	1,156,000	1,075,327
MPLX LP	4.950	09-01-32	1,038,000	921,491
MPLX LP	5.000	03-01-33	1,064,000	942,206
Occidental Petroleum Corp.	6.450	09-15-36	1,593,000	1,547,249
Occidental Petroleum Corp.	6.600	03-15-46	874,000	841,579
Occidental Petroleum Corp.	6.625	09-01-30	2,093,000	2,099,397
ONEOK, Inc.	5.650	11-01-28	754,000	735,754
ONEOK, Inc.	6.050	09-01-33	2,826,000	2,708,318
ONEOK, Inc.	6.625	09-01-53	1,805,000	1,686,863
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	21

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Ovintiv, Inc.	5.650	05-15-28	584,000	$567,002
Ovintiv, Inc.	6.250	07-15-33	586,000	557,038
Ovintiv, Inc.	7.200	11-01-31	318,000	320,664
Parkland Corp. (D)	4.500	10-01-29	823,000	707,862
Parkland Corp. (D)	4.625	05-01-30	949,000	809,023
Petroleos Mexicanos	7.690	01-23-50	3,137,000	1,937,345
Petroleos Mexicanos	8.750	06-02-29	855,000	756,123
Sabine Pass Liquefaction LLC	4.200	03-15-28	1,070,000	984,531
Sabine Pass Liquefaction LLC	4.500	05-15-30	2,863,000	2,568,047
Sabine Pass Liquefaction LLC	5.000	03-15-27	890,000	857,125
Southwestern Energy Company	4.750	02-01-32	727,000	625,211
Sunoco LP	4.500	05-15-29	363,000	314,442
Sunoco LP	4.500	04-30-30	1,361,000	1,162,463
Targa Resources Corp.	4.950	04-15-52	1,820,000	1,327,997
Targa Resources Partners LP	4.000	01-15-32	1,616,000	1,330,016
The Williams Companies, Inc.	3.750	06-15-27	1,569,000	1,449,506
The Williams Companies, Inc.	4.650	08-15-32	1,169,000	1,030,034
Var Energi ASA (D)	7.500	01-15-28	380,000	388,806
Var Energi ASA (D)	8.000	11-15-32	3,215,000	3,316,369
Venture Global Calcasieu Pass LLC (D)	3.875	08-15-29	476,000	396,117
Venture Global Calcasieu Pass LLC (D)	4.125	08-15-31	834,000	670,542
Venture Global LNG, Inc. (D)	9.500	02-01-29	1,557,000	1,581,818
Western Midstream Operating LP	4.050	02-01-30	1,625,000	1,408,787
Western Midstream Operating LP	6.150	04-01-33	406,000	383,986
Financials 3.6%				150,737,998
Banks 2.4%
Banco Santander SA	4.379	04-12-28	1,603,000	1,457,773
Bank of America Corp. (2.087% to 6-14-28, then Overnight SOFR + 1.060%)	2.087	06-14-29	2,617,000	2,160,715
Bank of America Corp. (2.592% to 4-29-30, then Overnight SOFR + 2.150%)	2.592	04-29-31	2,889,000	2,277,586
Bank of America Corp. (2.687% to 4-22-31, then Overnight SOFR + 1.320%)	2.687	04-22-32	4,958,000	3,801,541
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%)	3.846	03-08-37	2,364,000	1,864,931
Bank of America Corp. (3.970% to 3-5-28, then 3 month CME Term SOFR + 1.332%)	3.970	03-05-29	2,086,000	1,887,489
Bank of America Corp. (6.300% to 3-10-26, then 3 month CME Term SOFR + 4.815%) (E)	6.300	03-10-26	2,765,000	2,690,386
22	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Barclays PLC (4.375% to 9-15-28, then 5 Year CMT + 3.410%) (B)(E)	4.375	03-15-28	1,977,000	$1,351,218
Barclays PLC (8.000% to 9-15-29, then 5 Year CMT + 5.431%) (B)(E)	8.000	03-15-29	959,000	848,236
BNP Paribas SA (9.250% to 11-17-27, then 5 Year CMT + 4.969%) (D)(E)	9.250	11-17-27	781,000	793,878
BPCE SA (D)	4.500	03-15-25	1,695,000	1,635,118
Citigroup, Inc.	4.600	03-09-26	2,922,000	2,800,560
Citigroup, Inc. (4.700% to 1-30-25, then Overnight SOFR + 3.234%) (E)	4.700	01-30-25	2,303,000	2,059,227
Citigroup, Inc. (6.174% to 5-25-33, then Overnight SOFR + 2.661%)	6.174	05-25-34	1,994,000	1,853,492
Citigroup, Inc. (6.250% to 8-15-26, then 3 month CME Term SOFR + 4.779%) (E)	6.250	08-15-26	1,970,000	1,849,359
Citizens Financial Group, Inc.	3.250	04-30-30	2,588,000	1,996,119
Credit Agricole SA (D)	3.250	01-14-30	3,030,000	2,462,328
Credit Agricole SA (6.316% to 10-3-28, then Overnight SOFR + 1.860%) (D)	6.316	10-03-29	1,910,000	1,876,651
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (D)(E)	7.875	01-23-24	1,142,000	1,136,290
Fifth Third Bancorp (3 month CME Term SOFR + 3.295%) (E)(F)	8.689	12-01-23	1,193,000	1,075,937
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year ICE Swap Rate + 4.368%) (E)	6.375	03-30-25	342,000	322,399
Huntington Bancshares, Inc. (6.208% to 8-21-28, then Overnight SOFR + 2.020%)	6.208	08-21-29	1,127,000	1,083,375
ING Groep NV (6.114% to 9-11-33, then Overnight SOFR + 2.090%)	6.114	09-11-34	809,000	758,068
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (E)	6.500	04-16-25	375,000	350,869
JPMorgan Chase & Co. (2.522% to 4-22-30, then Overnight SOFR + 2.040%)	2.522	04-22-31	2,981,000	2,370,896
JPMorgan Chase & Co. (2.956% to 5-13-30, then 3 month CME Term SOFR + 2.515%)	2.956	05-13-31	2,703,000	2,179,651
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (E)	4.600	02-01-25	2,088,000	1,945,313
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (E)	7.500	06-27-24	1,600,000	1,559,314
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (E)	5.125	11-01-26	755,000	569,363
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	918,000	876,051
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	23

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
NatWest Group PLC (6.000% to 6-29-26, then 5 Year CMT + 5.625%) (B)(E)	6.000	12-29-25	2,020,000	$1,850,539
NatWest Markets PLC (D)	1.600	09-29-26	2,562,000	2,246,839
Popular, Inc.	7.250	03-13-28	1,510,000	1,497,029
Santander Holdings USA, Inc. (2.490% to 1-6-27, then Overnight SOFR + 1.249%)	2.490	01-06-28	1,711,000	1,473,037
Santander Holdings USA, Inc.	3.244	10-05-26	3,634,000	3,263,692
Santander Holdings USA, Inc.	3.450	06-02-25	3,299,000	3,121,145
Santander Holdings USA, Inc.	4.400	07-13-27	870,000	800,428
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (D)(E)	5.375	11-18-30	1,688,000	1,210,644
Societe Generale SA (6.221% to 6-15-32, then 1 Year CMT + 3.200%) (D)	6.221	06-15-33	1,152,000	1,014,726
Societe Generale SA (6.446% to 1-10-28, then 1 Year CMT + 2.550%) (D)	6.446	01-10-29	2,945,000	2,877,385
Synovus Bank	5.625	02-15-28	301,000	267,329
The PNC Financial Services Group, Inc.	3.150	05-19-27	97,000	87,693
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (E)	3.400	09-15-26	2,601,000	1,871,527
The PNC Financial Services Group, Inc. (5.582% to 6-12-28, then Overnight SOFR + 1.841%)	5.582	06-12-29	2,923,000	2,798,651
The PNC Financial Services Group, Inc. (5.939% to 8-18-33, then Overnight SOFR + 1.946%)	5.939	08-18-34	1,688,000	1,573,440
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (E)	6.250	03-15-30	1,507,000	1,240,262
The PNC Financial Services Group, Inc. (3 month CME Term SOFR + 3.302%) (E)(F)	8.711	12-01-23	1,001,000	987,152
The PNC Financial Services Group, Inc. (3 month CME Term SOFR + 3.940%) (E)(F)	9.312	11-01-23	1,861,000	1,861,000
Truist Financial Corp. (5.867% to 6-8-33, then Overnight SOFR + 2.361%)	5.867	06-08-34	1,739,000	1,581,969
Truist Financial Corp. (7.161% to 10-30-28, then Overnight SOFR + 2.446%)	7.161	10-30-29	1,115,000	1,121,575
U.S. Bancorp (5.836% to 6-10-33, then Overnight SOFR + 2.260%)	5.836	06-12-34	1,949,000	1,795,161
U.S. Bancorp (6.787% to 10-26-26, then Overnight SOFR + 1.880%)	6.787	10-26-27	1,851,000	1,864,846
Wells Fargo & Company (2.393% to 6-2-27, then Overnight SOFR + 2.100%)	2.393	06-02-28	4,667,000	4,068,072
24	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%)	2.879	10-30-30	3,702,000	$3,027,304
Wells Fargo & Company (3.350% to 3-2-32, then Overnight SOFR + 1.500%)	3.350	03-02-33	4,371,000	3,441,579
Wells Fargo & Company (5.875% to 6-15-25, then 9.865% thereafter) (E)	5.875	06-15-25	4,624,000	4,492,468
Capital markets 0.8%
Ares Capital Corp.	2.150	07-15-26	1,902,000	1,670,513
Ares Capital Corp.	2.875	06-15-28	1,511,000	1,250,596
Ares Capital Corp.	3.250	07-15-25	967,000	906,804
Ares Capital Corp.	3.875	01-15-26	1,447,000	1,353,236
Blackstone Private Credit Fund	2.350	11-22-24	1,627,000	1,547,987
Blackstone Private Credit Fund	2.700	01-15-25	1,287,000	1,221,360
Blackstone Private Credit Fund	3.250	03-15-27	450,000	388,168
Blackstone Private Credit Fund	4.000	01-15-29	1,945,000	1,627,209
Deutsche Bank AG (2.311% to 11-16-26, then Overnight SOFR + 1.219%)	2.311	11-16-27	1,632,000	1,411,564
Deutsche Bank AG (3.742% to 1-7-32, then Overnight SOFR + 2.257%) (B)	3.742	01-07-33	2,055,000	1,437,186
Jefferies Financial Group, Inc.	5.875	07-21-28	1,410,000	1,361,081
Lazard Group LLC	4.375	03-11-29	1,466,000	1,330,842
Macquarie Bank, Ltd. (D)	3.624	06-03-30	1,265,000	1,008,891
Morgan Stanley (2.239% to 7-21-31, then Overnight SOFR + 1.178%)	2.239	07-21-32	1,170,000	862,927
Morgan Stanley (2.484% to 9-16-31, then Overnight SOFR + 1.360%)	2.484	09-16-36	2,911,000	2,059,284
Morgan Stanley (4.431% to 1-23-29, then 3 month CME Term SOFR + 1.890%)	4.431	01-23-30	393,000	357,836
Morgan Stanley (5.123% to 2-1-28, then Overnight SOFR + 1.730%)	5.123	02-01-29	755,000	718,829
Morgan Stanley (5.164% to 4-20-28, then Overnight SOFR + 1.590%)	5.164	04-20-29	2,360,000	2,245,370
Morgan Stanley (5.449% to 7-20-28, then Overnight SOFR + 1.630%)	5.449	07-20-29	1,169,000	1,124,274
MSCI, Inc. (D)	3.625	11-01-31	2,061,000	1,636,260
The Charles Schwab Corp. (5.643% to 5-19-28, then Overnight SOFR + 2.210%)	5.643	05-19-29	1,965,000	1,891,603
The Goldman Sachs Group, Inc. (2.615% to 4-22-31, then Overnight SOFR + 1.281%)	2.615	04-22-32	5,327,000	4,058,637
The Goldman Sachs Group, Inc. (2.650% to 10-21-31, then Overnight SOFR + 1.264%)	2.650	10-21-32	1,979,000	1,487,918
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	25

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
UBS Group AG (6.301% to 9-22-33, then 1 Year CMT + 2.000%) (D)	6.301	09-22-34	1,145,000	$1,084,575
Consumer finance 0.1%
Ally Financial, Inc. (6.992% to 6-13-28, then Overnight SOFR + 3.260%)	6.992	06-13-29	1,542,000	1,473,913
Ally Financial, Inc.	7.100	11-15-27	1,157,000	1,133,587
Discover Financial Services	4.100	02-09-27	621,000	557,425
OneMain Finance Corp.	9.000	01-15-29	656,000	638,395
Financial services 0.1%
Block, Inc.	3.500	06-01-31	643,000	496,238
Corebridge Financial, Inc. (6.875% to 12-15-27, then 5 Year CMT + 3.846%)	6.875	12-15-52	767,000	708,603
Nationstar Mortgage Holdings, Inc. (D)	5.125	12-15-30	491,000	397,310
Nationstar Mortgage Holdings, Inc. (D)	5.500	08-15-28	887,000	783,842
Nationstar Mortgage Holdings, Inc. (D)	6.000	01-15-27	254,000	236,098
Insurance 0.2%
Athene Holding, Ltd.	3.500	01-15-31	865,000	690,807
CNA Financial Corp.	2.050	08-15-30	627,000	478,766
CNO Financial Group, Inc.	5.250	05-30-29	2,053,000	1,894,413
Liberty Mutual Group, Inc. (4.125% to 12-15-26, then 5 Year CMT + 3.315%) (D)	4.125	12-15-51	1,338,000	1,062,252
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	1,635,000	1,532,774
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (D)	2.750	01-21-51	710,000	545,152
SBL Holdings, Inc. (D)	5.000	02-18-31	1,703,000	1,287,395
Teachers Insurance & Annuity Association of America (D)	4.270	05-15-47	1,996,000	1,448,453
Health care 0.6%				24,065,390
Biotechnology 0.2%
AbbVie, Inc.	3.200	11-21-29	4,987,000	4,346,013
Amgen, Inc.	5.250	03-02-30	631,000	605,757
Star Parent, Inc. (D)	9.000	10-01-30	768,000	762,151
Health care equipment and supplies 0.0%
Varex Imaging Corp. (D)	7.875	10-15-27	701,000	687,078
Health care providers and services 0.3%
AdaptHealth LLC (D)	5.125	03-01-30	915,000	693,113
Cencora, Inc.	2.800	05-15-30	1,569,000	1,289,853
Centene Corp.	2.450	07-15-28	507,000	426,483
Centene Corp.	3.000	10-15-30	1,327,000	1,050,152
Centene Corp.	3.375	02-15-30	935,000	773,104
26	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
CVS Health Corp.	3.750	04-01-30	1,436,000	$1,249,337
CVS Health Corp.	5.050	03-25-48	1,492,000	1,172,838
CVS Health Corp.	5.250	01-30-31	377,000	354,818
DaVita, Inc. (D)	3.750	02-15-31	1,091,000	784,217
DaVita, Inc. (D)	4.625	06-01-30	1,677,000	1,314,282
Fresenius Medical Care US Finance III, Inc. (D)	2.375	02-16-31	2,609,000	1,776,686
Universal Health Services, Inc.	1.650	09-01-26	1,349,000	1,189,823
Universal Health Services, Inc.	2.650	10-15-30	1,611,000	1,231,553
Life sciences tools and services 0.0%
Thermo Fisher Scientific, Inc.	4.977	08-10-30	959,000	914,776
Pharmaceuticals 0.1%
Royalty Pharma PLC	1.750	09-02-27	909,000	773,996
Viatris, Inc.	2.700	06-22-30	2,122,000	1,629,742
Viatris, Inc.	4.000	06-22-50	1,807,000	1,039,618
Industrials 2.0%				82,400,226
Aerospace and defense 0.2%
Huntington Ingalls Industries, Inc.	4.200	05-01-30	989,000	875,677
The Boeing Company	3.200	03-01-29	857,000	740,514
The Boeing Company	5.040	05-01-27	3,058,000	2,961,050
The Boeing Company	5.150	05-01-30	4,079,000	3,821,819
TransDigm, Inc.	5.500	11-15-27	1,094,000	1,018,464
Building products 0.1%
Builders FirstSource, Inc. (D)	4.250	02-01-32	1,355,000	1,078,386
Builders FirstSource, Inc. (D)	6.375	06-15-32	964,000	882,321
Owens Corning	3.875	06-01-30	257,000	221,710
Owens Corning	3.950	08-15-29	1,662,000	1,473,680
Commercial services and supplies 0.1%
Albion Financing 1 SARL (D)	6.125	10-15-26	959,000	887,075
Allied Universal Holdco LLC (D)	6.000	06-01-29	489,000	353,303
APX Group, Inc. (D)	5.750	07-15-29	1,358,000	1,128,992
Prime Security Services Borrower LLC (D)	3.375	08-31-27	192,000	168,809
Prime Security Services Borrower LLC (D)	6.250	01-15-28	792,000	734,424
Construction and engineering 0.0%
Global Infrastructure Solutions, Inc. (D)	5.625	06-01-29	1,265,000	1,012,000
MasTec, Inc. (D)	4.500	08-15-28	887,000	777,922
Electrical equipment 0.1%
Emerald Debt Merger Sub LLC (D)	6.625	12-15-30	985,000	936,981
Regal Rexnord Corp. (D)	6.050	02-15-26	1,253,000	1,232,457
Regal Rexnord Corp. (D)	6.400	04-15-33	1,074,000	985,282
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	27

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Ground transportation 0.0%
Uber Technologies, Inc. (D)	4.500	08-15-29	1,938,000	$1,709,189
Machinery 0.0%
Flowserve Corp.	3.500	10-01-30	1,019,000	819,648
Ingersoll Rand, Inc.	5.400	08-14-28	352,000	342,985
Passenger airlines 0.9%
Air Canada 2013-1 Class A Pass Through Trust (D)	4.125	05-15-25	593,391	563,852
Air Canada 2017-1 Class B Pass Through Trust (D)	3.700	01-15-26	564,704	527,248
Air Canada 2020-1 Class C Pass Through Trust (D)	10.500	07-15-26	930,000	1,000,244
Alaska Airlines 2020-1 Class B Pass Through Trust (D)	8.000	08-15-25	667,972	667,006
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	4,302,549	3,798,204
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	1,625,787	1,443,875
American Airlines 2016-1 Class AA Pass Through Trust	3.575	01-15-28	464,824	423,574
American Airlines 2016-3 Class A Pass Through Trust	3.250	10-15-28	225,403	191,241
American Airlines 2017-1 Class A Pass Through Trust	4.000	02-15-29	825,559	713,924
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	1,391,029	1,244,418
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	783,093	665,565
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	1,651,069	1,317,414
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	1,680,234	1,400,245
American Airlines 2019-1 Class B Pass Through Trust	3.850	02-15-28	572,632	497,932
American Airlines 2021-1 Class A Pass Through Trust	2.875	07-11-34	1,264,359	1,018,132
American Airlines 2021-1 Class B Pass Through Trust	3.950	07-11-30	1,721,720	1,477,526
American Airlines, Inc. (D)	7.250	02-15-28	1,146,000	1,065,577
British Airways 2018-1 Class A Pass Through Trust (D)	4.125	09-20-31	468,963	412,768
British Airways 2020-1 Class A Pass Through Trust (D)	4.250	11-15-32	600,655	537,107
British Airways 2020-1 Class B Pass Through Trust (D)	8.375	11-15-28	302,474	306,272
Delta Air Lines, Inc.	4.375	04-19-28	1,731,000	1,589,958
Delta Air Lines, Inc. (D)	4.750	10-20-28	2,263,559	2,127,704
28	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Passenger airlines (continued)
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	1,304,314	$1,092,052
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	1,987,578	1,853,814
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	1,661,363	1,454,502
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,400,620	1,311,182
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	691,107	647,947
United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	1,482,147	1,275,681
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	2,876,488	2,832,019
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	954,560	914,627
United Airlines 2023-1 Class A Pass Through Trust	5.800	01-15-36	1,871,000	1,753,331
United Airlines, Inc. (D)	4.375	04-15-26	140,000	129,866
United Airlines, Inc. (D)	4.625	04-15-29	288,000	243,275
US Airways 2012-2 Class A Pass Through Trust	4.625	06-03-25	765,925	728,897
Professional services 0.1%
Concentrix Corp.	6.600	08-02-28	1,832,000	1,758,812
TriNet Group, Inc. (D)	3.500	03-01-29	608,000	502,053
Trading companies and distributors 0.5%
AerCap Ireland Capital DAC	1.750	01-30-26	1,878,000	1,688,745
AerCap Ireland Capital DAC	2.450	10-29-26	5,952,000	5,294,477
AerCap Ireland Capital DAC	3.000	10-29-28	2,792,000	2,351,547
Air Lease Corp.	2.100	09-01-28	1,159,000	951,127
Air Lease Corp.	2.875	01-15-26	923,000	856,685
Air Lease Corp.	3.625	12-01-27	1,180,000	1,057,224
Ashtead Capital, Inc. (D)	2.450	08-12-31	1,113,000	820,852
Ashtead Capital, Inc. (D)	4.250	11-01-29	601,000	523,873
Ashtead Capital, Inc. (D)	4.375	08-15-27	1,075,000	995,345
Ashtead Capital, Inc. (D)	5.550	05-30-33	709,000	635,354
Ashtead Capital, Inc. (D)	5.950	10-15-33	784,000	715,293
Beacon Roofing Supply, Inc. (D)	4.125	05-15-29	699,000	586,807
BlueLinx Holdings, Inc. (D)	6.000	11-15-29	1,187,000	998,938
SMBC Aviation Capital Finance DAC (D)	2.300	06-15-28	666,000	552,885
United Rentals North America, Inc.	3.875	11-15-27	785,000	720,542
Information technology 0.8%				33,121,141
Communications equipment 0.1%
Motorola Solutions, Inc.	2.300	11-15-30	2,428,000	1,855,796
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	29

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Communications equipment (continued)
Motorola Solutions, Inc.	2.750	05-24-31	2,034,000	$1,576,785
IT services 0.1%
Gartner, Inc. (D)	4.500	07-01-28	1,677,000	1,508,828
VeriSign, Inc.	2.700	06-15-31	1,093,000	844,081
Semiconductors and semiconductor equipment 0.5%
Broadcom, Inc. (D)	3.419	04-15-33	2,537,000	1,972,579
Broadcom, Inc.	4.750	04-15-29	5,911,000	5,496,690
Foundry JV Holdco LLC (D)	5.875	01-25-34	1,627,000	1,509,323
Marvell Technology, Inc.	2.450	04-15-28	2,255,000	1,929,347
Micron Technology, Inc.	2.703	04-15-32	1,289,000	957,007
Micron Technology, Inc.	4.185	02-15-27	3,214,000	3,008,689
Micron Technology, Inc.	5.327	02-06-29	3,605,000	3,425,212
Micron Technology, Inc.	6.750	11-01-29	948,000	952,608
NXP BV	3.875	06-18-26	2,319,000	2,193,321
Qorvo, Inc. (D)	3.375	04-01-31	1,276,000	989,404
Software 0.1%
Autodesk, Inc.	2.850	01-15-30	773,000	644,971
Consensus Cloud Solutions, Inc. (D)	6.500	10-15-28	827,000	685,376
Oracle Corp.	2.950	04-01-30	2,040,000	1,690,761
Technology hardware, storage and peripherals 0.0%
CDW LLC	3.250	02-15-29	460,000	388,360
Dell International LLC	5.300	10-01-29	1,564,000	1,492,003
Materials 0.6%				23,518,916
Chemicals 0.1%
Braskem Idesa SAPI (D)	6.990	02-20-32	1,072,000	632,724
Braskem Netherlands Finance BV (D)	4.500	01-31-30	1,932,000	1,487,390
Braskem Netherlands Finance BV (D)	5.875	01-31-50	540,000	348,638
OCI NV (D)	6.700	03-16-33	1,058,000	976,167
Sasol Financing USA LLC	5.500	03-18-31	1,103,000	844,477
Construction materials 0.1%
Cemex SAB de CV (D)	3.875	07-11-31	1,360,000	1,103,989
Cemex SAB de CV (D)	5.200	09-17-30	1,176,000	1,065,835
Standard Industries, Inc. (D)	3.375	01-15-31	706,000	534,242
Standard Industries, Inc. (D)	4.375	07-15-30	873,000	713,261
Standard Industries, Inc. (D)	5.000	02-15-27	196,000	181,158
Containers and packaging 0.1%
Graphic Packaging International LLC (D)	3.500	03-01-29	1,120,000	930,407
Mauser Packaging Solutions Holding Company (D)	7.875	08-15-26	805,000	753,978
Owens-Brockway Glass Container, Inc. (D)	6.625	05-13-27	689,000	654,550
Owens-Brockway Glass Container, Inc. (D)	7.250	05-15-31	521,000	476,715
30	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
Pactiv Evergreen Group Issuer, Inc. (D)	4.000	10-15-27	1,715,000	$1,496,207
Metals and mining 0.3%
Anglo American Capital PLC (D)	4.750	04-10-27	1,170,000	1,118,968
Arsenal AIC Parent LLC (D)	8.000	10-01-30	639,000	631,013
First Quantum Minerals, Ltd. (D)	6.875	10-15-27	1,946,000	1,657,458
First Quantum Minerals, Ltd. (D)	8.625	06-01-31	838,000	707,357
Freeport-McMoRan, Inc.	4.250	03-01-30	1,852,000	1,605,123
Freeport-McMoRan, Inc.	5.400	11-14-34	1,358,000	1,201,427
Freeport-McMoRan, Inc.	5.450	03-15-43	2,134,000	1,755,194
Hudbay Minerals, Inc. (D)	4.500	04-01-26	288,000	268,046
Newmont Corp.	2.800	10-01-29	819,000	686,976
Novelis Corp. (D)	4.750	01-30-30	1,989,000	1,687,616
Real estate 0.4%				18,540,311
Hotel and resort REITs 0.0%
Host Hotels & Resorts LP	3.375	12-15-29	1,433,000	1,180,816
Real estate management and development 0.0%
CoStar Group, Inc. (D)	2.800	07-15-30	2,114,000	1,641,575
Cushman & Wakefield US Borrower LLC (D)	8.875	09-01-31	116,000	109,978
Residential REITs 0.0%
American Homes 4 Rent LP	4.250	02-15-28	1,050,000	966,102
Specialized REITs 0.4%
American Tower Corp.	3.550	07-15-27	1,347,000	1,225,020
American Tower Corp.	3.800	08-15-29	2,862,000	2,505,818
American Tower Trust I (D)	5.490	03-15-28	2,114,000	2,075,763
Crown Castle, Inc.	3.800	02-15-28	1,024,000	923,512
GLP Capital LP	3.250	01-15-32	878,000	664,080
GLP Capital LP	4.000	01-15-30	858,000	716,040
GLP Capital LP	5.375	04-15-26	1,454,000	1,393,516
Iron Mountain Information Management Services, Inc. (D)	5.000	07-15-32	382,000	312,574
Iron Mountain, Inc. (D)	5.250	07-15-30	931,000	808,176
SBA Tower Trust (D)	6.599	01-15-28	659,000	657,577
VICI Properties LP (D)	3.875	02-15-29	798,000	677,447
VICI Properties LP (D)	4.125	08-15-30	854,000	704,507
VICI Properties LP (D)	4.625	12-01-29	1,845,000	1,595,852
VICI Properties LP	5.125	05-15-32	442,000	381,958
Utilities 0.8%				32,492,203
Electric utilities 0.6%
American Electric Power Company, Inc.	5.625	03-01-33	654,000	613,860
Atlantica Transmision Sur SA (D)	6.875	04-30-43	796,376	775,472
Constellation Energy Generation LLC	6.125	01-15-34	549,000	530,674
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	31

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Constellation Energy Generation LLC	6.500	10-01-53	937,000	$880,070
Duke Energy Corp.	2.450	06-01-30	594,000	473,362
Duke Energy Corp.	5.750	09-15-33	1,922,000	1,825,644
Electricite de France SA (9.125% to 6-15-33, then 5 Year CMT + 5.411%) (D)(E)	9.125	03-15-33	1,251,000	1,283,988
Emera US Finance LP	3.550	06-15-26	1,414,000	1,325,187
FirstEnergy Corp.	2.650	03-01-30	1,064,000	858,205
FirstEnergy Corp.	3.400	03-01-50	475,000	287,260
Georgia Power Company	4.950	05-17-33	989,000	902,720
NextEra Energy Capital Holdings, Inc.	2.250	06-01-30	800,000	623,387
NRG Energy, Inc. (D)	2.450	12-02-27	1,613,000	1,358,173
NRG Energy, Inc. (D)	3.375	02-15-29	420,000	341,837
NRG Energy, Inc. (D)	3.625	02-15-31	1,054,000	795,387
NRG Energy, Inc. (D)	3.875	02-15-32	1,747,000	1,298,309
NRG Energy, Inc. (D)	4.450	06-15-29	1,165,000	1,007,015
NRG Energy, Inc. (D)	7.000	03-15-33	1,663,000	1,571,844
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (D)(E)	10.250	03-15-28	1,308,000	1,262,707
The Southern Company	5.700	03-15-34	961,000	914,200
Vistra Operations Company LLC (D)	3.700	01-30-27	3,050,000	2,773,108
Vistra Operations Company LLC (D)	4.300	07-15-29	2,537,000	2,207,568
Vistra Operations Company LLC (D)	6.950	10-15-33	1,107,000	1,054,403
Independent power and renewable electricity producers 0.1%
AES Panama Generation Holdings SRL (D)	4.375	05-31-30	1,190,248	971,004
DPL, Inc.	4.125	07-01-25	945,000	889,290
LLPL Capital Pte, Ltd. (D)	6.875	02-04-39	120,690	105,079
NextEra Energy Operating Partners LP (D)	3.875	10-15-26	1,340,000	1,218,354
NextEra Energy Operating Partners LP (D)	4.500	09-15-27	255,000	228,326
Multi-utilities 0.1%
Dominion Energy, Inc.	3.375	04-01-30	1,191,000	1,001,585
NiSource, Inc.	1.700	02-15-31	594,000	435,050
NiSource, Inc.	3.600	05-01-30	1,041,000	891,045
NiSource, Inc.	5.250	03-30-28	380,000	368,936

Sempra	5.500	08-01-33	1,526,000	1,419,154
Municipal bonds 0.0%				$1,659,896
(Cost $2,230,000)
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	1,307,000	857,185

State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	923,000	802,711
32	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 1.4%				$59,564,714
(Cost $71,572,012)
Commercial and residential 1.0%				43,258,928
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1 (D)(G)	0.990	04-25-53	563,082	505,350
Series 2021-2, Class A1 (D)(G)	0.985	04-25-66	518,585	414,072
Series 2021-4, Class A1 (D)(G)	1.035	01-20-65	1,397,165	1,071,228
Series 2021-5, Class A1 (D)(G)	0.951	07-25-66	1,632,516	1,320,492
Arroyo Mortgage Trust
Series 2021-1R, Class A1 (D)(G)	1.175	10-25-48	903,082	697,328
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ENM (D)(G)	3.719	11-05-32	575,000	186,509
Barclays Commercial Mortgage Trust
Series 2019-C5, Class A2	3.043	11-15-52	665,000	641,571
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	822,000	736,250
BBCMS Trust
Series 2015-SRCH, Class D (D)(G)	4.957	08-10-35	840,000	582,463
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	902,970	802,747
Series 2019-B13, Class A2	2.889	08-15-57	780,000	679,845
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1 (D)(G)	0.941	02-25-49	668,703	580,118
BX Trust
Series 2022-CLS, Class A (D)	5.760	10-13-27	1,528,000	1,469,036
Citigroup Commercial Mortgage Trust
Series 2023-SMRT, Class A (D)(G)	5.820	10-12-40	1,109,000	1,068,226
COLT Mortgage Loan Trust
Series 2021-2, Class A1 (D)(G)	0.924	08-25-66	1,052,264	802,599
Series 2021-3, Class A1 (D)(G)	0.956	09-27-66	1,534,643	1,160,027
Series 2021-HX1, Class A1 (D)(G)	1.110	10-25-66	1,192,842	949,940
COLT Trust
Series 2020-RPL1, Class A1 (D)(G)	1.390	01-25-65	2,478,831	1,982,347
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class XA IO	0.879	10-15-45	79,105	1
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.432	05-10-51	9,542,301	152,447
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (D)(G)	4.394	08-10-30	880,000	677,277
Series 2017-PANW, Class A (D)	3.244	10-10-29	305,000	278,740
Series 2020-CBM, Class A2 (D)	2.896	02-10-37	987,000	931,273
Credit Suisse Mortgage Capital Certificates
Series 2020-NET, Class A (D)	2.257	08-15-37	671,716	607,807
Series 2021-NQM2, Class A1 (D)(G)	1.179	02-25-66	969,590	794,474
Series 2021-NQM3, Class A1 (D)(G)	1.015	04-25-66	828,161	662,514
Series 2021-NQM5, Class A1 (D)(G)	0.938	05-25-66	579,648	438,741
Series 2021-NQM6, Class A1 (D)(G)	1.174	07-25-66	1,719,135	1,310,537
Ellington Financial Mortgage Trust
Series 2021-1, Class A1 (D)(G)	0.797	02-25-66	585,910	470,873
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	33

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-2, Class A1 (D)(G)	0.931	06-25-66	971,578	$734,026
Flagstar Mortgage Trust
Series 2021-1, Class A2 (D)(G)	2.500	02-01-51	1,880,819	1,371,602
GCAT Trust
Series 2021-NQM1, Class A1 (D)(G)	0.874	01-25-66	608,852	474,079
Series 2021-NQM2, Class A1 (D)(G)	1.036	05-25-66	733,056	572,610
Series 2021-NQM3, Class A1 (D)(G)	1.091	05-25-66	1,094,356	861,098
GS Mortgage Securities Trust
Series 2015-590M, Class C (D)(G)	3.805	10-10-35	320,000	276,962
Series 2017-485L, Class C (D)(G)	3.982	02-10-37	250,000	201,262
Series 2020-UPTN, Class A (D)	2.751	02-10-37	650,000	605,558
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (D)(G)	1.382	09-27-60	154,521	137,570
Series 2021-NQM1, Class A1 (D)(G)	1.017	07-25-61	454,799	371,182
Imperial Fund Mortgage Trust
Series 2021-NQM1, Class A1 (D)(G)	1.071	06-25-56	695,960	553,355
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class AFX (D)	2.812	01-16-37	1,161,000	1,033,290
MFA Trust
Series 2021-NQM1, Class A1 (D)(G)	1.153	04-25-65	459,220	398,553
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (D)(G)	3.790	11-15-32	464,000	284,200
Series 2018-ALXA, Class C (D)(G)	4.316	01-15-43	380,000	295,904
NYMT Loan Trust
Series 2022-CP1, Class A1 (D)	2.042	07-25-61	803,553	708,017
OBX Trust
Series 2020-EXP2, Class A3 (D)(G)	2.500	05-25-60	402,752	307,718
Series 2021-NQM2, Class A1 (D)(G)	1.101	05-25-61	1,046,323	760,326
Series 2021-NQM3, Class A1 (D)(G)	1.054	07-25-61	1,672,761	1,201,317
Provident Funding Mortgage Trust
Series 2020-F1, Class A2 (D)(G)	2.000	01-25-36	1,472,923	1,206,037
SLG Office Trust
Series 2021-OVA, Class D (D)	2.851	07-15-41	1,738,000	1,220,333
Starwood Mortgage Residential Trust
Series 2022-1, Class A1 (D)(G)	2.447	12-25-66	1,758,946	1,432,439
Towd Point Mortgage Trust
Series 2018-4, Class A1 (D)(G)	3.000	06-25-58	715,104	641,723
Series 2019-1, Class A1 (D)(G)	3.750	03-25-58	784,950	725,143
Series 2019-4, Class A1 (D)(G)	2.900	10-25-59	809,788	738,295
Series 2020-4, Class A1 (D)	1.750	10-25-60	1,225,280	1,047,084
Verus Securitization Trust
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter) (D)	1.218	05-25-65	282,273	255,155
Series 2021-3, Class A1 (D)(G)	1.046	06-25-66	1,253,628	998,809
Series 2021-4, Class A1 (D)(G)	0.938	07-25-66	707,119	535,492
Series 2021-5, Class A1 (D)(G)	1.013	09-25-66	1,151,729	890,785
Series 2021-R1, Class A1 (D)(G)	0.820	10-25-63	500,782	444,172
34	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 0.4%				$16,305,786
Government National Mortgage Association
Series 2012-114, Class IO	0.621	01-16-53	774,254	11,975
Series 2016-174, Class IO	0.891	11-16-56	1,518,974	60,065
Series 2017-109, Class IO	0.230	04-16-57	1,810,178	28,899
Series 2017-124, Class IO	0.628	01-16-59	1,480,291	46,581
Series 2017-135, Class IO	0.718	10-16-58	2,765,891	102,542
Series 2017-140, Class IO	0.486	02-16-59	1,295,162	39,033
Series 2017-159, Class IO	0.433	06-16-59	1,972,365	54,711
Series 2017-169, Class IO	0.582	01-16-60	23,263,105	708,773
Series 2017-20, Class IO	0.528	12-16-58	2,289,505	53,796
Series 2017-22, Class IO	0.755	12-16-57	821,134	28,963
Series 2017-41, Class IO	0.591	07-16-58	1,437,181	40,508
Series 2017-46, Class IO	0.644	11-16-57	2,282,224	78,642
Series 2017-61, Class IO	0.745	05-16-59	1,114,925	40,232
Series 2018-158, Class IO	0.776	05-16-61	2,988,756	147,467
Series 2018-35, Class IO	0.531	03-16-60	3,809,346	129,696
Series 2018-43, Class IO	0.437	05-16-60	4,788,216	149,664
Series 2018-68, Class IO	0.427	01-16-60	5,942,761	181,047
Series 2018-69, Class IO	0.612	04-16-60	3,296,170	141,641
Series 2018-81, Class IO	0.483	01-16-60	4,748,841	179,475
Series 2018-9, Class IO	0.443	01-16-60	6,132,489	182,833
Series 2019-131, Class IO	0.802	07-16-61	3,039,877	158,014
Series 2020-100, Class IO	0.783	05-16-62	4,133,887	231,336
Series 2020-108, Class IO	0.847	06-16-62	23,847,030	1,344,119
Series 2020-114, Class IO	0.800	09-16-62	11,130,888	627,188
Series 2020-118, Class IO	0.882	06-16-62	9,251,476	553,001
Series 2020-119, Class IO	0.602	08-16-62	4,589,282	213,728
Series 2020-120, Class IO	0.761	05-16-62	2,774,675	153,656
Series 2020-137, Class IO	0.795	09-16-62	19,157,675	1,040,831
Series 2020-150, Class IO	0.962	12-16-62	8,701,261	565,566
Series 2020-170, Class IO	0.834	11-16-62	11,198,679	678,497
Series 2020-92, Class IO	0.878	02-16-62	9,701,401	583,786
Series 2021-110, Class IO	0.873	11-16-63	7,359,941	466,603
Series 2021-163, Class IO	0.801	03-16-64	9,242,719	532,557
Series 2021-183, Class IO	0.871	01-16-63	7,183,904	427,293
Series 2021-3, Class IO	0.868	09-16-62	20,589,231	1,246,149
Series 2021-40, Class IO	0.824	02-16-63	4,135,332	247,945
Series 2021-47, Class IO	0.992	03-16-61	26,696,868	1,824,189
Series 2022-17, Class IO	0.802	06-16-64	11,397,000	705,758
Series 2022-181, Class IO	0.716	07-16-64	5,381,848	351,464
Series 2022-21, Class IO	0.783	10-16-63	4,802,450	291,402
Series 2022-53, Class IO	0.712	06-16-64	17,762,280	879,181

Series 2022-57, Class IO	0.755	09-16-63	13,392,574	776,980
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	35

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 2.1%				$86,245,245
(Cost $97,511,328)
Asset backed securities 2.1%				86,245,245
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (D)	3.199	12-20-30	648,781	613,654
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (D)	1.937	08-15-46	3,455,000	3,010,144
AMSR Trust
Series 2020-SFR4, Class A (D)	1.355	11-17-37	301,000	273,501
Series 2021-SFR4, Class A (D)	2.117	12-17-38	439,000	387,882
Applebee’s Funding LLC
Series 2023-1A, Class A2 (D)	7.824	03-05-53	1,003,000	982,363
Aqua Finance Trust
Series 2021-A, Class A (D)	1.540	07-17-46	655,852	575,277
Arby’s Funding LLC
Series 2020-1A, Class A2 (D)	3.237	07-30-50	2,298,780	2,023,074
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (D)	3.280	09-26-33	439,232	412,980
CARS-DB4 LP
Series 2020-1A, Class B1 (D)	4.170	02-15-50	1,485,000	1,405,588
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 (D)	1.690	07-15-60	2,545,449	2,308,636
Series 2021-1A, Class A1 (D)	1.530	03-15-61	2,197,788	1,924,158
CLI Funding VI LLC
Series 2020-1A, Class A (D)	2.080	09-18-45	2,511,414	2,164,091
CLI Funding VIII LLC
Series 2021-1A, Class A (D)	1.640	02-18-46	1,753,848	1,492,087
Series 2022-1A, Class A (D)	2.720	01-18-47	1,503,690	1,259,281
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2 (D)	4.300	04-20-48	2,001,000	1,752,824
DataBank Issuer
Series 2021-1A, Class A2 (D)	2.060	02-27-51	1,281,000	1,128,244
DB Master Finance LLC
Series 2017-1A, Class A2II (D)	4.030	11-20-47	921,375	835,241
Series 2021-1A, Class A2I (D)	2.045	11-20-51	3,703,043	3,242,091
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (D)	3.475	04-15-49	514,000	446,374
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (D)	4.118	07-25-47	2,470,293	2,275,819
Series 2021-1A, Class A2I (D)	2.662	04-25-51	1,889,550	1,577,823
Driven Brands Funding LLC
Series 2020-2A, Class A2 (D)	3.237	01-20-51	1,745,638	1,484,701
Series 2021-1A, Class A2 (D)	2.791	10-20-51	2,348,080	1,920,103
FirstKey Homes Trust
Series 2020-SFR1, Class A (D)	1.339	08-17-37	2,708,140	2,476,635
Series 2020-SFR2, Class A (D)	1.266	10-19-37	1,380,255	1,251,118
Series 2021-SFR1, Class A (D)	1.538	08-17-38	1,477,866	1,296,814
Series 2021-SFR1, Class D (D)	2.189	08-17-38	1,729,000	1,496,431
Ford Credit Auto Owner Trust
Series 2023-2, Class A (D)	5.280	02-15-36	1,998,000	1,949,544
36	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (D)	3.208	01-22-29	825,464	$760,213
Series 2021-1A, Class A2 (D)	2.773	04-20-29	1,714,930	1,607,928
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (D)	3.939	02-01-62	1,696,000	1,535,691
Hilton Grand Vacations Trust
Series 2022-1D, Class B (D)	4.100	06-20-34	148,935	140,575
Home Partners of America Trust
Series 2021-2, Class A (D)	1.901	12-17-26	819,188	715,443
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (D)	4.970	08-25-49	787,800	696,163
Series 2022-1A, Class A2I (D)	3.445	02-26-52	2,135,940	1,897,402
MetroNet Infrastructure Issuer LLC
Series 2023-1A, Class A2 (D)	6.560	04-20-53	1,176,000	1,127,752
Navient Private Education Refi Loan Trust
Series 2019-FA, Class A2 (D)	2.600	08-15-68	757,906	695,042
Navient Student Loan Trust
Series 2020-2A, Class A1A (D)	1.320	08-26-69	1,097,503	906,149
Neighborly Issuer LLC
Series 2021-1A, Class A2 (D)	3.584	04-30-51	2,849,925	2,350,242
Series 2022-1A, Class A2 (D)	3.695	01-30-52	1,442,310	1,161,442
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (D)	1.910	10-20-61	2,951,000	2,523,524
Series 2021-1, Class B1 (D)	2.410	10-20-61	1,005,000	837,409
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A (D)	3.104	07-25-26	346,404	311,707
Progress Residential Trust
Series 2020-SFR1, Class A (D)	1.732	04-17-37	1,126,955	1,055,130
Series 2021-SFR8, Class B (D)	1.681	10-17-38	1,093,000	950,504
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF4	5.434	08-25-35	113,741	111,911
Retained Vantage Data Centers Issuer LLC
Series 2023-1A, Class A2A (D)	5.000	09-15-48	1,897,000	1,709,792
Sesac Finance LLC
Series 2019-1, Class A2 (D)	5.216	07-25-49	2,109,373	1,991,045
SMB Private Education Loan Trust
Series 2019-B, Class A2A (D)	2.840	06-15-37	1,112,410	1,035,216
Series 2020-PTA, Class A2A (D)	1.600	09-15-54	1,006,850	886,314
Series 2021-A, Class APT2 (D)	1.070	01-15-53	807,688	687,051
Sonic Capital LLC
Series 2020-1A, Class A2I (D)	3.845	01-20-50	2,051,898	1,856,689
Series 2021-1A, Class A2I (D)	2.190	08-20-51	1,515,750	1,214,423
Sunbird Engine Finance LLC
Series 2020-1A, Class A (D)	3.671	02-15-45	370,714	312,478
Taco Bell Funding LLC
Series 2021-1A, Class A2I (D)	1.946	08-25-51	3,096,840	2,668,934
TIF Funding II LLC
Series 2021-1A, Class A (D)	1.650	02-20-46	1,202,097	987,592
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	37

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Triton Container Finance VIII LLC
Series 2020-1A, Class A (D)	2.110	09-20-45	2,508,917	$2,141,612
Series 2021-1A, Class A (D)	1.860	03-20-46	1,555,371	1,295,094
Vantage Data Centers LLC
Series 2020-1A, Class A2 (D)	1.645	09-15-45	1,835,000	1,662,127
Series 2020-2A, Class A2 (D)	1.992	09-15-45	1,650,000	1,376,896
VR Funding LLC
Series 2020-1A, Class A (D)	2.790	11-15-50	2,107,216	1,845,978
Wendy’s Funding LLC
Series 2021-1A, Class A2I (D)	2.370	06-15-51	1,993,123	1,614,296
Willis Engine Structured Trust V
Series 2020-A, Class A (D)	3.228	03-15-45	351,847	292,505
Zaxby’s Funding LLC
Series 2021-1A, Class A2 (D)	3.238	07-30-51	1,611,898	1,316,498

	Par value^	Value
Escrow certificates 0.0%		$17,263
(Cost $30,400)
LSC Communications, Inc. (A)(D)(H)	1,058,000	2,063
Teekay Offshore Partners LP (A)	1,216,000	15,200

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.6%				$67,490,416
(Cost $67,483,207)
U.S. Government Agency 0.8%				35,000,000
Federal Agricultural Mortgage Corp. Discount Note	5.200	11-01-23	35,000,000	35,000,000

	Yield (%)	Shares	Value
Short-term funds 0.8%			32,490,416
John Hancock Collateral Trust (I)	5.5153(J)	3,250,147	32,490,416

Total investments (Cost $3,415,369,825) 100.4%	$4,237,766,310
Other assets and liabilities, net (0.4%)	(17,996,072)
Total net assets 100.0%	$4,219,770,238

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
38	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

NYRS	New York Registry Shares
SOFR	Secured Overnight Financing Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-23.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(J)	The rate shown is the annualized seven-day yield as of 10-31-23.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-23, the aggregate cost of investments for federal income tax purposes was $3,427,464,167. Net unrealized appreciation aggregated to $810,302,143, of which $1,061,261,204 related to gross unrealized appreciation and $250,959,061 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	39

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-23

Assets
Unaffiliated investments, at value (Cost $3,382,886,618) including $49,992,769 of securities loaned	$4,205,275,894
Affiliated investments, at value (Cost $32,483,207)	32,490,416
Total investments, at value (Cost $3,415,369,825)	4,237,766,310
Cash	3,121,943
Foreign currency, at value (Cost $535)	527
Dividends and interest receivable	14,346,267
Receivable for fund shares sold	7,551,968
Receivable for investments sold	240,423
Receivable for delayed delivery securities sold	1,941,925
Receivable for securities lending income	14,827
Other assets	448,622
Total assets	4,265,432,812
Liabilities
Payable for delayed delivery securities purchased	5,077,381
Payable for fund shares repurchased	6,951,130
Payable upon return of securities loaned	32,528,618
Payable to affiliates
Accounting and legal services fees	308,818
Transfer agent fees	364,441
Distribution and service fees	145,986
Trustees’ fees	6,259
Other liabilities and accrued expenses	279,941
Total liabilities	45,662,574
Net assets	$4,219,770,238
Net assets consist of
Paid-in capital	$3,528,750,290
Total distributable earnings (loss)	691,019,948
Net assets	$4,219,770,238

40	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($2,624,905,205 ÷ 111,262,011 shares)[1]	$23.59
Class C ($162,646,627 ÷ 6,908,784 shares)[1]	$23.54
Class I ($691,680,099 ÷ 29,354,163 shares)	$23.56
Class R2 ($10,311,504 ÷ 437,590 shares)	$23.56
Class R4 ($24,189,629 ÷ 1,020,066 shares)	$23.71
Class R5 ($2,379,576 ÷ 100,529 shares)	$23.67
Class R6 ($703,657,598 ÷ 29,811,809 shares)	$23.60
Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[2]	$24.70

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	41

STATEMENT OF OPERATIONS For the year ended 10-31-23

Investment income
Interest	$66,455,690
Dividends	41,802,978
Securities lending	260,996
Less foreign taxes withheld	(345,711)
Total investment income	108,173,953
Expenses
Investment management fees	24,147,015
Distribution and service fees	9,802,495
Accounting and legal services fees	890,530
Transfer agent fees	4,145,363
Trustees’ fees	106,111
Custodian fees	593,701
State registration fees	234,105
Printing and postage	181,285
Professional fees	216,692
Other	209,623
Total expenses	40,526,920
Less expense reductions	(328,255)
Net expenses	40,198,665
Net investment income	67,975,288
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(80,786,358)
Affiliated investments	8,960
Futures contracts	(1,281,827)
(82,059,225)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	320,107,346
Affiliated investments	12,360
320,119,706
Net realized and unrealized gain	238,060,481
Increase in net assets from operations	$306,035,769
42	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-23	Year ended 10-31-22
Increase (decrease) in net assets
From operations
Net investment income	$67,975,288	$53,969,998
Net realized loss	(82,059,225)	(32,532,671)
Change in net unrealized appreciation (depreciation)	320,119,706	(741,307,013)
Increase (decrease) in net assets resulting from operations	306,035,769	(719,869,686)
Distributions to shareholders
From earnings
Class A	(41,551,163)	(79,419,058)
Class C	(1,741,633)	(6,660,725)
Class I	(13,425,000)	(27,729,529)
Class R2	(154,598)	(321,884)
Class R4	(427,201)	(859,121)
Class R5	(46,275)	(88,375)
Class R6	(13,684,054)	(22,432,649)
Total distributions	(71,029,924)	(137,511,341)
From fund share transactions	50,525,786	323,608,726
Total increase (decrease)	285,531,631	(533,772,301)
Net assets
Beginning of year	3,934,238,607	4,468,010,908
End of year	$4,219,770,238	$3,934,238,607
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	43

Financial highlights
CLASS A SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$22.25	$27.14	$22.51	$20.90	$20.18
Net investment income[1]	0.36	0.30	0.25	0.27	0.32
Net realized and unrealized gain (loss) on investments	1.36	(4.40)	4.75	1.79	1.84
Total from investment operations	1.72	(4.10)	5.00	2.06	2.16
Less distributions
From net investment income	(0.38)	(0.34)	(0.30)	(0.30)	(0.33)
From net realized gain	—	(0.45)	(0.07)	(0.15)	(1.11)
Total distributions	(0.38)	(0.79)	(0.37)	(0.45)	(1.44)
Net asset value, end of period	$23.59	$22.25	$27.14	$22.51	$20.90
Total return (%)[2,3]	7.76	(15.46)	22.38	10.06	11.63
Ratios and supplemental data
Net assets, end of period (in millions)	$2,625	$2,396	$2,592	$1,618	$1,063
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.04	1.04	1.08	1.08
Expenses including reductions	1.04	1.03	1.03	1.07	1.07
Net investment income	1.53	1.22	0.96	1.25	1.60
Portfolio turnover (%)	62	61	65	89	76

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
44	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$22.22	$27.09	$22.48	$20.86	$20.15
Net investment income[1]	0.20	0.09	0.07	0.13	0.18
Net realized and unrealized gain (loss) on investments	1.34	(4.35)	4.74	1.79	1.83
Total from investment operations	1.54	(4.26)	4.81	1.92	2.01
Less distributions
From net investment income	(0.22)	(0.16)	(0.13)	(0.15)	(0.19)
From net realized gain	—	(0.45)	(0.07)	(0.15)	(1.11)
Total distributions	(0.22)	(0.61)	(0.20)	(0.30)	(1.30)
Net asset value, end of period	$23.54	$22.22	$27.09	$22.48	$20.86
Total return (%)[2,3]	7.02	(16.03)	21.48	9.34	10.81
Ratios and supplemental data
Net assets, end of period (in millions)	$163	$200	$314	$314	$351
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	1.74	1.74	1.78	1.78
Expenses including reductions	1.74	1.73	1.73	1.77	1.77
Net investment income	0.83	0.28	0.26	0.60	0.91
Portfolio turnover (%)	62	61	65	89	76

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	45

CLASS I SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$22.23	$27.11	$22.49	$20.88	$20.16
Net investment income[1]	0.43	0.36	0.32	0.33	0.38
Net realized and unrealized gain (loss) on investments	1.35	(4.38)	4.75	1.80	1.84
Total from investment operations	1.78	(4.02)	5.07	2.13	2.22
Less distributions
From net investment income	(0.45)	(0.41)	(0.38)	(0.37)	(0.39)
From net realized gain	—	(0.45)	(0.07)	(0.15)	(1.11)
Total distributions	(0.45)	(0.86)	(0.45)	(0.52)	(1.50)
Net asset value, end of period	$23.56	$22.23	$27.11	$22.49	$20.88
Total return (%)[2]	8.04	(15.18)	22.71	10.41	11.98
Ratios and supplemental data
Net assets, end of period (in millions)	$692	$681	$874	$626	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.74	0.74	0.78	0.79
Expenses including reductions	0.74	0.73	0.73	0.77	0.78
Net investment income	1.83	1.47	1.26	1.55	1.90
Portfolio turnover (%)	62	61	65	89	76

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$22.22	$27.10	$22.47	$20.86	$20.15
Net investment income[1]	0.35	0.27	0.22	0.25	0.30
Net realized and unrealized gain (loss) on investments	1.35	(4.39)	4.76	1.79	1.83
Total from investment operations	1.70	(4.12)	4.98	2.04	2.13
Less distributions
From net investment income	(0.36)	(0.31)	(0.28)	(0.28)	(0.31)
From net realized gain	—	(0.45)	(0.07)	(0.15)	(1.11)
Total distributions	(0.36)	(0.76)	(0.35)	(0.43)	(1.42)
Net asset value, end of period	$23.56	$22.22	$27.10	$22.47	$20.86
Total return (%)[2]	7.66	(15.49)	22.26	10.03	11.48
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$9	$11	$11	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.11	1.12	1.16	1.17
Expenses including reductions	1.11	1.10	1.11	1.15	1.17
Net investment income	1.46	1.11	0.88	1.18	1.51
Portfolio turnover (%)	62	61	65	89	76

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	47

CLASS R4 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$22.37	$27.27	$22.62	$21.00	$20.27
Net investment income[1]	0.40	0.32	0.29	0.28	0.35
Net realized and unrealized gain (loss) on investments	1.36	(4.40)	4.77	1.83	1.85
Total from investment operations	1.76	(4.08)	5.06	2.11	2.20
Less distributions
From net investment income	(0.42)	(0.37)	(0.34)	(0.34)	(0.36)
From net realized gain	—	(0.45)	(0.07)	(0.15)	(1.11)
Total distributions	(0.42)	(0.82)	(0.41)	(0.49)	(1.47)
Net asset value, end of period	$23.71	$22.37	$27.27	$22.62	$21.00
Total return (%)[2]	7.93	(15.29)	22.55	10.24	11.79
Ratios and supplemental data
Net assets, end of period (in millions)	$24	$23	$29	$23	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	0.98	0.98	1.01	1.03
Expenses including reductions	0.88	0.87	0.88	0.90	0.92
Net investment income	1.69	1.29	1.12	1.33	1.77
Portfolio turnover (%)	62	61	65	89	76

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
48	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$22.33	$27.23	$22.58	$20.96	$20.24
Net investment income[1]	0.45	0.36	0.34	0.36	0.39
Net realized and unrealized gain (loss) on investments	1.35	(4.39)	4.77	1.79	1.84
Total from investment operations	1.80	(4.03)	5.11	2.15	2.23
Less distributions
From net investment income	(0.46)	(0.42)	(0.39)	(0.38)	(0.40)
From net realized gain	—	(0.45)	(0.07)	(0.15)	(1.11)
Total distributions	(0.46)	(0.87)	(0.46)	(0.53)	(1.51)
Net asset value, end of period	$23.67	$22.33	$27.23	$22.58	$20.96
Total return (%)[2]	8.11	(15.14)	22.83	10.48	11.98
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.68	0.68	0.71	0.73
Expenses including reductions	0.68	0.67	0.67	0.70	0.72
Net investment income	1.89	1.48	1.32	1.65	1.95
Portfolio turnover (%)	62	61	65	89	76

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	49

CLASS R6 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$22.26	$27.15	$22.52	$20.91	$20.19
Net investment income[1]	0.46	0.40	0.35	0.35	0.40
Net realized and unrealized gain (loss) on investments	1.36	(4.40)	4.76	1.80	1.84
Total from investment operations	1.82	(4.00)	5.11	2.15	2.24
Less distributions
From net investment income	(0.48)	(0.44)	(0.41)	(0.39)	(0.41)
From net realized gain	—	(0.45)	(0.07)	(0.15)	(1.11)
Total distributions	(0.48)	(0.89)	(0.48)	(0.54)	(1.52)
Net asset value, end of period	$23.60	$22.26	$27.15	$22.52	$20.91
Total return (%)[2]	8.19	(15.10)	22.86	10.52	12.07
Ratios and supplemental data
Net assets, end of period (in millions)	$704	$623	$645	$366	$226
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	0.63	0.64	0.66	0.68
Expenses including reductions	0.63	0.62	0.63	0.65	0.67
Net investment income	1.94	1.66	1.37	1.67	2.00
Portfolio turnover (%)	62	61	65	89	76

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
50	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.  Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	51

be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2023, by major security category or type:
	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$2,690,542,867	$2,560,074,565	$130,468,302	—
Preferred securities	648,145	648,145	—	—
U.S. Government and Agency obligations	778,725,892	—	778,725,892	—
Corporate bonds	552,871,872	—	552,871,872	—
Municipal bonds	1,659,896	—	1,659,896	—
Collateralized mortgage obligations	59,564,714	—	59,564,714	—
Asset backed securities	86,245,245	—	86,245,245	—
Escrow certificates	17,263	—	15,200	$2,063
Short-term investments	67,490,416	32,490,416	35,000,000	—
Total investments in securities	$4,237,766,310	$2,593,213,126	$1,644,551,121	$2,063
When-issued/delayed-delivery securities. The fund may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the fund enters
52	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	53

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2023, the fund loaned securities valued at $49,992,769 and received $32,528,618 of cash collateral.
In addition, non-cash collateral of approximately $18,109,575 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage
54	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2023 were $18,569.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2023, the fund has a short-term capital loss carryforward of $91,910,503 and a long-term capital loss carryforward of $37,401,868 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2023 and 2022 was as follows:
	October 31, 2023	October 31, 2022
Ordinary income	$71,029,924	$61,759,116
Long-term capital gains	—	75,752,225
Total	$71,029,924	$137,511,341
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2023, the components of distributable earnings on a tax basis consisted of $10,036,122 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	55

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2023, the fund used futures contracts to manage against changes in interest rates. The fund held futures contracts with USD notional values ranging up to $13.3 million, as measured at each quarter end. There were no open futures contracts as of October 31, 2023.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2023:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$(1,281,827)
56	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $2 billion of the fund’s average daily net assets and (b) 0.550% of the fund’s average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$187,223
Class C	13,604
Class I	50,967
Class R2	745
Class	Expense reduction
Class R4	$1,765
Class R5	171
Class R6	49,332
Total	$303,807

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2023, were equivalent to a net annual effective rate of 0.57% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	57

service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2024, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $24,448 for Class R4 shares for the year ended October 31, 2023.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,480,886 for the year ended October 31, 2023. Of this amount, $155,909 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,324,977 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2023, CDSCs received by the Distributor amounted to $205,487 and $10,365 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$7,780,233	$3,045,603
Class C	1,886,610	221,263
Class I	—	828,988
Class R2	49,565	709
Class R4	84,916	1,690
Class R5	1,171	164
58	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Class	Distribution and service fees	Transfer agent fees
Class R6	—	$46,946
Total	$9,802,495	$4,145,363
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$15,816,667	6	5.769%	$15,207
Note 6—Fund share transactions
Transactions in fund shares for the years ended October 31, 2023 and 2022 were as follows:
	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	30,177,694	$714,950,415	35,357,748	$878,826,121
Distributions reinvested	1,737,496	40,633,344	3,052,807	77,352,792
Repurchased	(28,318,545)	(669,909,088)	(26,261,750)	(640,080,496)
Net increase	3,596,645	$85,674,671	12,148,805	$316,098,417
Class C shares
Sold	910,132	$21,479,594	972,211	$24,236,100
Distributions reinvested	72,234	1,678,133	246,033	6,377,311
Repurchased	(3,074,525)	(72,738,595)	(3,791,488)	(93,202,943)
Net decrease	(2,092,159)	$(49,580,868)	(2,573,244)	$(62,589,532)
Class I shares
Sold	6,217,266	$147,344,897	7,079,367	$174,892,081
Distributions reinvested	521,714	12,182,829	993,477	25,125,613
Repurchased	(8,027,583)	(189,452,477)	(9,653,868)	(234,311,660)
Net decrease	(1,288,603)	$(29,924,751)	(1,581,024)	$(34,293,966)
Class R2 shares
Sold	84,881	$2,009,393	58,364	$1,454,208
Distributions reinvested	5,973	139,628	11,203	285,072
Repurchased	(69,377)	(1,657,375)	(76,647)	(1,933,370)
Net increase (decrease)	21,477	$491,646	(7,080)	$(194,090)
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	59

	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	89,514	$2,126,268	87,499	$2,176,913
Distributions reinvested	18,171	427,201	33,704	859,121
Repurchased	(116,305)	(2,765,934)	(158,044)	(3,987,045)
Net decrease	(8,620)	$(212,465)	(36,841)	$(951,011)
Class R5 shares
Sold	4,660	$109,978	4,476	$109,367
Distributions reinvested	1,972	46,275	3,484	88,375
Repurchased	(6,366)	(147,317)	(9,481)	(250,048)
Net increase (decrease)	266	$8,936	(1,521)	$(52,306)
Class R6 shares
Sold	7,594,355	$180,339,534	8,676,856	$213,273,765
Distributions reinvested	580,882	13,599,934	890,577	22,395,203
Repurchased	(6,328,762)	(149,870,851)	(5,363,657)	(130,077,754)
Net increase	1,846,475	$44,068,617	4,203,776	$105,591,214
Total net increase	2,075,481	$50,525,786	12,152,871	$323,608,726
Affiliates of the fund owned 1% of shares of Class R6 on October 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,349,086,225 and $1,338,686,991, respectively, for the year ended October 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $1,316,489,828 and $1,216,896,872, respectively, for the year ended October 31, 2023.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	3,250,147	$39,113,494	$216,411,099	$(223,055,497)	$8,960	$12,360	$260,996	—	$32,490,416

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
60	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Note 9—LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of British pound sterling and U.S. dollar LIBOR settings on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Balanced Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
62	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	63

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with  Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at meetings held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
64	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	65

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2022 and underperformed for the three-, five-, and ten-year periods. The Board also noted that the fund outperformed the peer group median for the three-, five-, and ten-year periods ended December 31, 2022 and underperformed for the one-year period. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the three-, five-, and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are higher than the peer group median and net total expenses for the fund are equal to the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as
66	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	67

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
68	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	69

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	179
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	175
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	1986	177
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	175
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	175
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
70	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	177
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	175
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	175
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	175
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	71

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	177
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	175
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
72	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2005
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	73

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Susan A. Curry
Jeffrey N. Given, CFA
Michael J. Scanlon, Jr., CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
74	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Dynamic Municipal Bond ETF
John Hancock Fundamental All Cap Core ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3208575	36A 10/23
12/2023

Annual report
John Hancock
Disciplined Value International Fund
International equity
October 31, 2023

A message to shareholders
Dear shareholders,
Stocks performed well for most of the 12 months ended October 31, 2023, on hopes that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. Economic growth and corporate earnings came in above expectations. Mega-cap U.S. technology-related stocks were a key driver of returns for the broad global indexes, as were the European markets.
The environment grew less favorable during the last three months of the period, as investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep interest rates higher for longer. The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions, including the conflict in the Gaza Strip.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value International Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
18	Financial highlights
25	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Evaluation of advisory and subadvisory agreements by the Board of Trustees
44	Trustees and Officers
48	More information
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2023 (%)

The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A shares were first offered on 9-29-14. Returns prior to this date are those of the predecessor fund’s institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities gained ground during the period
Although central banks continued to tighten monetary policy, investors appeared to grow increasingly confident that the long series of interest-rate increases was nearing its conclusion.
The fund posted a positive return and outpaced its benchmark
Selection in the information technology and consumer staples sectors played the largest role in the fund’s positive showing versus its benchmark, the MSCI EAFE Index.
Stock selection in the energy sector detracted from performance
Holdings in the energy sector as well as out-of-benchmark holdings in materials and consumer discretionary were detractors.
SECTOR COMPOSITION AS OF 10/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	3

Management’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2023?
International equities posted a gain during the period. Although central banks continued to tighten monetary policy, investors appeared to grow increasingly confident that the long series of interest-rate increases was nearing its conclusion. In addition, global economic growth—while slowing—exceeded the depressed expectations that existed in late 2022. This was particularly true in Europe, where the conflict in Ukraine and the resulting disruptions to energy supplies did not depress growth to the extent that investors had initially feared. With this as the backdrop, the European markets strongly outpaced Asia during the period.
What aspects of the fund’s positioning helped and hurt relative performance?
Both sector allocation and individual stock selection contributed to the fund’s results. The largest benefit came from a zero weighting in real estate. The sector lagged considerably due in part to its above-average interest-rate sensitivity. An underweight in consumer staples, which lagged the broader market on concerns that companies would be unable to continue passing on rising input costs, was a further plus. Overweights in energy, materials, and financials also helped performance, as did an underweight in healthcare. On the other hand, an overweight in communication services was a very small detractor.
TOP 10 HOLDINGS AS OF 10/31/2023 (% of net assets)
Cenovus Energy, Inc.	3.2
Novartis AG	3.2
Asahi Group Holdings, Ltd.	2.4
CRH PLC	2.3
Shell PLC	2.3
Samsung Electronics Company, Ltd.	2.2
Sony Group Corp.	2.1
BP PLC	2.1
Everest Group, Ltd.	1.9
Kinross Gold Corp.	1.9
TOTAL	23.6
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2023 (% of net assets)
United Kingdom	21.5
Japan	17.9
France	8.4
Canada	7.9
Switzerland	7.1
Netherlands	5.1
Germany	4.9
Ireland	3.9
South Korea	3.0
Bermuda	2.5
TOTAL	82.2
Cash and cash equivalents are not included.
4	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Stock selection made the largest contributions in the information technology, consumer staples, and industrials sectors. Within information technology, positions in Renesas Electronics Corp., ST Microelectronics NV, Applied Materials, Inc., and Samsung Electronics Company, Ltd. accounted for nearly all of the outperformance. The largest contribution in consumer staples came from the lack of a position in industry giant Nestle SA, which lagged due to rising input costs and concerns about the outlook for personal spending. Coca-Cola Europacific Partners PLC rebounded following its weak showing in 2022 and was another top contributor in the sector. Our performance in industrials was led by the aerospace and defense companies BAE Systems PLC, which reported impressive results, and Rheinmetall AG, which exceeded earnings estimates and offered positive forward guidance. We sold the fund’s holdings in Applied Materials and Rheinmetall prior to period end.
On the other hand, stock selection in the energy sector detracted from performance. The fund was hurt by a position in TotalEnergies SE, which logged a gain but trailed the broader sector, as well as by the negative returns for holdings in Cenovus Energy, Inc., Suncor Energy, Inc. and Ovintiv, Inc. Not owning Danish pharmaceutical company Novo Nordisk A/S, which rallied on optimism about the sales potential for its weight loss drug, was an additional detractor. The fund also lost some ground from a position in the British bank NatWest Group PLC, which reported lower net interest margins and was pressured by adverse headlines regarding its business practices. We sold the fund’s positions in TotalEnergies and Ovintiv prior to period end.
MANAGED BY

Christopher K. Hart, CFA
Joseph F. Feeney, Jr., CFA
Joshua M. Jones, CFA
The views expressed in this report are exclusively those of the portfolio management team at Boston Partners Global Investors, Inc. (Boston Partners) and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A [1]	10.74	3.72	2.61	20.05	29.42
Class C1	14.64	4.00	2.47	21.65	27.57
Class I1,2	16.85	5.06	3.41	28.00	39.78
Class R2[1,2]	16.40	4.68	3.06	25.72	35.21
Class R4[1,2]	16.70	4.89	3.28	26.97	38.11
Class R6[1,2]	16.95	5.17	3.51	28.65	41.16
Class NAV[1,2]	17.06	5.18	3.51	28.71	41.23
Index†	14.40	4.10	3.05	22.24	35.11
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.14	1.89	0.89	1.29	1.14	0.79	0.78
Net (%)	1.13	1.88	0.88	1.28	1.03	0.78	0.77
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI EAFE Index.
See the following page for footnotes.
6	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI EAFE Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	10-31-13	12,757	12,757	13,511
Class I1,2	10-31-13	13,978	13,978	13,511
Class R2[1,2]	10-31-13	13,521	13,521	13,511
Class R4[1,2]	10-31-13	13,811	13,811	13,511
Class R6[1,2]	10-31-13	14,116	14,116	13,511
Class NAV[1,2]	10-31-13	14,123	14,123	13,511
The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. Returns prior to this date are those of the predecessor fund’s institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2023	Ending value on 10-31-2023	Expenses paid during period ended 10-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$955.00	$5.62	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Class C	Actual expenses/actual returns	1,000.00	950.80	9.24	1.88%
	Hypothetical example	1,000.00	1,015.70	9.55	1.88%
Class I	Actual expenses/actual returns	1,000.00	955.80	4.39	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Class R2	Actual expenses/actual returns	1,000.00	953.80	6.25	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Class R4	Actual expenses/actual returns	1,000.00	955.10	5.03	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Class R6	Actual expenses/actual returns	1,000.00	956.50	3.80	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Class NAV	Actual expenses/actual returns	1,000.00	957.20	3.75	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	9

Fund’s investments
AS OF 10-31-23
	Shares	Value
Common stocks 96.1%		$2,414,821,389
(Cost $2,409,178,946)
Austria 0.9%		21,795,294
ANDRITZ AG	473,511	21,795,294
Belgium 0.5%		11,878,442
Azelis Group NV	696,463	11,878,442
Bermuda 2.5%		62,928,300
Everest Group, Ltd.	118,870	47,027,349
RenaissanceRe Holdings, Ltd.	72,412	15,900,951
Brazil 1.0%		25,768,126
Banco do Brasil SA	2,687,000	25,768,126
Canada 7.9%		199,380,563
Allied Gold Corp. (A)	2,092,231	6,638,411
Cenovus Energy, Inc.	4,250,558	80,980,529
Kinross Gold Corp.	8,913,030	46,533,504
Suncor Energy, Inc.	733,726	23,761,770
Teck Resources, Ltd., Class B	1,173,540	41,466,349
China 1.0%		24,275,796
Alibaba Group Holding, Ltd. (A)	2,358,000	24,275,796
Finland 1.9%		47,891,284
Fortum OYJ	2,036,952	24,185,613
Metso OYJ	960,417	8,461,686
Nordea Bank ABP	1,447,367	15,243,985
France 8.4%		211,637,149
Airbus SE	157,191	21,075,580
AXA SA	1,269,579	37,618,176
Capgemini SE	73,975	13,073,516
Cie de Saint-Gobain SA	234,871	12,785,006
Imerys SA	358,540	9,506,805
Kering SA	19,194	7,806,234
Rexel SA	1,081,602	22,089,328
Sanofi SA	486,080	44,139,100
SPIE SA	680,976	17,907,983
STMicroelectronics NV	403,186	15,369,498
Technip Energies NV	468,555	10,265,923
Germany 4.9%		122,998,081
Allianz SE	104,603	24,502,480
Commerzbank AG	3,524,835	38,017,306
Daimler Truck Holding AG	650,751	20,446,748
10	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
Infineon Technologies AG	327,529	$9,567,197
Siemens AG	229,575	30,464,350
Greece 0.6%		14,971,948
Hellenic Telecommunications Organization SA	1,068,174	14,971,948
India 1.3%		31,581,874
HDFC Bank, Ltd., ADR	558,477	31,581,874
Ireland 3.9%		98,494,447
CRH PLC	1,085,251	58,242,076
Ryanair Holdings PLC, ADR (A)	458,978	40,252,371
Italy 0.5%		11,919,695
Iveco Group NV (A)	1,414,334	11,919,695
Japan 17.9%		450,134,721
Asahi Group Holdings, Ltd.	1,685,400	60,961,616
Chugai Pharmaceutical Company, Ltd.	603,200	17,888,840
Kansai Paint Company, Ltd.	1,577,500	23,086,255
KDDI Corp.	1,470,600	43,992,620
Komatsu, Ltd.	824,100	18,934,850
Mitsubishi Electric Corp.	1,007,900	11,557,097
Mitsubishi Heavy Industries, Ltd.	688,000	35,435,222
Panasonic Holdings Corp.	2,991,900	26,249,410
Renesas Electronics Corp. (A)	2,694,200	35,389,988
Resona Holdings, Inc.	4,590,100	24,526,384
Ryohin Keikaku Company, Ltd.	1,760,500	24,821,775
Sony Group Corp.	649,900	54,031,962
Sumitomo Mitsui Financial Group, Inc.	770,900	37,163,531
Suzuki Motor Corp.	930,000	36,095,171
Jordan 0.4%		9,729,547
Hikma Pharmaceuticals PLC	419,928	9,729,547
Luxembourg 1.0%		24,297,805
Tenaris SA	1,523,042	24,297,805
Netherlands 5.1%		128,706,167
Aalberts NV	487,889	15,233,001
ING Groep NV	2,739,217	35,118,221
Koninklijke Ahold Delhaize NV	1,180,605	34,959,835
Stellantis NV	2,321,318	43,395,110
Singapore 2.2%		56,269,333
Genting Singapore, Ltd.	22,543,400	14,163,015
United Overseas Bank, Ltd.	2,134,700	42,106,318
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	11

	Shares	Value
South Korea 3.0%		$76,324,640
Hana Financial Group, Inc.	712,294	20,711,219
Samsung Electronics Company, Ltd.	1,117,299	55,613,421
Spain 2.1%		53,454,227
Banco Bilbao Vizcaya Argentaria SA (B)	4,106,118	32,303,802
Bankinter SA	3,344,754	21,150,425
Sweden 0.5%		11,264,815
Svenska Handelsbanken AB, A Shares	1,321,278	11,264,815
Switzerland 7.1%		178,337,386
Glencore PLC	5,204,798	27,568,953
Novartis AG	857,908	80,316,976
Swiss Re AG	296,590	32,406,263
The Swatch Group AG, Bearer Shares	73,197	18,736,686
UBS Group AG	821,763	19,308,508
United Kingdom 21.5%		540,781,749
AstraZeneca PLC	227,981	28,544,096
BAE Systems PLC	3,191,975	42,920,544
Beazley PLC	4,949,873	31,007,841
BP PLC	8,594,775	52,479,900
Coca-Cola Europacific Partners PLC	363,831	21,287,752
CVS Group PLC	462,559	8,258,601
Endeavour Mining PLC	728,394	14,901,415
Ferroglobe PLC (A)	2,550,900	11,606,595
Future PLC	1,528,751	16,506,713
IMI PLC	1,458,270	26,043,338
Inchcape PLC	1,878,517	15,230,056
Informa PLC	2,038,636	17,663,736
JD Sports Fashion PLC	14,819,813	23,042,401
NatWest Group PLC	11,881,249	25,851,443
Nomad Foods, Ltd. (A)	1,044,005	14,428,149
Reckitt Benckiser Group PLC	579,260	38,756,552
Shell PLC	1,783,712	57,483,463
SSE PLC	2,038,080	40,503,951
Tesco PLC	9,183,120	30,135,002
WH Smith PLC	1,708,415	24,130,201

	Yield (%)	Shares	Value
Short-term investments 3.7%			$92,132,263
(Cost $92,132,398)
Short-term funds 3.7%			92,132,263
Fidelity Government Portfolio, Institutional Class	5.2729(C)	76,127,718	76,127,718
John Hancock Collateral Trust (D)	5.5153(C)	1,600,999	16,004,545

12	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $2,501,311,344) 99.8%	$2,506,953,652
Other assets and liabilities, net 0.2%	6,000,769
Total net assets 100.0%	$2,512,954,421

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-23.
(C)	The rate shown is the annualized seven-day yield as of 10-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
At 10-31-23, the aggregate cost of investments for federal income tax purposes was $2,509,556,549. Net unrealized depreciation aggregated to $2,602,897, of which $161,201,301 related to gross unrealized appreciation and $163,804,198 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-23

Assets
Unaffiliated investments, at value (Cost $2,485,306,664) including $15,179,371 of securities loaned	$2,490,949,107
Affiliated investments, at value (Cost $16,004,680)	16,004,545
Total investments, at value (Cost $2,501,311,344)	2,506,953,652
Cash	29,297
Foreign currency, at value (Cost $3,858,830)	3,835,847
Dividends and interest receivable	9,247,031
Receivable for fund shares sold	5,275,440
Receivable for investments sold	14,975,912
Receivable for securities lending income	4,753
Other assets	341,960
Total assets	2,540,663,892
Liabilities
Payable for investments purchased	9,560,344
Payable for fund shares repurchased	1,571,685
Payable upon return of securities loaned	16,000,597
Payable to affiliates
Accounting and legal services fees	185,648
Transfer agent fees	71,684
Distribution and service fees	1,132
Trustees’ fees	3,331
Other liabilities and accrued expenses	315,050
Total liabilities	27,709,471
Net assets	$2,512,954,421
Net assets consist of
Paid-in capital	$2,569,641,582
Total distributable earnings (loss)	(56,687,161)
Net assets	$2,512,954,421

14	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($146,362,266 ÷ 10,601,524 shares)[1]	$13.81
Class C ($5,334,830 ÷ 388,709 shares)[1]	$13.72
Class I ($512,096,606 ÷ 36,992,039 shares)	$13.84
Class R2 ($5,264,907 ÷ 380,849 shares)	$13.82
Class R4 ($169,698 ÷ 12,277 shares)	$13.82
Class R6 ($522,759,584 ÷ 37,743,089 shares)	$13.85
Class NAV ($1,320,966,530 ÷ 95,404,765 shares)	$13.85
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.54

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	15

STATEMENT OF OPERATIONS For the year ended 10-31-23

Investment income
Dividends	$82,429,962
Interest	54,194
Securities lending	417,513
Less foreign taxes withheld	(7,690,023)
Total investment income	75,211,646
Expenses
Investment management fees	17,628,676
Distribution and service fees	424,239
Accounting and legal services fees	512,801
Transfer agent fees	666,709
Trustees’ fees	58,368
Custodian fees	631,336
State registration fees	181,424
Printing and postage	81,353
Professional fees	171,699
Other	101,854
Total expenses	20,458,459
Less expense reductions	(175,518)
Net expenses	20,282,941
Net investment income	54,928,705
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	166,452,631
Affiliated investments	(16,865)
166,435,766
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	94,686,923
Affiliated investments	(135)
94,686,788
Net realized and unrealized gain	261,122,554
Increase in net assets from operations	$316,051,259
16	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-23	Year ended 10-31-22
Increase (decrease) in net assets
From operations
Net investment income	$54,928,705	$46,870,104
Net realized gain	166,435,766	18,241,874
Change in net unrealized appreciation (depreciation)	94,686,788	(352,820,875)
Increase (decrease) in net assets resulting from operations	316,051,259	(287,708,897)
Distributions to shareholders
From earnings
Class A	(2,524,753)	(3,567,029)
Class C	(80,076)	(147,560)
Class I	(6,358,018)	(2,232,886)
Class R2	(120,448)	(21,948)
Class R4	(3,871)	(5,774)
Class R6	(10,877,291)	(12,677,795)
Class NAV	(33,875,441)	(55,772,157)
Total distributions	(53,839,898)	(74,425,149)
From fund share transactions	355,013,543	26,525,490
Total increase (decrease)	617,224,904	(335,608,556)
Net assets
Beginning of year	1,895,729,517	2,231,338,073
End of year	$2,512,954,421	$1,895,729,517
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	17

Financial highlights
CLASS A SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.11	$14.54	$10.57	$12.21	$12.42
Net investment income[1]	0.27	0.26	0.33	0.16	0.25
Net realized and unrealized gain (loss) on investments	1.72	(2.25)	3.80	(1.53)	—[2]
Total from investment operations	1.99	(1.99)	4.13	(1.37)	0.25
Less distributions
From net investment income	(0.23)	(0.44)	(0.16)	(0.27)	(0.14)
From net realized gain	(0.06)	—	—	—	(0.32)
Total distributions	(0.29)	(0.44)	(0.16)	(0.27)	(0.46)
Net asset value, end of period	$13.81	$12.11	$14.54	$10.57	$12.21
Total return (%)[3,4]	16.60	(14.05)	39.23	(11.53)	2.34
Ratios and supplemental data
Net assets, end of period (in millions)	$146	$105	$118	$91	$114
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.20	1.20	1.23	1.28
Expenses including reductions	1.16	1.19	1.19	1.23	1.27
Net investment income	1.93	1.95	2.35	1.42	2.13
Portfolio turnover (%)	71	70	76	99[5]	96

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes merger activity.
18	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.04	$14.45	$10.51	$12.16	$12.35
Net investment income[1]	0.16	0.16	0.22	0.07	0.17
Net realized and unrealized gain (loss) on investments	1.71	(2.24)	3.79	(1.54)	—[2]
Total from investment operations	1.87	(2.08)	4.01	(1.47)	0.17
Less distributions
From net investment income	(0.13)	(0.33)	(0.07)	(0.18)	(0.04)
From net realized gain	(0.06)	—	—	—	(0.32)
Total distributions	(0.19)	(0.33)	(0.07)	(0.18)	(0.36)
Net asset value, end of period	$13.72	$12.04	$14.45	$10.51	$12.16
Total return (%)[3,4]	15.64	(14.67)	38.27	(12.30)	1.67
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$6	$6	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	1.95	1.95	1.98	2.00
Expenses including reductions	1.91	1.94	1.94	1.98	1.99
Net investment income	1.17	1.22	1.58	0.63	1.44
Portfolio turnover (%)	71	70	76	99[5]	96

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	19

CLASS I SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.14	$14.58	$10.59	$12.24	$12.45
Net investment income[1]	0.33	0.28	0.36	0.19	0.27
Net realized and unrealized gain (loss) on investments	1.69	(2.25)	3.81	(1.54)	0.02
Total from investment operations	2.02	(1.97)	4.17	(1.35)	0.29
Less distributions
From net investment income	(0.26)	(0.47)	(0.18)	(0.30)	(0.18)
From net realized gain	(0.06)	—	—	—	(0.32)
Total distributions	(0.32)	(0.47)	(0.18)	(0.30)	(0.50)
Net asset value, end of period	$13.84	$12.14	$14.58	$10.59	$12.24
Total return (%)[2]	16.85	(13.79)	39.55	(11.36)	2.73
Ratios and supplemental data
Net assets, end of period (in millions)	$512	$112	$69	$42	$88
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.95	0.95	0.98	1.01
Expenses including reductions	0.91	0.94	0.94	0.98	0.98
Net investment income	2.29	2.13	2.57	1.62	2.22
Portfolio turnover (%)	71	70	76	99[3]	96

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
20	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.12	$14.55	$10.58	$12.22	$12.42
Net investment income[1]	0.25	0.09	0.31	0.15	0.24
Net realized and unrealized gain (loss) on investments	1.72	(2.10)	3.80	(1.53)	0.01
Total from investment operations	1.97	(2.01)	4.11	(1.38)	0.25
Less distributions
From net investment income	(0.21)	(0.42)	(0.14)	(0.26)	(0.13)
From net realized gain	(0.06)	—	—	—	(0.32)
Total distributions	(0.27)	(0.42)	(0.14)	(0.26)	(0.45)
Net asset value, end of period	$13.82	$12.12	$14.55	$10.58	$12.22
Total return (%)[2]	16.40	(14.12)	39.06	(11.61)	2.32
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.33	1.29	1.32	1.35
Expenses including reductions	1.29	1.32	1.28	1.32	1.34
Net investment income	1.76	0.71	2.26	1.30	1.98
Portfolio turnover (%)	71	70	76	99[3]	96

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	21

CLASS R4 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.12	$14.55	$10.58	$12.22	$12.44
Net investment income[1]	0.29	0.27	0.34	0.18	0.22
Net realized and unrealized gain (loss) on investments	1.71	(2.25)	3.80	(1.54)	0.04
Total from investment operations	2.00	(1.98)	4.14	(1.36)	0.26
Less distributions
From net investment income	(0.24)	(0.45)	(0.17)	(0.28)	(0.16)
From net realized gain	(0.06)	—	—	—	(0.32)
Total distributions	(0.30)	(0.45)	(0.17)	(0.28)	(0.48)
Net asset value, end of period	$13.82	$12.12	$14.55	$10.58	$12.22
Total return (%)[2]	16.70	(13.94)	39.33	(11.44)	2.45
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.20	1.20	1.21	1.25
Expenses including reductions	1.05	1.09	1.09	1.11	1.14
Net investment income	2.04	2.03	2.45	1.68	1.84
Portfolio turnover (%)	71	70	76	99[4]	96

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes merger activity.
22	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.15	$14.58	$10.59	$12.24	$12.46
Net investment income[1]	0.33	0.30	0.38	0.20	0.31
Net realized and unrealized gain (loss) on investments	1.71	(2.24)	3.81	(1.54)	(0.01)
Total from investment operations	2.04	(1.94)	4.19	(1.34)	0.30
Less distributions
From net investment income	(0.28)	(0.49)	(0.20)	(0.31)	(0.20)
From net realized gain	(0.06)	—	—	—	(0.32)
Total distributions	(0.34)	(0.49)	(0.20)	(0.31)	(0.52)
Net asset value, end of period	$13.85	$12.15	$14.58	$10.59	$12.24
Total return (%)[2]	16.95	(13.68)	39.77	(11.28)	2.77
Ratios and supplemental data
Net assets, end of period (in millions)	$523	$391	$382	$287	$186
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.85	0.85	0.87	0.89
Expenses including reductions	0.80	0.84	0.84	0.86	0.88
Net investment income	2.31	2.27	2.74	1.86	2.57
Portfolio turnover (%)	71	70	76	99[3]	96

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	23

CLASS NAV SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.14	$14.58	$10.59	$12.24	$12.46
Net investment income[1]	0.32	0.31	0.38	0.20	0.32
Net realized and unrealized gain (loss) on investments	1.73	(2.26)	3.81	(1.54)	(0.02)
Total from investment operations	2.05	(1.95)	4.19	(1.34)	0.30
Less distributions
From net investment income	(0.28)	(0.49)	(0.20)	(0.31)	(0.20)
From net realized gain	(0.06)	—	—	—	(0.32)
Total distributions	(0.34)	(0.49)	(0.20)	(0.31)	(0.52)
Net asset value, end of period	$13.85	$12.14	$14.58	$10.59	$12.24
Total return (%)[2]	17.06	(13.75)	39.80	(11.28)	2.77
Ratios and supplemental data
Net assets, end of period (in millions)	$1,321	$1,277	$1,655	$1,254	$1,305
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.84	0.84	0.86	0.88
Expenses including reductions	0.79	0.83	0.83	0.85	0.87
Net investment income	2.28	2.34	2.73	1.82	2.73
Portfolio turnover (%)	71	70	76	99[3]	96

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
24	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	25

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2023, by major security category or type:
	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Austria	$21,795,294	—	$21,795,294	—
Belgium	11,878,442	—	11,878,442	—
Bermuda	62,928,300	$62,928,300	—	—
Brazil	25,768,126	25,768,126	—	—
Canada	199,380,563	199,380,563	—	—
China	24,275,796	—	24,275,796	—
Finland	47,891,284	—	47,891,284	—
France	211,637,149	—	211,637,149	—
Germany	122,998,081	—	122,998,081	—
Greece	14,971,948	—	14,971,948	—
India	31,581,874	31,581,874	—	—
Ireland	98,494,447	40,252,371	58,242,076	—
Italy	11,919,695	—	11,919,695	—
Japan	450,134,721	—	450,134,721	—
Jordan	9,729,547	—	9,729,547	—
Luxembourg	24,297,805	—	24,297,805	—
Netherlands	128,706,167	—	128,706,167	—
Singapore	56,269,333	—	56,269,333	—
South Korea	76,324,640	—	76,324,640	—
Spain	53,454,227	—	53,454,227	—
Sweden	11,264,815	—	11,264,815	—
Switzerland	178,337,386	—	178,337,386	—
26	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
United Kingdom	$540,781,749	$62,223,911	$478,557,838	—
Short-term investments	92,132,263	92,132,263	—	—
Total investments in securities	$2,506,953,652	$514,267,408	$1,992,686,244	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2023, the fund loaned securities valued at $15,179,371 and received $16,000,597 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	27

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2023 were $12,309.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2023, the fund has a short-term capital loss carryforward of $132,784,073 and a long-term capital loss carryforward of $110,483,539 available to offset future net realized capital gains. These carryforwards do not expire.
Due to merger activity in year 2020, the total capital loss carryforward as of October 31, 2023, is limited to $2,610,689 each fiscal year due to IRC Section 382 limitation. Any unused portion of this limitation will carryforward to the following fiscal years.
28	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2023 and 2022 was as follows:
	October 31, 2023	October 31, 2022
Ordinary income	$44,712,494	$74,425,149
Long-term capital gains	9,127,404	—
Total	$53,839,898	$74,425,149
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2023, the components of distributable earnings on a tax basis consisted of $85,657,837 of undistributed ordinary income and $103,648,765 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.
The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.750% of the first $500 million of aggregate average daily net assets, (b) 0.720% of the next $500 million of aggregate average daily net assets, (c) 0.690% of the next $1 billion of aggregate average daily net assets, (d) 0.670% of the next $1 billion of aggregate average daily net assets, (e) 0.660% of the next $2 billion of aggregate average daily net assets, and (f) 0.650% of aggregate average daily net assets in excess of $5 billion. Prior to April 1, 2023, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis based on the following: If aggregate average daily net assets were less than $300 million, then the management fee rate was 0.825% of all aggregate average daily net assets. If aggregate
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	29

average daily net assets equaled or exceeded $300 million but was less than $2.5 billion, then the management fee rate was 0.775% of all aggregate average daily net assets. If aggregate average daily net assets exceeded $2.5 billion, then the following fee schedule applied: a) 0.775% of the first $2.5 billion of aggregate average daily net assets; b) 0.750% of the next $500 million of aggregate average daily net assets; and c) 0.725% of the aggregate average daily net assets in excess of $3 billion. Aggregate net assets include the net assets of the fund, Disciplined Value International Trust (a series of John Hancock Variable Insurance Trust), Manulife Boston Partners International Equity Fund (Canada), the portion of the net assets of Manulife Balanced Fund (Canada) invested in Boston Partners International Equity Pooled Fund (Canada), the portion of the net assets of MLI Pension Plus Growth Fund (Canada) invested in Boston Partners International Equity Pooled Fund (Canada), the portion of the net assets of Manulife MIM Diversified Fund (Canada) invested in Boston Partners International Equity Fund (Canada), and the portion of the net assets of Manulife Diversified Tri-Plan Fund (Canada) invested in Boston Partners International Equity Pooled Fund (Canada). Prior to May 31, 2023, aggregate net assets included the net assets of the fund, Disciplined Value International Trust (a series of John Hancock Variable Insurance Trust) Manulife Boston Partners International Equity Fund (Canada), the portion of the net assets of Manulife Balanced Fund (Canada) invested in Boston Partners International Equity Pooled Fund (Canada), and the portion of the net assets of MLI Pension Plus Growth Fund (Canada) invested in Boston Partners International Equity Pooled Fund (Canada). The Advisor has a subadvisory agreement Boston Partners Global Investors, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.88% of average daily net assets excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This expense limitation expires on February 28, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Additionally, the Advisor has contractually agreed to waive and/or reimburse expenses for Class I and Class R6 shares of the fund to the extent they exceed 0.98% and 0.88% of the respective class’s average daily net assets. This expense limitation excludes taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, borrowing costs, prime brokerage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. This waiver expires on February 28, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$9,814
Class C	404
Class I	28,732
Class R2	409
Class	Expense reduction
Class R4	$13
Class R6	35,099
Class NAV	100,865
Total	$175,336

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
30	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2023, were equivalent to a net annual effective rate of 0.72% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2024, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $182 for Class R4 shares for the year ended October 31, 2023.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $96,658 for the year ended October 31, 2023. Of this amount, $16,561 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $80,097 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2023, CDSCs received by the Distributor amounted to $1,313 and $70 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	31

Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$339,653	$159,673
Class C	56,042	6,574
Class I	—	466,873
Class R2	27,909	396
Class R4	635	13
Class R6	—	33,180
Total	$424,239	$666,709
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$10,966,667	6	5.242%	$9,581
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2023 and 2022 were as follows:
	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,081,171	$43,845,643	1,435,044	$19,123,562
Distributions reinvested	193,743	2,501,228	259,411	3,530,587
Repurchased	(1,329,421)	(18,743,534)	(1,183,221)	(15,763,785)
Net increase	1,945,493	$27,603,337	511,234	$6,890,364
Class C shares
Sold	117,055	$1,621,132	89,728	$1,155,183
Distributions reinvested	6,203	80,076	10,834	147,560
Repurchased	(142,035)	(2,013,249)	(140,764)	(1,863,139)
Net decrease	(18,777)	$(312,041)	(40,202)	$(560,396)
32	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class I shares
Sold	33,879,247	$475,105,619	6,924,472	$91,790,627
Distributions reinvested	492,244	6,354,871	163,444	2,226,107
Repurchased	(6,631,965)	(94,855,379)	(2,553,761)	(33,421,298)
Net increase	27,739,526	$386,605,111	4,534,155	$60,595,436
Class R2 shares
Sold	24,604	$351,389	413,495	$5,595,831
Distributions reinvested	9,308	120,448	1,608	21,929
Repurchased	(103,649)	(1,415,092)	(15,877)	(207,287)
Net increase (decrease)	(69,737)	$(943,255)	399,226	$5,410,473
Class R4 shares
Sold	913	$12,963	1,358	$17,995
Distributions reinvested	300	3,871	424	5,774
Repurchased	(2,168)	(30,922)	(967)	(13,480)
Net increase (decrease)	(955)	$(14,088)	815	$10,289
Class R6 shares
Sold	12,738,220	$182,087,051	8,526,378	$111,245,299
Distributions reinvested	842,541	10,877,205	931,488	12,677,552
Repurchased	(8,018,801)	(114,440,497)	(3,473,541)	(46,184,352)
Net increase	5,561,960	$78,523,759	5,984,325	$77,738,499
Class NAV shares
Sold	6,173,093	$88,180,881	5,206,733	$68,253,384
Distributions reinvested	2,626,003	33,875,441	4,097,881	55,772,157
Repurchased	(18,567,568)	(258,505,602)	(17,630,666)	(247,584,716)
Net decrease	(9,768,472)	$(136,449,280)	(8,326,052)	$(123,559,175)
Total net increase	25,389,038	$355,013,543	3,063,501	$26,525,490
Affiliates of the fund owned 83% of shares of Class NAV on October 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $2,004,855,718 and $1,653,034,644, respectively, for the year ended October 31, 2023.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2023, funds within the John Hancock group of funds complex held 42.6% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	33

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	13.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	10.5%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	6.4%
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,600,999	—	$593,417,121	$(577,395,576)	$(16,865)	$(135)	$417,513	—	$16,004,545

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
34	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Disciplined Value International Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	35

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $78,033,608. The fund intends to pass through foreign tax credits of $6,076,723.
The fund paid $19,344,354 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value International Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a meeting held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	37

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
38	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three- and ten-year periods ended December 31, 2022 and underperformed its benchmark index for the five-year period. The Board also noted that the fund outperformed the peer group median for the one-, three-, five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three- and ten-year periods and to the peer group median for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the benchmark index and the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	39

its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
40	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	41

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the benchmark index and the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
42	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	43

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	179
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	175
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	1986	177
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	175
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	175
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
44	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	177
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	175
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	175
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	175
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	45

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	177
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	175
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
46	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	47

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Boston Partners Global Investors, Inc.
Portfolio Managers
Joseph F. Feeney, Jr., CFA1
Christopher K. Hart, CFA
Joshua M. Jones, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
1 Effective December 31, 2023, Joseph F. Feeney, Jr. will no longer serve as a portfolio manager for the fund.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
48	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Dynamic Municipal Bond ETF
John Hancock Fundamental All Cap Core ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3208587	455A 10/23
12/2023

Annual report
John Hancock
Diversified Macro Fund
Alternative
October 31, 2023

A message to shareholders
Dear shareholders,
Stocks performed well for most of the 12 months ended October 31, 2023, on hopes that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. Economic growth and corporate earnings came in above expectations. Mega-cap U.S. technology-related stocks were a key driver of returns for the broad global indexes, as were the European markets.
The environment grew less favorable during the last three months of the period, as investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep interest rates higher for longer. The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions, including the conflict in the Gaza Strip.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Diversified Macro Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Consolidated Fund’s investments
15	Consolidated financial statements
18	Consolidated financial highlights
23	Notes to consolidated financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Evaluation of advisory and subadvisory agreements by the Board of Trustees
42	Trustees and Officers
46	More information
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2023 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) 0-3 Month U.S. Treasury Bill Index tracks the performance of Treasury bills maturing in zero to three months.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global interest rates continued to rise during the period
Global central banks, led by the U.S. Federal Reserve (Fed), kept restrictive monetary policy in place to combat persistent inflation, resulting in higher yields across most developed markets.
The fund underperformed its benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index
Positions in bonds from the United Kingdom and Australia and long exposure to the U.S. dollar versus several major currencies were detractors.
U.S. fixed income was a contributor to performance
Despite significant losses in the sector during March following the sharp reversals caused by the collapse of several regional banks, the fund’s positions in domestic fixed income contributed to performance.
FUTURES CONTRACTS EXPOSURE AS OF 10/31/2023 (Notional basis as a % of net assets)
Energy	10.7
Equity	6.6
Currency	1.7
Ags/Softs	(2.0)
Base Metals	(4.7)
Precious Metals	(7.9)
Long Term/Intermediate Rates	(71.6)
Short Term Rates	(134.4)
TOTAL	(201.6)
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	3

FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATION AS OF 10/31/2023 (% of net assets)

The fund’s assets are exposed to both short (unfavored) and long (favored) currency positions.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
4	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended October 31, 2023?
Market activity during the period was driven primarily by uncertainty surrounding global central bank policy in response to persistent inflation and economic growth concerns in several regions, as well as certain geopolitical factors. After consistent dollar strength for most of 2022, the U.S. dollar weakened significantly from November 2022 through January 2023 on the back of lower-than-expected U.S. inflation data and the end of COVID lockdown in China. March saw increased short-term volatility following the collapse of Silicon Valley Bank.
Central bank activity continued to drive markets throughout the remainder of the period as investors grappled with inflation, economic data, and concerns for a global recession. In the U.S., optimism around a soft landing and a strong economy boosted risk sentiment over the summer months. This environment led to choppy but generally positive results overall for equity markets, rising global yields, and a strengthening U.S. dollar. Commodity markets weakened significantly during the second quarter of 2023 and then fluctuated through the end of October.
In addition to inflation and its impact on central bank policy, several other themes drove uncertainty and influenced markets during the period, including ongoing geopolitical concerns, such as tension between China and the United States and the conflicts in Ukraine and the Gaza Strip.
How did the fund perform in this environment?
The fund’s Class A shares posted a loss and underperformed its benchmark. Performance and positioning across sectors were within expectations for the fund, which continued to seek diversification across its market universe through its four underlying trading styles. Exposure is implemented by investing in derivative instruments, including futures and forward foreign currency contracts. Portfolio construction and risk management processes are important elements of the strategy which, among other things, help to target consistent volatility and avoid overconcentration in any one asset class or market by assessing short- and long-term market correlations to generate a balanced portfolio.
Performance was virtually flat in equities as gains from long positions in European and Japanese benchmark indexes during the first half of 2023 were offset by losses from positions in the Hang Seng, as well as U.S. and U.K. benchmark indexes.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	5

The fund experienced losses in currencies from long exposure to the U.S. dollar versus several major currencies, including the Swiss franc, Japanese yen, Australian dollar, British pound sterling, and New Zealand dollar. In commodities, losses resulted from evolving positions in precious metals and various energy markets.
Profits in fixed income resulted from evolving positions across the yield curve in the United States, and, to a lesser extent, Europe and Canada. Gains were partially offset by losses from positions in United Kingdom and Australian bonds.
MANAGED BY

Kenneth G. Tropin
Pablo E. Calderini
The views expressed in this report are exclusively those of the portfolio management team at Graham Capital Management, L.P., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2023

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (7-29-19)	Since inception (7-29-19)
Class A	-5.08	2.37	10.47
Class C	-1.84	2.82	12.59
Class I1	0.17	3.90	17.70
Class R6[1]	0.20	3.99	18.16
Class NAV[1]	0.30	4.01	18.21
Index†	4.86	1.65	7.23
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Consolidated financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.65	2.40	1.40	1.29	1.28
Net (%)	1.64	2.39	1.39	1.28	1.27
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the ICE BofA 0-3 Month U.S. Treasury Bill Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Macro Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA 0-3 Month U.S. Treasury Bill Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	7-29-19	11,259	11,259	10,723
Class I1	7-29-19	11,770	11,770	10,723
Class R6[1]	7-29-19	11,816	11,816	10,723
Class NAV[1]	7-29-19	11,821	11,821	10,723
The Intercontinental Exchange (ICE) Bank of America (BofA) 0-3 Month U.S. Treasury Bill Index tracks the performance of Treasury bills maturing in zero to three months.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2023	Ending value on 10-31-2023	Expenses paid during period ended 10-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,060.60	$8.57	1.65%
	Hypothetical example	1,000.00	1,016.90	8.39	1.65%
Class C	Actual expenses/actual returns	1,000.00	1,055.40	12.38	2.39%
	Hypothetical example	1,000.00	1,013.20	12.13	2.39%
Class I	Actual expenses/actual returns	1,000.00	1,061.50	7.22	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class R6	Actual expenses/actual returns	1,000.00	1,061.50	6.60	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Class NAV	Actual expenses/actual returns	1,000.00	1,062.60	6.60	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Consolidated Fund’s investments
AS OF 10-31-23
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 69.7%				$957,496,447
(Cost $957,497,160)
U.S. Government 69.7%				957,496,447
U.S. Treasury Bill	5.247	12-14-23	130,000,000	129,178,192
U.S. Treasury Bill	5.281	11-14-23	150,000,000	149,713,526
U.S. Treasury Bill	5.287	11-07-23	97,000,000	96,914,640
U.S. Treasury Bill	5.295	12-21-23	132,000,000	131,027,875
U.S. Treasury Bill	5.298	11-21-23	152,000,000	151,552,973
U.S. Treasury Bill	5.300	12-07-23	132,500,000	131,800,400
U.S. Treasury Bill	5.327	11-30-23	84,000,000	83,642,111
U.S. Treasury Bill	5.335	11-28-23	84,000,000	83,666,730

Total investments (Cost $957,497,160) 69.7%	$957,496,447
Other assets and liabilities, net 30.3%	416,741,364
Total net assets 100.0%	$1,374,237,811

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	11

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
3-Month SONIA Index Futures	455	Long	Mar 2025	$131,601,651	$131,752,513	$150,862
Australian 10-Year Bond Futures	474	Long	Dec 2023	33,572,987	32,424,087	(1,148,900)
Brent Crude Futures	455	Long	Dec 2023	40,809,008	38,811,500	(1,997,508)
CAC40 Index Futures	683	Long	Nov 2023	50,639,472	49,955,427	(684,045)
Canadian 10-Year Bond Futures	73	Long	Dec 2023	6,046,126	6,046,879	753
Cocoa Futures	84	Long	Dec 2023	2,736,399	3,460,097	723,698
Cocoa Futures	171	Long	Mar 2024	6,892,751	6,964,789	72,038
Cotton No. 2 Futures	228	Long	Dec 2023	9,440,897	9,260,220	(180,677)
DAX Index Futures	173	Long	Dec 2023	71,170,880	68,269,001	(2,901,879)
Euro STOXX 50 Index Futures	2,741	Long	Dec 2023	121,663,392	118,446,328	(3,217,064)
Euro-BOBL Futures	1,539	Long	Dec 2023	188,452,673	189,156,842	704,169
FTSE 100 Index Futures	1,193	Long	Dec 2023	109,856,789	106,490,411	(3,366,378)
Gasoline RBOB Futures	246	Long	Dec 2023	23,762,151	22,953,571	(808,580)
Long Gilt Futures	501	Long	Dec 2023	56,566,395	56,686,305	119,910
Low Sulphur Gasoil Futures	474	Long	Dec 2023	41,477,923	40,076,700	(1,401,223)
Nikkei 225 Index Futures	264	Long	Dec 2023	56,474,379	54,602,672	(1,871,707)
NY Harbor ULSD Futures	237	Long	Dec 2023	29,667,890	29,105,496	(562,394)
Soybean Meal Futures	364	Long	Dec 2023	13,848,534	15,706,600	1,858,066
Soybean Oil Futures	264	Long	Dec 2023	8,788,979	8,162,352	(626,627)
Sugar No. 11 (World) Futures	756	Long	Mar 2024	22,561,828	22,954,579	392,751
TOPIX Index Futures	173	Long	Dec 2023	26,578,174	26,348,045	(230,129)
U.S. Dollar Index Futures	228	Long	Dec 2023	23,816,252	24,284,280	468,028
WTI Crude Futures	519	Long	Nov 2023	43,082,456	42,158,370	(924,086)
10-Year U.S. Treasury Note Futures	774	Short	Dec 2023	(84,356,106)	(82,080,281)	2,275,825
2-Year U.S. Treasury Note Futures	3,552	Short	Jan 2024	(721,154,473)	(719,113,500)	2,040,973
3-Month EURIBOR Futures	712	Short	Jun 2024	(182,587,906)	(181,514,459)	1,073,447
3-Month EURIBOR Futures	1,938	Short	Dec 2024	(495,883,709)	(496,475,495)	(591,786)
3-Month SOFR Index Futures	5,437	Short	Mar 2025	(1,300,613,847)	(1,296,248,763)	4,365,084
5-Year U.S. Treasury Note Futures	492	Short	Jan 2024	(52,399,362)	(51,390,938)	1,008,424
Coffee ’C’ Futures	182	Short	Dec 2023	(10,461,988)	(11,373,863)	(911,875)
Corn Futures	1,485	Short	Dec 2023	(36,405,196)	(35,565,750)	839,446
Dow Jones Industrial Average E-Mini Index Futures	556	Short	Dec 2023	(96,335,978)	(92,115,300)	4,220,678
Electrolytic Copper Futures	200	Short	Dec 2023	(41,800,843)	(40,417,500)	1,383,343
Euro-Bund Futures	219	Short	Dec 2023	(30,356,553)	(29,811,288)	545,265
Euro-Schatz Futures	3,261	Short	Dec 2023	(363,829,542)	(362,799,146)	1,030,396
Gold 100 Oz Futures	474	Short	Dec 2023	(90,906,357)	(94,496,640)	(3,590,283)
Hang Seng Index Futures	410	Short	Nov 2023	(44,587,698)	(44,953,074)	(365,376)
Hard Red Winter Wheat Futures	455	Short	Dec 2023	(16,444,882)	(14,332,500)	2,112,382
Nasdaq 100 E-Mini Index Futures	209	Short	Dec 2023	(62,573,265)	(60,569,245)	2,004,020
Natural Gas Futures	911	Short	Nov 2023	(31,240,420)	(32,832,440)	(1,592,020)
12	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Primary Aluminum Futures	237	Short	Dec 2023	$(13,183,341)	$(13,314,364)	$(131,023)
Russell 2000 E-Mini Index Futures	1,047	Short	Dec 2023	(93,898,150)	(87,340,740)	6,557,410
S&P 500 E-Mini Index Futures	228	Short	Dec 2023	(47,678,653)	(48,019,650)	(340,997)
Silver Futures	164	Short	Dec 2023	(18,236,465)	(18,847,700)	(611,235)
Soybean Futures	100	Short	Mar 2024	(6,580,544)	(6,628,750)	(48,206)
U.S. Treasury Long Bond Futures	146	Short	Dec 2023	(16,371,436)	(15,904,875)	466,561
Wheat Futures	638	Short	Dec 2023	(21,361,016)	(17,800,200)	3,560,816
Zinc Futures	146	Short	Dec 2023	(9,074,362)	(8,868,588)	205,774
						$10,076,121
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	54,168,000	USD	34,637,032	BOA	12/22/2023	—	$(216,159)
CAD	32,536,000	USD	24,143,118	BOA	12/22/2023	—	(659,754)
CHF	4,960,000	USD	5,502,490	BOA	12/22/2023	—	(17,569)
EUR	40,466,000	USD	42,606,151	BOA	12/22/2023	$314,963	—
GBP	126,117,000	USD	157,092,979	BOA	12/22/2023	—	(3,739,970)
JPY	776,251,000	USD	5,266,716	BOA	12/22/2023	—	(100,460)
MXN	1,179,867,000	USD	67,428,125	BOA	12/22/2023	—	(2,533,180)
NZD	74,904,000	USD	44,518,847	BOA	12/22/2023	—	(872,058)
USD	72,856,363	AUD	113,346,000	BOA	12/22/2023	831,029	—
USD	182,120,351	CAD	249,810,000	BOA	12/22/2023	1,816,104	—
USD	165,583,569	CHF	147,041,000	BOA	12/22/2023	2,981,097	—
USD	240,212,909	EUR	225,140,000	BOA	12/22/2023	1,413,431	—
USD	277,717,230	GBP	226,777,000	BOA	12/22/2023	1,965,862	—
USD	152,104,689	JPY	22,122,522,000	BOA	12/22/2023	4,870,590	—
USD	2,259,861	MXN	41,399,000	BOA	12/22/2023	—	(17,163)
USD	103,531,938	NZD	176,553,000	BOA	12/22/2023	653,967	—
						$14,847,043	$(8,156,313)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	U.S. Dollar

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	13

Derivatives Abbreviations
BOA	Bank of America, N.A.
EURIBOR	Euro Interbank Offered Rate
OTC	Over-the-counter
RBOB	Reformulated Blendstock for Oxygenate Blending
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
WTI	West Texas Intermediate
At 10-31-23, the aggregate cost of investments for federal income tax purposes was $977,270,438. Net unrealized depreciation aggregated to $3,007,140, of which $16,774,998 related to gross unrealized appreciation and $19,782,138 related to gross unrealized depreciation.
See Notes to consolidated financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated financial statements
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES 10-31-23

Assets
Unaffiliated investments, at value (Cost $957,497,160)	$957,496,447
Unrealized appreciation on forward foreign currency contracts	14,847,043
Receivable for futures variation margin	4,389,784
Cash	277,021,847
Collateral held at broker for futures contracts	105,568,981
Cash segregated at custodian for OTC derivative	14,240,000
Interest receivable	619,917
Receivable for fund shares sold	9,425,301
Other assets	124,206
Total assets	1,383,733,526
Liabilities
Unrealized depreciation on forward foreign currency contracts	8,156,313
Payable for fund shares repurchased	976,611
Payable to affiliates
Accounting and legal services fees	93,843
Transfer agent fees	91,974
Trustees’ fees	1,355
Other liabilities and accrued expenses	175,619
Total liabilities	9,495,715
Net assets	$1,374,237,811
Net assets consist of
Paid-in capital	$1,334,064,154
Total distributable earnings (loss)	40,173,657
Net assets	$1,374,237,811

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($173,596,517 ÷ 18,049,984 shares)[1]	$9.62
Class C ($798,448 ÷ 83,839 shares)[1]	$9.52
Class I ($748,935,063 ÷ 77,556,095 shares)	$9.66
Class R6 ($255,489,897 ÷ 26,414,170 shares)	$9.67
Class NAV ($195,417,886 ÷ 20,220,806 shares)	$9.66
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.13

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	15

CONSOLIDATED STATEMENT OF OPERATIONS For the year ended 10-31-23

Investment income
Interest	$38,627,502
Expenses
Investment management fees	12,535,567
Distribution and service fees	174,916
Accounting and legal services fees	224,475
Transfer agent fees	737,100
Trustees’ fees	22,943
Custodian fees	201,899
State registration fees	157,704
Printing and postage	99,377
Professional fees	122,146
Other	58,008
Total expenses	14,334,135
Less expense reductions	(75,769)
Net expenses	14,258,366
Net investment income	24,369,136
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(397,480)
Futures contracts	12,702,365
Forward foreign currency contracts	1,019,987
13,324,872
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	123,181
Futures contracts	(5,700,873)
Forward foreign currency contracts	(8,136,788)
(13,714,480)
Net realized and unrealized loss	(389,608)
Increase in net assets from operations	$23,979,528
16	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-23	Year ended 10-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$24,369,136	$(4,204,424)
Net realized gain	13,324,872	69,278,519
Change in net unrealized appreciation (depreciation)	(13,714,480)	29,834,207
Increase in net assets resulting from operations	23,979,528	94,908,302
Distributions to shareholders
From earnings
Class A	(1,356,789)	(7,402)
Class C	(117,413)	(2,387)
Class I	(31,572,455)	(1,259,681)
Class R6	(22,395,863)	(6,077,007)
Class NAV	(19,675,494)	(10,343,589)
Total distributions	(75,118,014)	(17,690,066)
From fund share transactions	665,628,995	171,230,977
Total increase	614,490,509	248,449,213
Net assets
Beginning of year	759,747,302	511,298,089
End of year	$1,374,237,811	$759,747,302
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	17

CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS A SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.68	$9.36	$9.31	$10.22	$10.00
Net investment income (loss)[2]	0.24	(0.06)	(0.16)	(0.12)	0.01
Net realized and unrealized gain (loss) on investments	(0.32)	1.66	0.38	(0.42)	0.21
Total from investment operations	(0.08)	1.60	0.22	(0.54)	0.22
Less distributions
From net investment income	(0.98)	(0.28)	(0.17)	—	—
From net realized gain	—	—	—	(0.37)	—
Total distributions	(0.98)	(0.28)	(0.17)	(0.37)	—
Net asset value, end of period	$9.62	$10.68	$9.36	$9.31	$10.22
Total return (%)[3,4]	(0.11)	17.74	2.41	(5.49)	2.20[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$174	$13	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	1.65	1.67	1.84	1.84[7]
Expenses including reductions	1.64	1.64	1.66	1.71	1.70[7]
Net investment income (loss)	2.60	(0.60)	(1.66)	(1.29)	0.23[7]
Portfolio turnover (%)	0[8]	0[8]	0[8]	0[8]	0[8]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
18	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS C SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.58	$9.27	$9.22	$10.20	$10.00
Net investment income (loss)[2]	0.08	(0.13)	(0.22)	(0.18)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.23)	1.65	0.37	(0.43)	0.21
Total from investment operations	(0.15)	1.52	0.15	(0.61)	0.20
Less distributions
From net investment income	(0.91)	(0.21)	(0.10)	—	—
From net realized gain	—	—	—	(0.37)	—
Total distributions	(0.91)	(0.21)	(0.10)	(0.37)	—
Net asset value, end of period	$9.52	$10.58	$9.27	$9.22	$10.20
Total return (%)[3,4]	(0.94)	16.87	1.67	(6.22)	2.00[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$3	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.40	2.40	2.42	2.59	2.59[7]
Expenses including reductions	2.39	2.39	2.41	2.46	2.45[7]
Net investment income (loss)	0.81	(1.24)	(2.41)	(1.93)	(0.52)[7]
Portfolio turnover (%)	0[8]	0[8]	0[8]	0[8]	0[8]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	19

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS I SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.72	$9.39	$9.35	$10.23	$10.00
Net investment income (loss)[2]	0.22	(0.04)	(0.13)	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	(0.27)	1.68	0.37	(0.41)	0.22
Total from investment operations	(0.05)	1.64	0.24	(0.51)	0.23
Less distributions
From net investment income	(1.01)	(0.31)	(0.20)	—	—
From net realized gain	—	—	—	(0.37)	—
Total distributions	(1.01)	(0.31)	(0.20)	(0.37)	—
Net asset value, end of period	$9.66	$10.72	$9.39	$9.35	$10.23
Total return (%)[3]	0.17	18.08	2.59	(5.18)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$749	$343	$37	$23	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.40	1.42	1.59	1.59[5]
Expenses including reductions	1.39	1.39	1.41	1.46	1.45[5]
Net investment income (loss)	2.33	(0.42)	(1.41)	(1.09)	0.30[5]
Portfolio turnover (%)	0[6]	0[6]	0[6]	0[6]	0[6]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
20	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS R6 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.74	$9.41	$9.36	$10.23	$10.00
Net investment income (loss)[2]	0.21	(0.07)	(0.12)	(0.10)	0.02
Net realized and unrealized gain (loss) on investments	(0.26)	1.72	0.37	(0.40)	0.21
Total from investment operations	(0.05)	1.65	0.25	(0.50)	0.23
Less distributions
From net investment income	(1.02)	(0.32)	(0.20)	—	—
From net realized gain	—	—	—	(0.37)	—
Total distributions	(1.02)	(0.32)	(0.20)	(0.37)	—
Net asset value, end of period	$9.67	$10.74	$9.41	$9.36	$10.23
Total return (%)[3]	0.20	18.18	2.77	(5.09)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$255	$207	$169	$29	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.29	1.31	1.48	1.48[6]
Expenses including reductions	1.28	1.28	1.30	1.34	1.34[6]
Net investment income (loss)	2.28	(0.72)	(1.30)	(1.09)	0.59[6]
Portfolio turnover (%)	0[7]	0[7]	0[7]	0[7]	0[7]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	21

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS NAV SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.73	$9.40	$9.36	$10.23	$10.00
Net investment income (loss)[2]	0.21	(0.08)	(0.12)	(0.07)	0.02
Net realized and unrealized gain (loss) on investments	(0.26)	1.73	0.37	(0.43)	0.21
Total from investment operations	(0.05)	1.65	0.25	(0.50)	0.23
Less distributions
From net investment income	(1.02)	(0.32)	(0.21)	—	—
From net realized gain	—	—	—	(0.37)	—
Total distributions	(1.02)	(0.32)	(0.21)	(0.37)	—
Net asset value, end of period	$9.66	$10.73	$9.40	$9.36	$10.23
Total return (%)[3]	0.30	18.21	2.69	(5.09)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$195	$193	$305	$195	$213
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.28	1.30	1.46	1.47[5]
Expenses including reductions	1.27	1.27	1.29	1.33	1.33[5]
Net investment income (loss)	2.26	(0.81)	(1.29)	(0.76)	0.60[5]
Portfolio turnover (%)	0[6]	0[6]	0[6]	0[6]	0[6]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
22	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Notes to consolidated financial statements
Note 1—Organization
John Hancock Diversified Macro Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Consolidated statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Basis of consolidation. The accompanying consolidated financial statements include the accounts of John Hancock Diversified Macro Offshore Subsidiary Fund, Ltd. (the subsidiary), a Cayman Islands exempted company which was incorporated on January 4, 2019, a wholly-owned subsidiary of the fund. The fund and its subsidiary are advised by Graham Capital Management, L.P. (the subadvisor), under the supervision of John Hancock Investment Management LLC (the Advisor). The fund may gain exposure to the commodities markets by investing up to 25% of its total assets in the subsidiary. The subsidiary acts as an investment vehicle for the fund to enable the fund to obtain its commodity exposure by investing in commodity-linked derivative instruments. As of October 31, 2023, the net assets of the subsidiary were $83,508,151 representing 6.1% of the fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Consolidated Fund’s investments include positions of the fund and the subsidiary.
The subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Neither the fund nor the subsidiary intends to invest directly in physical commodities. The subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
Note 2—Significant accounting policies
The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the consolidated financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	23

supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.  Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the Consolidated Fund’s investments as of October 31, 2023, by major security category or type:
	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Short-term investments	$957,496,447	—	$957,496,447	—
Total investments in securities	$957,496,447	—	$957,496,447	—
Derivatives:
Assets
Futures	$38,180,119	$38,180,119	—	—
Forward foreign currency contracts	14,847,043	—	$14,847,043	—
Liabilities
Futures	(28,103,998)	(27,738,622)	(365,376)	—
Forward foreign currency contracts	(8,156,313)	—	(8,156,313)	—
24	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Consolidated statement of operations. For the year ended October 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2023 were $7,486.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	25

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2023 and 2022 was as follows:
	October 31, 2023	October 31, 2022
Ordinary income	$75,118,014	$17,690,066
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2023, the components of distributable earnings on a tax basis consisted of $35,160,546 of undistributed ordinary income and $7,993,282 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s consolidated financial statements as a return of capital.
Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to controlled foreign corporation, foreign currency transactions, and derivative transactions.
The subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. Therefore, the fund is required to increase its taxable income by its share of the subsidiary’s net taxable income. Net income and realized gains from investments held by the subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the subsidiary in any taxable year, the loss will generally not be available to offset the fund’s ordinary income and/or capital gains for that year.
Note 3—Derivative instruments
The fund or its subsidiary may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. Due to the fund’s use of derivative instruments, a significant portion of the fund’s assets may be invested directly or indirectly in money market instruments and cash and cash equivalents for use as margin or collateral for these derivative instruments. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
26	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

As defined by the ISDA, the fund or its subsidiary may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Consolidated Fund’s investments, or if cash is posted, on the Consolidated statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund or the subsidiary is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund or the subsidiary, if any, is detailed in the Consolidated statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Consolidated Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2023, the fund or the subsidiary used futures contracts to implement its investment strategy. The fund and its subsidiary held futures contracts with USD notional values ranging from $1.5 billion to $5.0 billion, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	27

During the year ended October 31, 2023, the fund used forward foreign currency contracts to implement its investment strategy. The fund held forward foreign currency contracts with USD notional values ranging from $916.6 million to $1.6 billion, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund and its subsidiary at October 31, 2023 by risk category:
Risk	Consolidated statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$13,781,669	$(1,740,686)
Currency	Receivable/payable for futures variation margin[1]	Futures	468,028	—
Commodity	Receivable/payable for futures variation margin[1]	Futures	11,148,314	(13,385,737)
Equity	Receivable/payable for futures variation margin[1]	Futures	12,782,108	(12,977,575)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	14,847,043	(8,156,313)
			$53,027,162	$(36,260,311)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Consolidated Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Consolidated statement of assets and liabilities.
For financial reporting purposes, the fund and its subsidiary do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Consolidated statement  of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$14,847,043	$(8,156,313)
Totals	$14,847,043	$(8,156,313)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
Bank of America, N.A.	$14,847,043	($8,156,313)	$6,690,730	—	—	$6,690,730
[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
28	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Effect of derivative instruments on the Consolidated statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2023:
	Consolidated statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$30,380,369	—	$30,380,369
Currency	(145,891)	$1,019,987	874,096
Commodity	(19,556,206)	—	(19,556,206)
Equity	2,024,093	—	2,024,093
Total	$12,702,365	$1,019,987	$13,722,352
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2023:
	Consolidated statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$6,769,996	—	$6,769,996
Currency	233,601	$(8,136,788)	(7,903,187)
Commodity	(9,352,821)	—	(9,352,821)
Equity	(3,351,649)	—	(3,351,649)
Total	$(5,700,873)	$(8,136,788)	$(13,837,661)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
The Advisor serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.200% of the first $1 billion of the fund’s average daily net assets and (b) 1.150% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with the subadvisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor provides investment management and other services to the subsidiary. The Advisor does not receive separate compensation from the subsidiary for providing investment management or administrative services. However, the fund pays the Advisor based on the fund’s net assets, which include the assets of the subsidiary.
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	29

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund and its subsidiary exceed 1.33% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes; brokerage commissions; interest expense; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; class-specific expenses; borrowing costs; prime brokerage fees; acquired fund fees and expenses paid indirectly; and short dividend expense. This agreement expires on February 28, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$4,793
Class C	73
Class I	39,212
Class	Expense reduction
Class R6	$17,109
Class NAV	14,582
Total	$75,769

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2023, were equivalent to a net annual effective rate of 1.19% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $24,076 for the year ended October 31, 2023. Of this amount, $4,482 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $19,594 was paid as sales commissions to broker-dealers.
30	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2023, CDSCs received by the Distributor amounted to $183 and $9,120 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$164,731	$78,096
Class C	10,185	1,192
Class I	—	641,430
Class R6	—	16,382
Total	$174,916	$737,100
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended October 31, 2023 and 2022 were as follows:
	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	17,917,678	$166,608,538	1,755,356	$18,182,825
Distributions reinvested	126,688	1,141,460	671	5,984
Repurchased	(1,240,913)	(11,627,343)	(533,398)	(5,546,335)
Net increase	16,803,453	$156,122,655	1,222,629	$12,642,474
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	31

	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class C shares
Sold	61,549	$599,479	294,960	$3,087,392
Distributions reinvested	11,111	99,775	149	1,322
Repurchased	(275,012)	(2,733,667)	(20,125)	(208,671)
Net increase (decrease)	(202,352)	$(2,034,413)	274,984	$2,880,043
Class I shares
Sold	68,227,134	$636,040,940	32,535,331	$338,928,518
Distributions reinvested	2,019,612	18,237,099	141,220	1,259,681
Repurchased	(24,720,553)	(233,237,951)	(4,589,158)	(46,916,199)
Net increase	45,526,193	$421,040,088	28,087,393	$293,272,000
Class R6 shares
Sold	14,363,669	$138,499,975	8,880,850	$87,908,517
Distributions reinvested	2,478,979	22,385,178	680,455	6,076,463
Repurchased	(9,737,091)	(90,537,151)	(8,170,014)	(80,258,345)
Net increase	7,105,557	$70,348,002	1,391,291	$13,726,635
Class NAV shares
Sold	3,945,450	$37,546,843	1,901,303	$19,186,083
Distributions reinvested	2,178,903	19,675,494	1,158,297	10,343,589
Repurchased	(3,873,700)	(37,069,674)	(17,575,144)	(180,819,847)
Net increase (decrease)	2,250,653	$20,152,663	(14,515,544)	$(151,290,175)
Total net increase	71,483,504	$665,628,995	16,460,753	$171,230,977
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
There were no purchases and sales of securities, other than short-term investments, for the year ended October 31, 2023.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2023, funds within the John Hancock group of funds complex held 14.2% of the fund’s net assets. There were no individual affiliated funds with an ownership of 5% or more of the fund’s net assets.
32	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Diversified Macro Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated fund’s investments, of John Hancock Diversified Macro Fund and its subsidiary (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the four years in the period ended October 31, 2023 and for the period July 29, 2019 (commencement of operations) through October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 and for the period July 29, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	33

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
34	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section1 describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Graham Capital Management, L.P. (the Subadvisor), for John Hancock Diversified Macro Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a meeting held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from

1The fund invests in a wholly owned subsidiary of the fund organized as a company under the laws of the Cayman Islands, Diversified Macro Offshore Subsidiary Fund, Ltd. (the “Cayman Subsidiary”). The Cayman Subsidiary has separate, equivalent agreements with the Advisor and Subadvisor. Neither the Advisor or the Subadvisor is entitled to additional compensation under its separate agreements with the Cayman Subsidiary.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	35

their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
36	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and the peer group median for the one- and three-year periods ended December 31, 2022 and for the period from July 31, 2019 through December 31, 2022. The Board took into account management’s discussion of the fund’s performance relative to the benchmark and peer group median for the one- and three- year periods and for the period from July 31, 2019 through December 31, 2022. The Board concluded the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	37

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
38	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	39

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
40	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	41

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	179
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	175
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	1986	177
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	175
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	175
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
42	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	177
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	175
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	175
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	175
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	43

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	177
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	175
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
44	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	45

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Graham Capital Management, L.P.
Portfolio Managers
Pablo E. Calderini
Kenneth G. Tropin
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
46	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Dynamic Municipal Bond ETF
John Hancock Fundamental All Cap Core ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Diversified Macro Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3208591	473A 10/23
12/2023

Annual report
John Hancock
Emerging Markets Equity Fund
International equity
October 31, 2023

A message to shareholders
Dear shareholders,
Stocks performed well for most of the 12 months ended October 31, 2023, on hopes that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. Economic growth and corporate earnings came in above expectations. Mega-cap U.S. technology-related stocks were a key driver of returns for the broad global indexes, as were the European markets.
The environment grew less favorable during the last three months of the period, as investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep interest rates higher for longer. The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions, including the conflict in the Gaza Strip.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Equity Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
14	Financial statements
17	Financial highlights
24	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Evaluation of advisory and subadvisory agreements by the Board of Trustees
41	Trustees and Officers
45	More information
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2023 (%)

The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Moderating inflation and expectations of monetary policy easing helped to lift stocks
The fund’s benchmark, the MSCI Emerging Markets Index, posted a positive return as inflationary pressures eased, fueling expectations that aggressive interest-rate hikes by many of the world’s central banks could be nearing an end.
The fund trailed its benchmark index due to stock selection in selected sectors
Security selection in the consumer discretionary and financials sectors weighed on relative performance.
Positioning in the consumer staples and information technology sectors aided relative performance
In consumer staples, security selection contributed to relative performance; in information technology, selection also had a positive impact, as did the fund’s overweight exposure to the sector, which outperformed the broader market.
PORTFOLIO COMPOSITION AS OF 10/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	3

SECTOR COMPOSITION AS OF 10/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
4	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Management’s discussion of fund performance
What were the main drivers of emerging-market equity performance during the 12 months ended October 31, 2023?
Emerging-market (EM) stocks posted positive returns, as measured by the fund’s benchmark. An easing of inflationary pressures and the prospect of less restrictive monetary policies in selected EM countries provided positive catalysts through much of the period. Optimism surrounding mainland China’s long-anticipated removal of strict COVID-19 rules in late 2022 fueled a rally for Chinese equities early in the period covered by this report; however, this positive momentum subsequently faded somewhat as the extent of economic gains failed to meet expectations. Equities were further pressured by concerns about China’s property sector and recurrent geopolitical tensions. The direction of monetary policy began to diverge in the period’s latter months, with most EM central banks keeping rates on hold while China and other countries cut rates.
How did the fund perform?
While the fund generated a positive absolute return, it underperformed the benchmark, as security selection in the consumer discretionary and financials sectors weighed on relative performance. From a geographic perspective, stock selection in China had a negative relative impact. On the positive side, security selection in consumer staples contributed to relative performance; in information
TOP 10 HOLDINGS AS OF 10/31/2023 (% of net assets)
Samsung Electronics Company, Ltd.	5.3
Taiwan Semiconductor Manufacturing Company, Ltd.	5.2
Tencent Holdings, Ltd.	3.6
Alibaba Group Holding, Ltd.	3.6
HDFC Bank, Ltd.	3.0
AIA Group, Ltd.	2.9
Anglo American PLC	2.8
SK Hynix, Inc.	2.8
MediaTek, Inc.	2.6
Lenovo Group, Ltd.	2.6
TOTAL	34.4
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2023 (% of net assets)
China	25.2
India	18.7
Taiwan	12.5
South Korea	10.0
Brazil	7.0
Hong Kong	6.3
Mexico	4.9
Indonesia	3.9
United Kingdom	2.8
Uruguay	2.4
TOTAL	93.7
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	5

technology, selection also had a positive impact, as did the fund’s overweight exposure in the sector, which outperformed the broader market. Selection in Taiwanese equities also had a positive impact.
What were the key drivers of relative performance?
The position that detracted the most was Hapvida Participacoes e Investimentos, a Brazilian hospital and medical diagnostics company. The company’s shares fell after its integration with a merger partner weighed on profitability at a time of worsening medical loss ratios. Other notable detractors included Anglo American PLC, a multinational mining company, and Glodon Company, Ltd., a Chinese software company. We sold the fund’s positions in Hapvida and Glodon during the period.
The position that had the most positive impact on relative performance was eMemory Technology, Inc., a Taiwanese semiconductor company with a strong royalty stream arising from its unique encryption technology. Shares of eMemory rose as the company provided guidance for higher licensing revenue growth in 2023 driven by a cyclical rebound in semiconductor demand. Other notable contributors included Lenovo Group, Ltd., a Chinese multinational technology company, and MediaTek, Inc., a Taiwanese semiconductor maker.
Can you tell us about changes to the portfolio management team?
Effective March 1, 2023, David Dugdale, Ph.D., CFA; Bhupinder Sachdev, CFA; and Bryony Deuchars, CFA, FCA, were added to the management team.
MANAGED BY

Kathryn Langridge
Philip Ehrmann
Talib Saifee
David Dugdale, Ph.D., CFA
Bhupinder Sachdev, CFA
Bryony Deuchars, CFA, FCA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (6-16-15)	5-year	Since inception (6-16-15)
Class A	1.01	-0.36	0.20	-1.79	1.67
Class C	4.44	-0.04	0.11	-0.19	0.92
Class I1	6.49	0.96	1.10	4.89	9.57
Class R2[1]	6.39	0.75	0.90	3.79	7.75
Class R4[1]	6.41	0.90	1.04	4.61	9.04
Class R6[1]	6.60	1.09	1.21	5.59	10.62
Class NAV[1]	6.75	1.11	1.22	5.66	10.67
Index†	10.80	1.59	1.76	8.23	15.78
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.44	2.14	1.14	1.53	1.38	1.03	1.02
Net (%)	1.28	1.98	0.98	1.37	1.12	0.87	0.86
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI Emerging Markets Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI Emerging Markets Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	6-16-15	10,092	10,092	11,578
Class I1	6-16-15	10,957	10,957	11,578
Class R2[1]	6-16-15	10,775	10,775	11,578
Class R4[1]	6-16-15	10,904	10,904	11,578
Class R6[1]	6-16-15	11,062	11,062	11,578
Class NAV[1]	6-16-15	11,067	11,067	11,578
The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2023	Ending value on 10-31-2023	Expenses paid during period ended 10-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$923.80	$6.45	1.33%
	Hypothetical example	1,000.00	1,018.50	6.77	1.33%
Class C	Actual expenses/actual returns	1,000.00	920.00	9.78	2.02%
	Hypothetical example	1,000.00	1,015.00	10.26	2.02%
Class I	Actual expenses/actual returns	1,000.00	925.10	4.95	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Class R2	Actual expenses/actual returns	1,000.00	924.90	5.14	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Class R4	Actual expenses/actual returns	1,000.00	925.00	5.24	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Class R6	Actual expenses/actual returns	1,000.00	925.10	4.42	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Class NAV	Actual expenses/actual returns	1,000.00	926.20	4.42	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-23
	Shares	Value
Common stocks 92.5%		$1,350,457,184
(Cost $1,313,508,075)
Brazil 5.3%		77,886,787
Banco BTG Pactual SA	2,367,300	13,898,365
Localiza Rent a Car SA	1,160,600	11,710,165
Suzano SA	2,106,400	21,545,505
WEG SA	1,984,200	12,991,212
XP, Inc., Class A	887,077	17,741,540
China 25.2%		367,285,151
Alibaba Group Holding, Ltd. (A)	5,121,620	52,727,484
Baidu, Inc., Class A (A)	1,624,400	21,326,437
Centre Testing International Group Company, Ltd., Class A	4,247,808	8,788,918
JD.com, Inc., Class A	725,312	9,221,009
Kingdee International Software Group Company, Ltd. (A)	15,373,000	20,397,949
Kweichow Moutai Company, Ltd., Class A	70,476	16,230,895
Lenovo Group, Ltd.	31,966,000	37,199,861
Li Ning Company, Ltd.	3,476,500	10,653,400
Meituan, Class B (A)(B)	1,839,090	26,069,127
NARI Technology Company, Ltd., Class A	7,721,180	23,839,340
Ping An Insurance Group Company of China, Ltd., Class A	4,070,819	25,293,265
Sungrow Power Supply Company, Ltd., Class A	1,158,946	13,355,300
Tencent Holdings, Ltd.	1,425,900	52,770,785
Trip.com Group, Ltd. (A)	534,200	18,206,404
Trip.com Group, Ltd., ADR (A)	256,244	8,712,296
WuXi Biologics Cayman, Inc. (A)(B)	3,617,500	22,492,681
Hong Kong 6.3%		91,415,459
AIA Group, Ltd.	4,841,400	42,041,788
China Resources Beer Holdings Company, Ltd.	3,932,000	20,806,836
Hong Kong Exchanges & Clearing, Ltd.	816,600	28,566,835
India 18.7%		272,458,652
Apollo Hospitals Enterprise, Ltd.	276,427	16,079,372
Britannia Industries, Ltd.	53,154	2,828,535
Godrej Consumer Products, Ltd. (A)	820,028	9,781,011
HDFC Bank, Ltd.	2,469,881	43,782,375
Hindustan Unilever, Ltd.	778,545	23,234,420
ICICI Bank, Ltd.	2,465,653	27,154,781
Kotak Mahindra Bank, Ltd.	903,720	18,855,183
KPIT Technologies, Ltd.	625,385	9,205,054
Mahindra & Mahindra, Ltd.	980,922	17,254,579
MakeMyTrip, Ltd. (A)	385,292	14,922,359
PB Fintech, Ltd. (A)	1,780,570	14,967,779
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	11

	Shares	Value
India (continued)
Reliance Industries, Ltd.	1,136,345	$31,261,998
Tata Consumer Products, Ltd.	1,889,574	20,435,223
UltraTech Cement, Ltd.	223,788	22,695,983
Indonesia 3.9%		57,597,922
Bank Mandiri Persero Tbk PT	60,794,000	21,718,786
Bank Negara Indonesia Persero Tbk PT	68,990,600	20,820,438
Sumber Alfaria Trijaya Tbk PT	82,741,600	15,058,698
Mexico 4.9%		71,458,550
Fomento Economico Mexicano SAB de CV	1,534,500	17,349,408
Grupo Financiero Banorte SAB de CV, Series O	3,683,700	29,841,055
Wal-Mart de Mexico SAB de CV	6,772,900	24,268,087
Netherlands 1.2%		17,865,557
Prosus NV (A)	637,285	17,865,557
Peru 1.5%		22,123,793
Credicorp, Ltd.	177,047	22,123,793
Philippines 0.2%		2,557,195
Universal Robina Corp.	1,326,460	2,557,195
Poland 0.8%		11,743,500
Dino Polska SA (A)(B)	123,935	11,743,500
Russia 0.0%		195,439
Sberbank of Russia PJSC, ADR (A)(C)	558,398	195,439
Saudi Arabia 1.1%		16,241,576
Saudi Tadawul Group Holding Company	366,154	16,241,576
South Korea 4.7%		69,058,378
Koh Young Technology, Inc.	652,500	5,347,188
LG Chem, Ltd.	69,483	22,772,510
SK Hynix, Inc.	471,415	40,938,680
Taiwan 12.5%		181,708,819
ASE Technology Holding Company, Ltd.	6,935,000	24,279,304
eMemory Technology, Inc.	521,000	32,641,404
MediaTek, Inc.	1,431,000	37,348,188
Taiwan Semiconductor Manufacturing Company, Ltd.	4,640,000	75,782,889
Yageo Corp.	715,000	11,657,034
United Arab Emirates 1.0%		14,675,068
Americana Restaurants International PLC	14,524,802	14,675,068
United Kingdom 2.8%		41,545,399
Anglo American PLC	1,630,534	41,545,399
12	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Uruguay 2.4%		$34,639,939
Globant SA (A)	87,664	14,928,303

MercadoLibre, Inc. (A)	15,887	19,711,636
Preferred securities 7.0%		$101,622,231
(Cost $80,165,631)
Brazil 1.7%		24,485,502
Itau Unibanco Holding SA	4,602,900	24,485,502
South Korea 5.3%		77,136,729

Samsung Electronics Company, Ltd.	1,932,054	77,136,729
Rights 0.0%		$11,811
(Cost $0)
Localiza Rent a Car SA (Expiration Date: 11-13-23; Strike Price: BRL 47.13) (A)	8,507	11,811

	Yield (%)	Shares	Value
Short-term investments 1.5%			$21,540,007
(Cost $21,540,007)
Short-term funds 1.5%			21,540,007
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	5.1814(D)	21,540,007	21,540,007

Total investments (Cost $1,415,213,713) 101.0%	$1,473,631,233
Other assets and liabilities, net (1.0%)	(14,047,656)
Total net assets 100.0%	$1,459,583,577

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
BRL	Brazilian Real

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 10-31-23.
At 10-31-23, the aggregate cost of investments for federal income tax purposes was $1,430,169,274. Net unrealized appreciation aggregated to $43,461,959, of which $178,746,312 related to gross unrealized appreciation and $135,284,353 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-23

Assets
Unaffiliated investments, at value (Cost $1,415,213,713)	$1,473,631,233
Cash	110
Foreign currency, at value (Cost $336,481)	336,478
Dividends and interest receivable	1,048,284
Receivable for fund shares sold	385,865
Receivable for investments sold	7,228,937
Other assets	205,253
Total assets	1,482,836,160
Liabilities
Foreign capital gains tax payable	2,208,289
Payable for investments purchased	20,279,392
Payable for fund shares repurchased	229,724
Payable to affiliates
Accounting and legal services fees	106,394
Transfer agent fees	13,731
Distribution and service fees	2
Trustees’ fees	2,663
Other liabilities and accrued expenses	412,388
Total liabilities	23,252,583
Net assets	$1,459,583,577
Net assets consist of
Paid-in capital	$1,824,085,474
Total distributable earnings (loss)	(364,501,897)
Net assets	$1,459,583,577

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($23,129,925 ÷ 2,808,849 shares)[1]	$8.23
Class C ($382,177 ÷ 48,122 shares)[1]	$7.94
Class I ($104,894,358 ÷ 12,684,760 shares)	$8.27
Class R2 ($38,043 ÷ 4,613 shares)	$8.25
Class R4 ($48,608 ÷ 5,886 shares)	$8.26
Class R6 ($47,761,936 ÷ 5,769,898 shares)	$8.28
Class NAV ($1,283,328,530 ÷ 155,086,752 shares)	$8.27
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.66

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-23

Investment income
Dividends	$40,129,671
Interest	7,018
Less foreign taxes withheld	(4,776,980)
Total investment income	35,359,709
Expenses
Investment management fees	16,414,046
Distribution and service fees	78,634
Accounting and legal services fees	359,589
Transfer agent fees	294,688
Trustees’ fees	45,452
Custodian fees	886,578
State registration fees	126,462
Printing and postage	110,762
Professional fees	135,544
Other	151,894
Total expenses	18,603,649
Less expense reductions	(2,716,463)
Net expenses	15,887,186
Net investment income	19,472,523
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(226,271,376)[1]
(226,271,376)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	342,606,716[2]
342,606,716
Net realized and unrealized gain	116,335,340
Increase in net assets from operations	$135,807,863

[1]	Net of foreign capital gains taxes of $(2,493,050).
[2]	Net of $1,647,544 decrease in deferred foreign capital gains taxes.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-23	Year ended 10-31-22
Increase (decrease) in net assets
From operations
Net investment income	$19,472,523	$23,135,755
Net realized loss	(226,271,376)	(208,028,670)
Change in net unrealized appreciation (depreciation)	342,606,716	(844,490,412)
Increase (decrease) in net assets resulting from operations	135,807,863	(1,029,383,327)
Distributions to shareholders
From earnings
Class A	(201,547)	(2,213,269)
Class C	(780)	(227,187)
Class I	(3,585,044)	(36,979,763)
Class R2	(337)	(30,547)
Class R4	(609)	(9,380)
Class R6	(590,189)	(4,477,713)
Class NAV	(19,320,958)	(198,324,133)
Total distributions	(23,699,464)	(242,261,992)
From fund share transactions	(320,084,551)	822,733,904
Total decrease	(207,976,152)	(448,911,415)
Net assets
Beginning of year	1,667,559,729	2,116,471,144
End of year	$1,459,583,577	$1,667,559,729
16	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$7.82	$14.45	$12.99	$10.95	$10.19
Net investment income[1]	0.07	0.08	0.06	—[2]	0.19
Net realized and unrealized gain (loss) on investments	0.42	(5.35)	1.96	2.27	1.27
Total from investment operations	0.49	(5.27)	2.02	2.27	1.46
Less distributions
From net investment income	(0.08)	—	(0.07)	(0.23)	(0.04)
From net realized gain	—	(1.36)	(0.49)	—	(0.66)
Total distributions	(0.08)	(1.36)	(0.56)	(0.23)	(0.70)
Net asset value, end of period	$8.23	$7.82	$14.45	$12.99	$10.95
Total return (%)[3,4]	6.31	(39.72)	15.37	21.04	15.56
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$20	$22	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.43	1.40	1.44	1.42
Expenses including reductions	1.32	1.27	1.24	1.43	1.42
Net investment income	0.78	0.78	0.41	0.02	1.80
Portfolio turnover (%)	37	27	46	54	38

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	17

CLASS C SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$7.54	$14.07	$12.69	$10.71	$10.00
Net investment income (loss)[1]	—[2]	—[2]	(0.05)	(0.08)	0.11
Net realized and unrealized gain (loss) on investments	0.41	(5.17)	1.92	2.22	1.26
Total from investment operations	0.41	(5.17)	1.87	2.14	1.37
Less distributions
From net investment income	(0.01)	—	—	(0.16)	—
From net realized gain	—	(1.36)	(0.49)	—	(0.66)
Total distributions	(0.01)	(1.36)	(0.49)	(0.16)	(0.66)
Net asset value, end of period	$7.94	$7.54	$14.07	$12.69	$10.71
Total return (%)[3,4]	5.44	(40.12)	14.56	20.26	14.74
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]	$1	$2	$1	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.17	2.13	2.10	2.14	2.12
Expenses including reductions	2.02	1.97	1.94	2.13	2.12
Net investment income (loss)	(0.02)	(0.04)	(0.36)	(0.70)	1.08
Portfolio turnover (%)	37	27	46	54	38

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Less than $500,000.
18	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$7.86	$14.50	$13.03	$10.98	$10.22
Net investment income[1]	0.08	0.11	0.08	0.01	0.26
Net realized and unrealized gain (loss) on investments	0.44	(5.36)	1.98	2.30	1.24
Total from investment operations	0.52	(5.25)	2.06	2.31	1.50
Less distributions
From net investment income	(0.11)	(0.03)	(0.10)	(0.26)	(0.08)
From net realized gain	—	(1.36)	(0.49)	—	(0.66)
Total distributions	(0.11)	(1.39)	(0.59)	(0.26)	(0.74)
Net asset value, end of period	$8.27	$7.86	$14.50	$13.03	$10.98
Total return (%)[2]	6.49	(39.50)	15.69	21.51	15.81
Ratios and supplemental data
Net assets, end of period (in millions)	$105	$268	$67	$6	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.13	1.10	1.14	1.13
Expenses including reductions	1.01	0.97	0.94	1.12	1.12
Net investment income	0.85	1.08	0.51	0.07	2.53
Portfolio turnover (%)	37	27	46	54	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	19

CLASS R2 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$7.82	$14.45	$12.98	$10.95	$10.19
Net investment income[1]	0.08	0.08	0.06	0.01	0.21
Net realized and unrealized gain (loss) on investments	0.42	(5.35)	1.97	2.26	1.27
Total from investment operations	0.50	(5.27)	2.03	2.27	1.48
Less distributions
From net investment income	(0.07)	—	(0.07)	(0.24)	(0.06)
From net realized gain	—	(1.36)	(0.49)	—	(0.66)
Total distributions	(0.07)	(1.36)	(0.56)	(0.24)	(0.72)
Net asset value, end of period	$8.25	$7.82	$14.45	$12.98	$10.95
Total return (%)[2]	6.39	(39.76)	15.57	21.15	15.67
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.47	1.29	1.42	1.34
Expenses including reductions	1.16	1.31	1.13	1.40	1.33
Net investment income	0.92	0.73	0.42	0.05	2.02
Portfolio turnover (%)	37	27	46	54	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$7.85	$14.48	$13.02	$10.97	$10.21
Net investment income[1]	0.09	0.09	0.07	0.03	0.20
Net realized and unrealized gain (loss) on investments	0.42	(5.34)	1.98	2.27	1.29
Total from investment operations	0.51	(5.25)	2.05	2.30	1.49
Less distributions
From net investment income	(0.10)	(0.02)	(0.10)	(0.25)	(0.07)
From net realized gain	—	(1.36)	(0.49)	—	(0.66)
Total distributions	(0.10)	(1.38)	(0.59)	(0.25)	(0.73)
Net asset value, end of period	$8.26	$7.85	$14.48	$13.02	$10.97
Total return (%)[2]	6.41	(39.56)	15.66	21.47	15.77
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.31	1.27	1.29	1.28
Expenses including reductions	1.08	1.05	1.02	1.17	1.17
Net investment income	0.98	0.88	0.45	0.26	1.93
Portfolio turnover (%)	37	27	46	54	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	21

CLASS R6 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$7.87	$14.52	$13.04	$10.99	$10.22
Net investment income[1]	0.11	0.12	0.15	0.05	0.26
Net realized and unrealized gain (loss) on investments	0.42	(5.37)	1.94	2.27	1.26
Total from investment operations	0.53	(5.25)	2.09	2.32	1.52
Less distributions
From net investment income	(0.12)	(0.04)	(0.12)	(0.27)	(0.09)
From net realized gain	—	(1.36)	(0.49)	—	(0.66)
Total distributions	(0.12)	(1.40)	(0.61)	(0.27)	(0.75)
Net asset value, end of period	$8.28	$7.87	$14.52	$13.04	$10.99
Total return (%)[2]	6.60	(39.44)	15.86	21.61	16.08
Ratios and supplemental data
Net assets, end of period (in millions)	$48	$40	$43	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.02	0.99	1.03	1.02
Expenses including reductions	0.90	0.87	0.84	1.02	1.01
Net investment income	1.19	1.19	0.97	0.48	2.48
Portfolio turnover (%)	37	27	46	54	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$7.86	$14.51	$13.04	$10.99	$10.22
Net investment income[1]	0.11	0.12	0.10	0.05	0.24
Net realized and unrealized gain (loss) on investments	0.42	(5.36)	1.98	2.27	1.28
Total from investment operations	0.53	(5.24)	2.08	2.32	1.52
Less distributions
From net investment income	(0.12)	(0.05)	(0.12)	(0.27)	(0.09)
From net realized gain	—	(1.36)	(0.49)	—	(0.66)
Total distributions	(0.12)	(1.41)	(0.61)	(0.27)	(0.75)
Net asset value, end of period	$8.27	$7.86	$14.51	$13.04	$10.99
Total return (%)[2]	6.75	(39.46)	15.79	21.62	16.10
Ratios and supplemental data
Net assets, end of period (in millions)	$1,283	$1,339	$1,982	$1,830	$2,010
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.01	0.98	1.02	1.01
Expenses including reductions	0.90	0.86	0.83	1.00	1.00
Net investment income	1.17	1.16	0.65	0.46	2.29
Portfolio turnover (%)	37	27	46	54	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
24	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2023, by major security category or type:
	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$77,886,787	$77,886,787	—	—
China	367,285,151	8,712,296	$358,572,855	—
Hong Kong	91,415,459	—	91,415,459	—
India	272,458,652	14,922,359	257,536,293	—
Indonesia	57,597,922	—	57,597,922	—
Mexico	71,458,550	71,458,550	—	—
Netherlands	17,865,557	—	17,865,557	—
Peru	22,123,793	22,123,793	—	—
Philippines	2,557,195	—	2,557,195	—
Poland	11,743,500	—	11,743,500	—
Russia	195,439	—	—	$195,439
Saudi Arabia	16,241,576	—	16,241,576	—
South Korea	69,058,378	—	69,058,378	—
Taiwan	181,708,819	—	181,708,819	—
United Arab Emirates	14,675,068	—	14,675,068	—
United Kingdom	41,545,399	—	41,545,399	—
Uruguay	34,639,939	34,639,939	—	—
Preferred securities
Brazil	24,485,502	24,485,502	—	—
South Korea	77,136,729	—	77,136,729	—
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	25

	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Rights	$11,811	$11,811	—	—
Short-term investments	21,540,007	21,540,007	—	—
Total investments in securities	$1,473,631,233	$275,781,044	$1,197,654,750	$195,439
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
26	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2023 were $9,707.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2023, the fund has a short-term capital loss carryforward of $183,315,606 and a long-term capital loss carryforward of $245,888,836 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2023 and 2022 was as follows:
	October 31, 2023	October 31, 2022
Ordinary income	$23,699,464	$24,979,182
Long-term capital gains	—	217,282,810
Total	$23,699,464	$242,261,992
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2023, the components of distributable earnings on a tax basis consisted of $23,459,964 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	27

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, wash sale loss deferrals, foreign capital gain tax and corporate actions.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.050% of the first $500 million of the fund’s average daily net assets; (b) 1.000% of the next $500 million of the fund’s average daily net assets; (c) 0.950% of the fund’s average daily net assets, if aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the rate applies retroactively to all assets; and (d) 0.900% of the fund’s average daily net assets, if the aggregate net assets exceed $2 billion, the rate applies retroactively to all assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee by an annual rate of 0.15% of the fund’s average daily net assets. This agreement expires on February 28, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$38,343
Class C	831
Class I	352,190
Class R2	65
Class	Expense reduction
Class R4	$85
Class R6	77,434
Class NAV	2,247,461
Total	$2,716,409

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
28	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2023, were equivalent to a net annual effective rate of 0.79% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2024, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $54 for Class R4 shares for the year ended October 31, 2023.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $43,336 for the year ended October 31, 2023. Of this amount, $7,312 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $36,024 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2023, CDSCs received by the Distributor amounted to $683 and $60 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	29

Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$73,081	$28,594
Class C	5,297	621
Class I	—	262,074
Class R2	105	3
Class R4	151	4
Class R6	—	3,392
Total	$78,634	$294,688
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$6,800,000	1	3.31%	$(624)
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2023 and 2022 were as follows:
	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	873,733	$7,865,242	1,494,907	$15,379,542
Distributions reinvested	23,043	201,391	184,593	2,213,269
Repurchased	(632,019)	(5,618,504)	(673,250)	(6,750,046)
Net increase	264,757	$2,448,129	1,006,250	$10,842,765
Class C shares
Sold	5,693	$49,214	16,366	$178,052
Distributions reinvested	92	780	19,535	227,187
Repurchased	(49,115)	(424,091)	(117,195)	(1,166,601)
Net decrease	(43,330)	$(374,097)	(81,294)	$(761,362)
30	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class I shares
Sold	4,348,106	$39,034,256	36,098,613	$459,726,290
Distributions reinvested	409,719	3,585,044	3,076,935	36,953,995
Repurchased	(26,163,445)	(231,975,356)	(9,674,840)	(97,285,184)
Net increase (decrease)	(21,405,620)	$(189,356,056)	29,500,708	$399,395,101
Class R2 shares
Sold	123	$1,092	12,297	$171,145
Distributions reinvested	3	26	2,073	24,850
Repurchased	(244)	(2,158)	(20,703)	(171,749)
Net increase (decrease)	(118)	$(1,040)	(6,333)	$24,246
Class R4 shares
Sold	639	$5,704	193	$1,943
Distributions reinvested	22	195	300	3,601
Repurchased	(902)	(8,151)	(2,220)	(26,306)
Net decrease	(241)	$(2,252)	(1,727)	$(20,762)
Class R6 shares
Sold	2,178,412	$19,600,112	3,282,718	$34,081,880
Distributions reinvested	67,450	590,189	372,829	4,477,675
Repurchased	(1,526,609)	(13,620,057)	(1,599,129)	(16,131,851)
Net increase	719,253	$6,570,244	2,056,418	$22,427,704
Class NAV shares
Sold	4,728,780	$42,838,533	19,172,412	$211,321,715
Distributions reinvested	2,208,110	19,320,958	16,513,250	198,324,133
Repurchased	(22,170,288)	(201,528,970)	(1,903,733)	(18,819,636)
Net increase (decrease)	(15,233,398)	$(139,369,479)	33,781,929	$390,826,212
Total net increase (decrease)	(35,698,697)	$(320,084,551)	66,255,951	$822,733,904
Affiliates of the fund owned 91%, 71%, 4% and 100% of shares of Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $608,711,069 and $873,508,419, respectively, for the year ended October 31, 2023.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	31

underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 9—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2023, funds within the John Hancock group of funds complex held 88.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.6%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	14.4%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	12.1%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	11.1%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	7.0%
32	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Emerging Markets Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Emerging Markets Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	33

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $50,335,170. The fund intends to pass through foreign tax credits of $6,434,119.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
34	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with  Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023  meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a meeting held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	35

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
36	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the  five-year period and underperformed for the one- and three-year periods ended December 31, 2022. The Board took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to the benchmark index and peer group median for the one- and three-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s plans for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	37

the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
38	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	39

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
40	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	179
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	175
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	1986	177
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	175
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	175
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	41

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	177
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	175
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	175
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	175
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

42	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	177
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	175
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	43

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

44	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Bryony Deuchars, CFA
David Dugdale, PhD, CFA
Philip Ehrmann
Kathryn Langridge
Bhupinder Sachdev, CFA
Talib Saifee
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	45

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Dynamic Municipal Bond ETF
John Hancock Fundamental All Cap Core ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Emerging Markets Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3208593	456A 10/23
12/2023

Annual report
John Hancock
Infrastructure Fund
Alternative
October 31, 2023

A message to shareholders
Dear shareholders,
Stocks performed well for most of the 12 months ended October 31, 2023, on hopes that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. Economic growth and corporate earnings came in above expectations. Mega-cap U.S. technology-related stocks were a key driver of returns for the broad global indexes, as were the European markets.
The environment grew less favorable during the last three months of the period, as investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep interest rates higher for longer. The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions, including the conflict in the Gaza Strip.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Infrastructure Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
20	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Evaluation of advisory and subadvisory agreements by the Board of Trustees
38	Trustees and Officers
42	More information
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2023 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Infrastructure stocks struggled during the period
Although the broader equity market performed well, the infrastructure sector was hurt by the above-average interest-rate sensitivity of many companies in the category.
The fund underperformed the MSCI ACWI
As would be expected at a time of relative weakness for the broader infrastructure sector, the fund lagged the benchmark.
The fund’s large position in the utilities sector was a headwind for results
Utilities were the second-worst performing sector of the market, behind only real estate, due in part to the rising-rate environment.
SECTOR COMPOSITION AS OF 10/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	3

Management’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2023?
Global equities, as represented by the MSCI ACWI, delivered a healthy, double-digit gain. Investor sentiment was generally robust for much of the period, thanks in part to optimism that world central banks were nearing the end of their long series of interest-rate increases. In addition, both economic growth and corporate earnings came in ahead of the depressed expectations that were in place in late 2022. Although sentiment began to deteriorate late in the period due to geopolitical developments and mounting expectations that interest rates would need to stay higher for longer, the major indexes nonetheless finished with strong total returns.
The more interest-rate sensitive segments of the market lagged over the full 12 months due to the combination of continued central bank tightening and rising bond yields. These factors were a headwind for the infrastructure category due to its large weightings in sectors and industries that tend to be hurt by rising rates, such as utilities and communication tower stocks.
TOP 10 HOLDINGS AS OF 10/31/2023 (% of net assets)
Vinci SA	4.4
Engie SA	4.3
Nippon Telegraph & Telephone Corp.	3.9
Targa Resources Corp.	3.8
KDDI Corp.	3.6
Sempra	3.5
SK Telecom Company, Ltd.	3.4
The Williams Companies, Inc.	3.4
Exelon Corp.	3.4
Aena SME SA	3.3
TOTAL	37.0
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2023 (% of net assets)
United States	47.0
France	8.7
Japan	7.5
Spain	6.9
Canada	6.5
China	4.4
South Korea	3.4
United Kingdom	3.4
Italy	3.2
Brazil	2.8
TOTAL	93.8
Cash and cash equivalents are not included.
4	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

What aspects of the fund’s positioning helped and hurt relative performance?
The U.S. utility The AES Corp. was the largest detractor. In addition to facing headwinds from broader industry pressures, AES missed on earnings and revenues in the latter half of the period. We sold the fund’s holdings in the company prior to period end. Shanghai International Airport Company, Ltd. was another detractor of note. The company, while exceeding revenue expectations, reported disappointing earnings as the Chinese economy continued to experience an uneven recovery from its protracted COVID-19 lockdowns. A position in China Longyuan Power Group Corp., Ltd. also detracted from performance due to lower-than-expected earnings and the weak relative returns for Chinese stocks more generally.
The French utility Engie SA—which gained ground after management boosted its guidance for 2023 at mid-year—was the leading contributor. Enel SpA, an electricity and natural gas distributor based in Italy, also made a sizable contribution to results as declining European power prices helped alleviate some of the political pressure the company had been facing. Two midstream energy companies—The Williams Companies and Targa Resources Corp.—also outperformed as rising oil and natural gas prices augmented their earnings results. The French concessions and construction company Vinci SA was another top contributor to performance. The company implemented a share buyback program, announced an acquisition that was well received by the markets, and reported sales and profit growth that were above consensus estimates.
Can you tell us about an addition to the portfolio management team?
Effective March 1, 2023, Timothy J. Casaletto, CFA, was added to the management team.
MANAGED BY

G. Thomas Levering
Timothy J. Casaletto, CFA
The views expressed in this report are exclusively those of G. Thomas Levering and Timothy J, Casaletto, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)	as of 10-31-23	as of 10-31-23
Class A	-4.13	3.34	4.10	17.84	48.70	2.08	2.07
Class C1	-0.76	3.68	3.94	19.81	46.47	1.50	1.50
Class I2	1.17	4.72	4.96	25.94	61.16	2.49	2.48
Class R6[2]	1.28	4.82	5.07	26.51	62.87	2.61	2.60
Class NAV[2]	1.29	4.83	5.08	26.58	63.10	2.61	2.61
Index††	10.50	7.47	6.84	43.39	92.02	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.25	1.95	0.95	0.85	0.84
Net (%)	1.24	1.94	0.94	0.84	0.83
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the MSCI ACWI.
See the following page for footnotes.
6	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Infrastructure Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-20-13	14,647	14,647	19,202
Class I2	12-20-13	16,116	16,116	19,202
Class R6[2]	12-20-13	16,287	16,287	19,202
Class NAV[2]	12-20-13	16,310	16,310	19,202
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 5-16-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2023	Ending value on 10-31-2023	Expenses paid during period ended 10-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$917.80	$6.19	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Class C	Actual expenses/actual returns	1,000.00	914.80	9.56	1.98%
	Hypothetical example	1,000.00	1,015.20	10.06	1.98%
Class I	Actual expenses/actual returns	1,000.00	919.30	4.74	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Class R6	Actual expenses/actual returns	1,000.00	919.20	4.16	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Class NAV	Actual expenses/actual returns	1,000.00	919.90	4.16	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	9

Fund’s investments
AS OF 10-31-23
	Shares	Value
Common stocks 98.0%		$595,263,161
(Cost $558,100,589)
Brazil 2.8%		17,047,617
Cia de Saneamento Basico do Estado de Sao Paulo	1,472,500	17,047,617
Canada 6.5%		39,384,838
Alimentation Couche-Tard, Inc.	118,321	6,440,997
Canadian National Railway Company	185,414	19,618,386
Pembina Pipeline Corp.	432,968	13,325,455
China 4.4%		26,892,295
China Longyuan Power Group Corp., Ltd., H Shares	16,874,068	14,284,366
Shanghai International Airport Company, Ltd., Class A (A)	2,478,400	12,607,929
France 8.7%		53,010,977
Engie SA	1,630,656	25,935,395
Vinci SA	244,863	27,075,582
Germany 2.8%		16,717,964
RWE AG	436,895	16,717,964
Hong Kong 1.4%		8,441,125
CK Hutchison Holdings, Ltd.	1,667,454	8,441,125
Italy 3.2%		19,246,347
Enel SpA	3,032,076	19,246,347
Japan 7.5%		45,710,999
KDDI Corp.	726,300	21,727,065
Nippon Telegraph & Telephone Corp.	20,381,075	23,983,934
South Korea 3.4%		20,841,580
SK Telecom Company, Ltd.	571,520	20,841,580
Spain 6.9%		42,001,274
Aena SME SA (B)	140,575	20,397,524
Cellnex Telecom SA (A)(B)	122,330	3,596,024
Iberdrola SA	1,619,106	18,007,726
United Kingdom 3.4%		20,341,228
National Grid PLC	1,706,054	20,341,228
United States 47.0%		285,626,917
American Electric Power Company, Inc.	250,192	18,899,504
American Tower Corp.	104,689	18,654,533
Atmos Energy Corp.	185,079	19,925,605
Berkshire Hathaway, Inc., Class B (A)	52,252	17,835,175
Constellation Energy Corp.	113,579	12,825,341
10	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Dominion Energy, Inc.	371,771	$14,989,807
Duke Energy Corp.	197,369	17,544,130
Edison International	310,680	19,591,481
Exelon Corp.	522,398	20,342,178
FirstEnergy Corp.	380,638	13,550,713
ONEOK, Inc.	108,114	7,049,033
Public Service Enterprise Group, Inc.	187,806	11,578,240
Sempra	304,433	21,319,443
Sun Communities, Inc.	136,560	15,190,934
Targa Resources Corp.	278,779	23,308,712
The Williams Companies, Inc.	598,260	20,580,144
Vistra Corp.	380,255	12,441,944

	Par value^	Value
Short-term investments 1.3%		$7,900,000
(Cost $7,900,000)
Repurchase agreement 1.3%		7,900,000
Royal Bank of Scotland Tri-Party Repurchase Agreement dated 10-31-23 at 5.280% to be repurchased at $7,901,159 on 11-1-23, collateralized by $8,408,700 U.S Treasury Notes, 4.000% due 2-28-30 (valued at $8,058,026)	7,900,000	7,900,000

Total investments (Cost $566,000,589) 99.3%	$603,163,161
Other assets and liabilities, net 0.7%	4,054,037
Total net assets 100.0%	$607,217,198

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
At 10-31-23, the aggregate cost of investments for federal income tax purposes was $578,232,547. Net unrealized appreciation aggregated to $24,930,614, of which $53,541,794 related to gross unrealized appreciation and $28,611,180 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-23

Assets
Unaffiliated investments, at value (Cost $566,000,589)	$603,163,161
Cash	64,986
Foreign currency, at value (Cost $50,935)	51,119
Dividends and interest receivable	1,239,394
Receivable for fund shares sold	561,760
Receivable for investments sold	3,331,895
Other assets	82,849
Total assets	608,495,164
Liabilities
Payable for fund shares repurchased	1,059,770
Payable to affiliates
Accounting and legal services fees	44,987
Transfer agent fees	46,793
Trustees’ fees	889
Other liabilities and accrued expenses	125,527
Total liabilities	1,277,966
Net assets	$607,217,198
Net assets consist of
Paid-in capital	$654,561,782
Total distributable earnings (loss)	(47,344,584)
Net assets	$607,217,198

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($55,479,406 ÷ 4,644,065 shares)[1]	$11.95
Class C ($8,878,578 ÷ 753,894 shares)[1]	$11.78
Class I ($385,530,945 ÷ 32,242,556 shares)	$11.96
Class R6 ($82,261,682 ÷ 6,864,148 shares)	$11.98
Class NAV ($75,066,587 ÷ 6,265,452 shares)	$11.98
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.58

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-23

Investment income
Dividends	$23,097,459
Interest	614,991
Non-cash dividends	1,449,792
Securities lending	185,353
Other income	50,450
Less foreign taxes withheld	(1,974,836)
Total investment income	23,423,209
Expenses
Investment management fees	5,438,957
Distribution and service fees	301,232
Accounting and legal services fees	148,031
Transfer agent fees	621,069
Trustees’ fees	18,796
Custodian fees	185,137
State registration fees	101,123
Printing and postage	53,689
Professional fees	79,164
Other	53,115
Total expenses	7,000,313
Less expense reductions	(51,304)
Net expenses	6,949,009
Net investment income	16,474,200
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(32,144,685)
Affiliated investments	1,526
(32,143,159)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	28,845,749
28,845,749
Net realized and unrealized loss	(3,297,410)
Increase in net assets from operations	$13,176,790
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-23	Year ended 10-31-22
Increase (decrease) in net assets
From operations
Net investment income	$16,474,200	$13,980,013
Net realized loss	(32,143,159)	(39,505,523)
Change in net unrealized appreciation (depreciation)	28,845,749	(86,530,271)
Increase (decrease) in net assets resulting from operations	13,176,790	(112,055,781)
Distributions to shareholders
From earnings
Class A	(1,239,689)	(4,213,098)
Class C	(133,659)	(702,758)
Class I	(9,849,595)	(30,962,148)
Class R6	(2,519,926)	(7,153,988)
Class NAV	(1,822,434)	(5,360,320)
Total distributions	(15,565,303)	(48,392,312)
From fund share transactions	(98,732,333)	172,112,111
Total increase (decrease)	(101,120,846)	11,664,018
Net assets
Beginning of year	708,338,044	696,674,026
End of year	$607,217,198	$708,338,044
14	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.07	$15.03	$11.99	$13.39	$11.60
Net investment income[1]	0.26	0.22	0.19	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.14)	(2.27)	3.11	(1.00)	2.02
Total from investment operations	0.12	(2.05)	3.30	(0.81)	2.23
Less distributions
From net investment income	(0.24)	(0.42)	(0.20)	(0.19)	(0.20)
From net realized gain	—	(0.49)	(0.06)	(0.40)	(0.24)
Total distributions	(0.24)	(0.91)	(0.26)	(0.59)	(0.44)
Net asset value, end of period	$11.95	$12.07	$15.03	$11.99	$13.39
Total return (%)[2,3]	0.95	(14.26)	27.67	(6.23)	19.69
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$64	$63	$33	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.25	1.29	1.32	1.35
Expenses including reductions	1.27	1.25	1.28	1.31	1.31
Net investment income	2.04	1.63	1.35	1.55	1.66
Portfolio turnover (%)	20	33	27	34	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	15

CLASS C SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$11.91	$14.85	$11.86	$13.26	$11.50
Net investment income[1]	0.17	0.13	0.09	0.11	0.12
Net realized and unrealized gain (loss) on investments	(0.14)	(2.24)	3.07	(1.00)	2.01
Total from investment operations	0.03	(2.11)	3.16	(0.89)	2.13
Less distributions
From net investment income	(0.16)	(0.34)	(0.11)	(0.11)	(0.13)
From net realized gain	—	(0.49)	(0.06)	(0.40)	(0.24)
Total distributions	(0.16)	(0.83)	(0.17)	(0.51)	(0.37)
Net asset value, end of period	$11.78	$11.91	$14.85	$11.86	$13.26
Total return (%)[2,3]	0.23	(14.85)	26.81	(6.92)	18.93
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$11	$12	$6	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	1.95	1.99	2.02	2.05
Expenses including reductions	1.97	1.95	1.98	2.01	2.01
Net investment income	1.32	0.99	0.66	0.89	0.94
Portfolio turnover (%)	20	33	27	34	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Does not reflect the effect of sales charges, if any.
16	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.09	$15.05	$12.00	$13.41	$11.61
Net investment income[1]	0.30	0.26	0.24	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.15)	(2.27)	3.11	(1.01)	2.02
Total from investment operations	0.15	(2.01)	3.35	(0.78)	2.28
Less distributions
From net investment income	(0.28)	(0.46)	(0.24)	(0.23)	(0.24)
From net realized gain	—	(0.49)	(0.06)	(0.40)	(0.24)
Total distributions	(0.28)	(0.95)	(0.30)	(0.63)	(0.48)
Net asset value, end of period	$11.96	$12.09	$15.05	$12.00	$13.41
Total return (%)[2]	1.17	(13.96)	28.12	(5.99)	20.13
Ratios and supplemental data
Net assets, end of period (in millions)	$386	$445	$463	$246	$213
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.95	0.99	1.02	1.05
Expenses including reductions	0.97	0.95	0.98	1.00	1.00
Net investment income	2.33	1.93	1.67	1.85	2.08
Portfolio turnover (%)	20	33	27	34	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	17

CLASS R6 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.11	$15.08	$12.02	$13.43	$11.63
Net investment income[1]	0.32	0.23	0.25	0.25	0.27
Net realized and unrealized gain (loss) on investments	(0.16)	(2.23)	3.12	(1.02)	2.02
Total from investment operations	0.16	(2.00)	3.37	(0.77)	2.29
Less distributions
From net investment income	(0.29)	(0.48)	(0.25)	(0.24)	(0.25)
From net realized gain	—	(0.49)	(0.06)	(0.40)	(0.24)
Total distributions	(0.29)	(0.97)	(0.31)	(0.64)	(0.49)
Net asset value, end of period	$11.98	$12.11	$15.08	$12.02	$13.43
Total return (%)[2]	1.28	(13.91)	28.28	(5.88)	20.18
Ratios and supplemental data
Net assets, end of period (in millions)	$82	$112	$77	$53	$50
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.85	0.88	0.91	0.94
Expenses including reductions	0.86	0.84	0.87	0.90	0.92
Net investment income	2.47	1.68	1.75	1.97	2.11
Portfolio turnover (%)	20	33	27	34	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
18	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$12.11	$15.08	$12.02	$13.43	$11.63
Net investment income[1]	0.31	0.29	0.25	0.24	0.26
Net realized and unrealized gain (loss) on investments	(0.14)	(2.29)	3.12	(1.01)	2.03
Total from investment operations	0.17	(2.00)	3.37	(0.77)	2.29
Less distributions
From net investment income	(0.30)	(0.48)	(0.25)	(0.24)	(0.25)
From net realized gain	—	(0.49)	(0.06)	(0.40)	(0.24)
Total distributions	(0.30)	(0.97)	(0.31)	(0.64)	(0.49)
Net asset value, end of period	$11.98	$12.11	$15.08	$12.02	$13.43
Total return (%)[2]	1.29	(13.90)	28.29	(5.87)	20.19
Ratios and supplemental data
Net assets, end of period (in millions)	$75	$76	$82	$76	$84
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.84	0.87	0.90	0.93
Expenses including reductions	0.85	0.83	0.86	0.89	0.92
Net investment income	2.43	2.15	1.76	1.95	2.06
Portfolio turnover (%)	20	33	27	34	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	19

Notes to financial statements
Note 1—Organization
John Hancock Infrastructure Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
20	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2023, by major security category or type:
	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$17,047,617	$17,047,617	—	—
Canada	39,384,838	39,384,838	—	—
China	26,892,295	—	$26,892,295	—
France	53,010,977	—	53,010,977	—
Germany	16,717,964	—	16,717,964	—
Hong Kong	8,441,125	—	8,441,125	—
Italy	19,246,347	—	19,246,347	—
Japan	45,710,999	—	45,710,999	—
South Korea	20,841,580	—	20,841,580	—
Spain	42,001,274	—	42,001,274	—
United Kingdom	20,341,228	—	20,341,228	—
United States	285,626,917	285,626,917	—	—
Short-term investments	7,900,000	—	7,900,000	—
Total investments in securities	$603,163,161	$342,059,372	$261,103,789	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	21

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2023, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
22	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2023 were $6,228.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	23

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2023, the fund has a short-term capital loss carryforward of $26,211,186 and a long-term capital loss carryforward of $47,280,098 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2023 and 2022 was as follows:
	October 31, 2023	October 31, 2022
Ordinary income	$15,565,303	$24,152,217
Long-term capital gains	—	24,240,095
Total	$15,565,303	$48,392,312
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2023, the components of distributable earnings on a tax basis consisted of $1,232,909 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $250 million of the fund’s aggregate average daily net assets and (b) 0.750% of fund’s aggregate average daily net assets in excess of $250 million. Aggregate net assets include the net assets of the fund and the portion of the
24	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

net assets of John Hancock Diversified Real Assets Fund, a series of John Hancock Investment Trust, subadvised by Wellington Management Company LLP in the Infrastructure approach. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agreed to reduce its management fee or, if necessary make payment to Class A, Class C, Class I, Class R6 and Class NAV shares, in an amount equal to the amount by which the expenses of Class A, Class C, Class I, Class R6 and Class NAV shares, as applicable, exceed 1.31%, 2.01%, 1.00%, 0.92% and 0.92%, respectively, of the average daily net assets attributable to the class. For purposes of this agreement, “expenses of Class A, Class C, Class I, Class R6 and Class NAV shares” means all expenses of the applicable class excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees paid indirectly, borrowing costs, prime brokerage fees, and short dividend expenses. This agreement expires on February 28, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$4,741
Class C	752
Class I	32,264
Class	Expense reduction
Class R6	$7,918
Class NAV	5,629
Total	$51,304

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2023, were equivalent to a net annual effective rate of 0.76% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	25

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $77,477 for the year ended October 31, 2023. Of this amount, $13,021 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $64,456 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2023, CDSCs received by the Distributor amounted to $783 and $630 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$197,031	$77,000
Class C	104,201	12,217
Class I	—	524,067
Class R6	—	7,785
Total	$301,232	$621,069
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$10,771,429	7	3.699%	$7,747
26	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2023 and 2022 were as follows:
	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	882,556	$11,348,425	2,025,592	$27,709,972
Distributions reinvested	98,885	1,234,997	307,611	4,185,603
Repurchased	(1,652,397)	(21,014,737)	(1,224,810)	(16,304,441)
Net increase (decrease)	(670,956)	$(8,431,315)	1,108,393	$15,591,134
Class C shares
Sold	78,571	$999,427	210,028	$2,892,655
Distributions reinvested	10,831	133,626	52,135	702,758
Repurchased	(241,984)	(3,035,502)	(160,827)	(2,156,310)
Net increase (decrease)	(152,582)	$(1,902,449)	101,336	$1,439,103
Class I shares
Sold	7,777,688	$99,351,791	16,696,562	$228,918,364
Distributions reinvested	650,416	8,124,835	1,853,883	25,181,513
Repurchased	(13,046,852)	(165,693,307)	(12,442,522)	(166,094,417)
Net increase (decrease)	(4,618,748)	$(58,216,681)	6,107,923	$88,005,460
Class R6 shares
Sold	2,110,229	$27,155,864	5,287,259	$72,480,165
Distributions reinvested	201,109	2,517,062	524,756	7,141,103
Repurchased	(4,678,407)	(59,244,590)	(1,668,381)	(22,490,341)
Net increase (decrease)	(2,367,069)	$(29,571,664)	4,143,634	$57,130,927
Class NAV shares
Sold	1,107,362	$13,924,977	1,550,600	$19,788,219
Distributions reinvested	145,686	1,822,434	393,299	5,360,320
Repurchased	(1,270,318)	(16,357,635)	(1,102,653)	(15,203,052)
Net increase (decrease)	(17,270)	$(610,224)	841,246	$9,945,487
Total net increase (decrease)	(7,826,625)	$(98,732,333)	12,302,532	$172,112,111
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $138,861,549 and $234,887,327, respectively, for the year ended October 31, 2023.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	27

Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Utilities companies’ performance may be volatile due to variable fuel, service, and financing costs, conservation efforts, government regulation, and other factors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2023, funds within the John Hancock group of funds complex held 12.4% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation	5.8%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$244,385,529	$(244,387,055)	$1,526	—	$185,353	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
28	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Infrastructure Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Infrastructure Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	29

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $14,857,389. The fund intends to pass through foreign tax credits of $1,323,680.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
30	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Infrastructure Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a meeting held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	31

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
32	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-and five-year periods ended December 31, 2022 and underperformed for the three-year period. The Board also noted that the fund outperformed the peer group median for the three- and five-year periods ended December 31, 2022 and underperformed for the one-year period. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one- and five-year periods and relative to the peer group for the three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed its benchmark index and the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	33

its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
34	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	35

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the subadvisory fees for the fund are above the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed its benchmark index and the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
36	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	37

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	179
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	175
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	1986	177
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	175
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	175
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
38	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	177
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	175
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	175
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	175
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	39

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	177
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	175
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
40	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	41

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Timothy J. Casaletto, CFA
G. Thomas Levering
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
42	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Dynamic Municipal Bond ETF
John Hancock Fundamental All Cap Core ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Infrastructure Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3208628	438A 10/23
12/2023

Annual report
John Hancock
Seaport Long/Short Fund
Alternative
October 31, 2023

A message to shareholders
Dear shareholders,
Stocks performed well for most of the 12 months ended October 31, 2023, on hopes that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. Economic growth and corporate earnings came in above expectations. Mega-cap U.S. technology-related stocks were a key driver of returns for the broad global indexes, as were the European markets.
The environment grew less favorable during the last three months of the period, as investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep interest rates higher for longer. The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions, including the conflict in the Gaza Strip.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Seaport Long/Short Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
41	Financial statements
45	Financial highlights
50	Notes to financial statements
64	Report of independent registered public accounting firm
65	Tax information
66	Evaluation of advisory and subadvisory agreements by the Board of Trustees
73	Trustees and Officers
77	More information
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2023 (%)

The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities gained ground in the annual period
Stocks moved higher as milder inflation provided greater scope for world central banks to slow the pace of their interest-rate hikes.
The fund underperformed the MSCI World Index
While the fund produced a positive return, it trailed the benchmark in the rising market.
The fund’s long positions were the primary contributors to performance
Given the gain for the broader indexes, the fund’s short positions were the leading detractors.
PORTFOLIO COMPOSITION AS OF 10/31/2023 (% of net assets)

Common stocks	76.0
Financials	19.4
Health care	17.6
Information technology	12.2
Energy	7.6
Consumer discretionary	5.2
Industrials	4.6
Communication services	4.3
Materials	2.1
Utilities	1.6
Consumer staples	1.3
Real estate	0.1
Exchange-traded funds	0.7
Corporate bonds	0.2
Purchased options	0.1
Short-term investments and other	23.0
TOTAL	100.0
Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	3

Management’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2023?
Stocks performed very well through the first nine months of the period on hopes that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. In addition, economic growth and corporate earnings came in above the depressed expectations that were in place in late 2022.
The environment grew less favorable in early August, as investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep rates higher for longer. The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions. While these factors caused the index to close well off of its previous high, it nonetheless finished firmly in positive territory on the strength of its earlier gains.
What aspects of the fund’s positioning helped and hurt relative performance?
The fund is a diversified long/short equity portfolio that combines five distinct strategies. We use derivatives to gain exposure to a security or market and to minimize the impact of volatility in the areas in which the fund holds long positions. As of period end, the fund’s allocations, including exposure to derivatives,
TOP 10 HOLDINGS AS OF 10/31/2023 (% of net assets)
Amazon.com, Inc.	1.8
NVIDIA Corp.	1.4
Tradeweb Markets, Inc., Class A	1.3
Ares Management Corp., Class A	1.3
JPMorgan Chase & Co.	1.2
Microsoft Corp.	1.1
Eli Lilly & Company	1.1
Meta Platforms, Inc., Class A	1.1
Cenovus Energy, Inc.	1.1
Shell PLC	1.0
TOTAL	12.4
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 10/31/2023 (% of net assets)
United States	72.7
Japan	4.0
United Kingdom	4.0
Canada	3.1
China	3.0
Germany	2.3
Netherlands	1.6
Ireland	1.6
Switzerland	1.0
Other countries	6.7
TOTAL	100.0
4	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

were: healthcare (23% of assets), diversified equity (22%), capital cycles (20%), financials (19%), and technology (16%). The finance portfolio outperformed the index. The technology, capital cycles, and diversified equity portfolios, while generating positive absolute returns, did not keep pace with the index. The healthcare portfolio finished with a narrow loss.
Within the long portfolio, NVIDIA Corp., Meta Platforms, Inc., and UniCredit SpA were among the leading individual contributors. Credit Suisse Group, SVB Financial Group, and Trupanion, Inc. were notable detractors. We sold the fund’s holdings in Credit Suisse Group and SVB Financial Group prior to period end. As would be expected at a time of rising market performance, the fund’s short positions—primarily exchange-traded funds (ETFs) that track both broader indexes and specific sectors, executed with total return swaps—detracted from results. The purpose of these holdings is to minimize the impact of volatility in the areas in which the fund holds long positions.
MANAGED BY

The Seaport Long/Short Fund is
managed by a team of portfolio
managers at Wellington
Management Company LLP.
The views expressed in this report are exclusively those of the portfolio management team at Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)
Class A	-1.80	2.34	2.80	12.24	31.31
Class C1	1.66	2.66	2.64	14.03	29.28
Class I2	3.79	3.72	3.66	20.05	42.62
Class R6[2]	3.86	3.84	3.80	20.74	44.43
Class NAV[2]	3.87	3.85	3.80	20.76	44.46
Index†	10.48	8.27	7.51	48.75	104.25
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.92	2.62	1.62	1.52	1.51
Net (%)	1.91	2.61	1.61	1.51	1.50
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI World Index.
See the following page for footnotes.
6	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Long/Short Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-20-13	12,928	12,928	20,425
Class I2	12-20-13	14,262	14,262	20,425
Class R6[2]	12-20-13	14,443	14,443	20,425
Class NAV[2]	12-20-13	14,446	14,446	20,425
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 5-16-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2023, with the same investment held until October 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2023	Ending value on 10-31-2023	Expenses paid during period ended 10-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,003.80	$9.95	1.97%
	Hypothetical example	1,000.00	1,015.30	10.01	1.97%
Class C	Actual expenses/actual returns	1,000.00	1,000.00	13.41	2.66%
	Hypothetical example	1,000.00	1,011.80	13.49	2.66%
Class I	Actual expenses/actual returns	1,000.00	1,005.50	8.34	1.65%
	Hypothetical example	1,000.00	1,016.90	8.39	1.65%
Class R6	Actual expenses/actual returns	1,000.00	1,006.30	7.84	1.55%
	Hypothetical example	1,000.00	1,017.40	7.88	1.55%
Class NAV	Actual expenses/actual returns	1,000.00	1,006.30	7.79	1.54%
	Hypothetical example	1,000.00	1,017.40	7.83	1.54%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	9

Fund’s investments
AS OF 10-31-23
	Shares	Value
Common stocks 76.0%		$447,394,893
(Cost $421,891,677)
Communication services 4.3%		25,268,074
Diversified telecommunication services 0.2%
United Internet AG	60,072	1,250,906
Entertainment 1.0%
Liberty Media Corp.-Liberty Formula One, Series C (A)	24,569	1,589,369
Netflix, Inc. (A)	3,413	1,405,098
Roku, Inc. (A)	24,852	1,480,434
Spotify Technology SA (A)	858	141,364
Take-Two Interactive Software, Inc. (A)	8,872	1,186,630
Interactive media and services 2.0%
Alphabet, Inc., Class A (A)	27,845	3,455,008
Alphabet, Inc., Class C (A)	1,666	208,750
Meta Platforms, Inc., Class A (A)	21,366	6,436,935
Pinterest, Inc., Class A (A)	12,205	364,685
Tencent Holdings, Ltd.	38,032	1,407,516
Media 0.4%
Comcast Corp., Class A	38,481	1,588,880
Publicis Groupe SA	10,630	809,403
Wireless telecommunication services 0.7%
Bharti Airtel, Ltd.	199,707	2,192,464
T-Mobile US, Inc. (A)	12,169	1,750,632
Consumer discretionary 5.2%		30,416,470
Automobiles 0.1%
Rivian Automotive, Inc., Class A (A)	52,369	849,425
XPeng, Inc., A Shares (A)	1,176	8,546
Broadline retail 2.9%
Alibaba Group Holding, Ltd. (A)	590,239	6,076,554
Amazon.com, Inc. (A)	80,914	10,768,836
JD.com, Inc., Class A	4,765	60,578
MercadoLibre, Inc. (A)	15	18,611
Diversified consumer services 0.1%
Hope Education Group Company, Ltd. (A)(B)	128,922	7,594
WW International, Inc. (A)	81,306	635,813
Hotels, restaurants and leisure 0.2%
Airbnb, Inc., Class A (A)	1,774	209,846
Booking Holdings, Inc. (A)	394	1,099,087
Sands China, Ltd. (A)	3,972	10,693
Wynn Macau, Ltd. (A)	12,247	10,846
10	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Household durables 0.8%
Nikon Corp.	21,712	$206,143
Panasonic Holdings Corp.	66,195	580,761
Skyline Champion Corp. (A)	20,884	1,224,429
Sony Group Corp.	28,806	2,394,898
Specialty retail 0.7%
Bath & Body Works, Inc.	36,603	1,085,279
RH (A)	3,090	673,496
Ross Stores, Inc.	20,950	2,429,572
Textiles, apparel and luxury goods 0.4%
ANTA Sports Products, Ltd.	79,849	903,051
Cie Financiere Richemont SA, A Shares	9,853	1,162,412
Consumer staples 1.3%		7,684,185
Food products 0.3%
Cranswick PLC	41,317	1,756,709
Personal care products 0.8%
e.l.f. Beauty, Inc. (A)	18,076	1,674,380
Haleon PLC	433,232	1,736,431
Proya Cosmetics Company, Ltd., Class A	56,960	808,756
Shiseido Company, Ltd.	25,000	792,887
Tobacco 0.2%
British American Tobacco PLC	30,631	915,022
Energy 7.6%		44,565,655
Energy equipment and services 0.8%
Seadrill, Ltd. (A)	43,724	1,727,972
Tenaris SA, ADR	58,326	1,826,770
Valaris, Ltd. (A)	12,550	828,802
Oil, gas and consumable fuels 6.8%
Antero Resources Corp. (A)	125,956	3,708,145
ARC Resources, Ltd.	90,832	1,461,303
Cenovus Energy, Inc.	331,704	6,328,912
Cheniere Energy, Inc.	14,215	2,365,660
Chesapeake Energy Corp.	58,753	5,057,458
ConocoPhillips	11,558	1,373,090
Coterra Energy, Inc.	77,638	2,135,045
Diamondback Energy, Inc.	28,322	4,540,583
EQT Corp.	107,140	4,540,593
Phillips 66	4,312	491,870
Shell PLC	192,404	6,200,570
Southwestern Energy Company (A)	277,543	1,978,882
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	11

	Shares	Value
Financials 19.4%		$114,091,507
Banks 7.0%
AIB Group PLC	495,787	2,152,470
Banco Bradesco SA, ADR	422,436	1,178,596
BAWAG Group AG (A)(B)	50,453	2,247,196
Commerzbank AG	156,240	1,685,135
Concordia Financial Group, Ltd.	426,000	1,979,366
Danske Bank A/S	24,642	578,070
FinecoBank SpA	27,717	326,968
FNB Corp.	91,102	973,880
Hokuhoku Financial Group, Inc.	13,800	161,116
Iyogin Holdings, Inc.	38,800	279,295
JPMorgan Chase & Co.	52,781	7,339,726
KBC Group NV	2,540	139,789
Kyushu Financial Group, Inc.	32,700	206,058
Mitsubishi UFJ Financial Group, Inc.	131,600	1,104,012
Nordea Bank ABP	78,065	822,527
OTP Bank NYRT	29,114	1,083,623
Permanent TSB Group Holdings PLC (A)	116,404	231,195
Resona Holdings, Inc.	147,900	790,277
Royal Bank of Canada	20,184	1,612,100
Security Bank Corp.	5,582	7,578
Sumitomo Mitsui Trust Holdings, Inc.	27,000	1,012,413
The Bank of Nagoya, Ltd.	4,700	189,692
The Chiba Bank, Ltd.	363,800	2,709,779
The Shiga Bank, Ltd.	47,300	1,250,864
Unicaja Banco SA (B)	1,206,864	1,257,450
UniCredit SpA	160,745	4,029,815
Wells Fargo & Company	148,448	5,903,777
Capital markets 6.7%
Ares Management Corp., Class A	74,751	7,369,701
Federated Hermes, Inc.	33,534	1,063,028
Intercontinental Exchange, Inc.	23,100	2,481,864
KKR & Company, Inc.	79,866	4,424,576
M&A Capital Partners Company, Ltd.	51,500	934,854
Morgan Stanley	15,017	1,063,504
Morningstar, Inc.	4,692	1,188,202
Northern Trust Corp.	35,413	2,334,071
S&P Global, Inc.	6,305	2,202,400
StepStone Group, Inc., Class A	25,900	732,970
Tel Aviv Stock Exchange, Ltd. (A)	63,192	281,117
The Bank of New York Mellon Corp.	37,565	1,596,513
The Goldman Sachs Group, Inc.	17,024	5,168,657
Tradeweb Markets, Inc., Class A	85,791	7,722,048
WisdomTree, Inc.	157,815	978,453
12	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Consumer finance 0.3%
American Express Company	11,878	$1,734,544
Financial services 2.1%
Block, Inc. (A)	91,198	3,670,720
EXOR NV	48,221	4,138,768
Global Payments, Inc.	1,542	163,791
Mastercard, Inc., Class A	102	38,388
WEX, Inc. (A)	16,836	2,802,857
Wise PLC, Class A (A)	188,798	1,534,501
Insurance 3.3%
Admiral Group PLC	35,863	1,065,588
AIA Group, Ltd.	328,007	2,848,348
Allianz SE	8,142	1,907,202
ASR Nederland NV	54,886	2,048,261
Beazley PLC	117,719	737,434
Intact Financial Corp.	10,282	1,444,633
Japan Post Insurance Company, Ltd.	51,300	987,837
Lancashire Holdings, Ltd.	190,072	1,312,425
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	613,421	528,786
Muenchener Rueckversicherungs-Gesellschaft AG	6,698	2,687,961
Ping An Insurance Group Company of China, Ltd., H Shares	7,664	38,875
Talanx AG	43,978	2,771,460
Trupanion, Inc. (A)	40,505	834,403
Health care 17.6%		103,941,237
Biotechnology 7.5%
Abcam PLC, ADR (A)	12,408	284,391
Akero Therapeutics, Inc. (A)	18,654	222,356
Alkermes PLC (A)	56,532	1,367,509
Alnylam Pharmaceuticals, Inc. (A)	12,634	1,917,841
Amoy Diagnostics Company, Ltd., Class A	77,854	231,225
Apellis Pharmaceuticals, Inc. (A)	25,383	1,235,137
Argenx SE, ADR (A)	5,194	2,438,947
Ascendis Pharma A/S, ADR (A)	15,552	1,388,949
Biogen, Inc. (A)	11,994	2,849,055
Blueprint Medicines Corp. (A)	7,915	465,877
Bridgebio Pharma, Inc. (A)	27,500	716,100
Clementia Pharmaceuticals, Inc. (A)(C)	9,185	0
Crinetics Pharmaceuticals, Inc. (A)	30,387	890,035
Cytokinetics, Inc. (A)	47,802	1,666,378
Denali Therapeutics, Inc. (A)	13,266	249,799
Exact Sciences Corp. (A)	47,175	2,905,508
Genmab A/S (A)	2,801	791,795
Genus PLC	12,033	313,012
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	13

	Shares	Value
Health care (continued)
Biotechnology (continued)
Geron Corp. (A)	220,381	$418,724
Gilead Sciences, Inc.	14,365	1,128,227
Immatics NV (A)	3,234	24,740
ImmunoGen, Inc. (A)	66,835	993,168
Karuna Therapeutics, Inc. (A)	8,122	1,353,206
Keymed Biosciences, Inc. (A)(B)	48,500	360,331
Kymera Therapeutics, Inc. (A)	17,901	208,905
Legend Biotech Corp., ADR (A)	8,960	591,987
Merus NV (A)	34,242	688,607
Moderna, Inc. (A)	7,994	607,224
MoonLake Immunotherapeutics (A)	6,205	321,481
Nuvalent, Inc., Class A (A)	13,676	712,383
Prothena Corp. PLC (A)	10,053	366,532
RayzeBio, Inc. (A)	11,645	225,913
Regeneron Pharmaceuticals, Inc. (A)	1,491	1,162,816
Remegen Company, Ltd., H Shares (A)(B)	14,988	85,358
REVOLUTION Medicines, Inc. (A)	7,179	142,144
Rocket Pharmaceuticals, Inc. (A)	38,870	703,547
Roivant Sciences, Ltd. (A)	108,503	937,466
Sage Therapeutics, Inc. (A)	334	6,256
Seagen, Inc. (A)	13,215	2,812,284
Sichuan Kelun-Biotech Biopharmaceutical Company, Ltd. (A)	32,300	344,191
United Therapeutics Corp. (A)	10,963	2,443,214
Veracyte, Inc. (A)	6,197	128,402
Vertex Pharmaceuticals, Inc. (A)	16,510	5,978,436
Xenon Pharmaceuticals, Inc. (A)	17,019	527,589
Zai Lab, Ltd., ADR (A)	29,982	755,546
Health care equipment and supplies 2.8%
Abbott Laboratories	19,668	1,859,609
Alcon, Inc.	14,561	1,042,220
AtriCure, Inc. (A)	18,836	652,479
Becton, Dickinson and Company	4,555	1,151,413
Boston Scientific Corp. (A)	575	29,434
DexCom, Inc. (A)	40,343	3,583,669
DiaSorin SpA	10,205	914,596
Edwards Lifesciences Corp. (A)	10,487	668,232
Hologic, Inc. (A)	16,113	1,066,197
Inspire Medical Systems, Inc. (A)	5,663	833,367
Intuitive Surgical, Inc. (A)	8,341	2,187,177
Lifetech Scientific Corp. (A)	30,082	9,243
QuidelOrtho Corp. (A)	1,184	72,319
Shockwave Medical, Inc. (A)	10,493	2,164,286
Stryker Corp.	1,339	361,825
14	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care equipment and supplies (continued)
Venus MedTech Hangzhou, Inc., H Shares (A)(B)	114,500	$64,951
Health care providers and services 2.1%
Acadia Healthcare Company, Inc. (A)	15,765	1,158,885
Addus HomeCare Corp. (A)	7,560	596,484
agilon health, Inc. (A)	22,808	410,544
Alignment Healthcare, Inc. (A)	129,477	890,802
Cencora, Inc.	8,282	1,533,412
Centene Corp. (A)	19,455	1,342,006
Hapvida Participacoes e Investimentos SA (A)(B)	704,030	515,272
HCA Healthcare, Inc.	2,325	525,776
Humana, Inc.	3,836	2,008,875
Molina Healthcare, Inc. (A)	301	100,218
Privia Health Group, Inc. (A)	27,399	575,927
Surgery Partners, Inc. (A)	36,431	842,649
UnitedHealth Group, Inc.	3,931	2,105,286
Health care technology 0.3%
Health Catalyst, Inc. (A)	30,985	232,078
Veeva Systems, Inc., Class A (A)	7,885	1,519,518
Life sciences tools and services 1.1%
Danaher Corp.	10,034	1,926,729
ICON PLC (A)	6,254	1,525,726
Illumina, Inc. (A)	9,288	1,016,293
Repligen Corp. (A)	3,573	480,783
Tecan Group AG	1,568	451,271
WuXi AppTec Company, Ltd., H Shares (B)	74,700	897,636
Pharmaceuticals 3.8%
Aclaris Therapeutics, Inc. (A)	51,862	258,273
AstraZeneca PLC	26,120	3,270,318
Bayer AG	6,904	298,312
Chugai Pharmaceutical Company, Ltd.	58,400	1,731,943
Daiichi Sankyo Company, Ltd.	27,167	700,479
Eisai Company, Ltd.	11,687	619,158
Elanco Animal Health, Inc. (A)	54,950	484,110
Eli Lilly & Company	11,850	6,564,071
Merck & Company, Inc.	29,170	2,995,759
Novartis AG	7,334	686,606
Otsuka Holdings Company, Ltd.	45,300	1,524,161
Pfizer, Inc.	701	21,423
Sandoz Group AG (A)	1,466	38,115
Structure Therapeutics, Inc., ADR (A)	12,113	899,996
UCB SA	19,221	1,405,824
Ventyx Biosciences, Inc. (A)	16,583	239,127
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	15

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Verona Pharma PLC, ADR (A)	35,305	$492,505
Zoetis, Inc.	2,747	431,279
Industrials 4.6%		27,126,885
Aerospace and defense 1.1%
BWX Technologies, Inc. (D)	36,630	2,720,876
Dassault Aviation SA	5,968	1,186,374
Rheinmetall AG	9,122	2,618,866
Building products 0.4%
Builders FirstSource, Inc. (A)	15,631	1,696,276
The AZEK Company, Inc. (A)	35,455	928,921
Construction and engineering 0.1%
Fluor Corp. (A)	16,156	537,833
IRB Infrastructure Developers, Ltd.	39,609	15,947
Electrical equipment 0.4%
Contemporary Amperex Technology Company, Ltd., Class A	98,886	2,510,894
Vicor Corp. (A)	158	6,121
Ground transportation 1.0%
ALD SA (B)	39,912	268,462
Uber Technologies, Inc. (A)	136,374	5,902,267
Machinery 0.5%
Ebara Corp.	23,200	1,027,378
IMI PLC	99,179	1,771,242
Zoomlion Heavy Industry Science and Technology Company, Ltd., Class A	12,884	11,306
Marine transportation 0.7%
Irish Continental Group PLC	870,925	3,973,601
Professional services 0.2%
Ceridian HCM Holding, Inc. (A)	16,579	1,061,222
Trading companies and distributors 0.2%
Applied Industrial Technologies, Inc.	5,716	877,463
Transportation infrastructure 0.0%
Adani Ports & Special Economic Zone, Ltd.	1,255	11,836
Information technology 12.2%		71,842,068
Communications equipment 0.0%
Accton Technology Corp.	5,869	90,936
Electronic equipment, instruments and components 0.5%
Flex, Ltd. (A)	77,353	1,989,519
Omron Corp.	386	13,829
Sunny Optical Technology Group Company, Ltd.	107,000	896,438
Unimicron Technology Corp.	57,116	254,732
16	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
IT services 1.4%
EPAM Systems, Inc. (A)	3,799	$826,548
MongoDB, Inc. (A)	6,451	2,222,950
Okta, Inc. (A)	19,768	1,332,561
Shopify, Inc., Class A (A)	59,852	2,824,416
Squarespace, Inc., Class A (A)	20,948	595,133
VeriSign, Inc. (A)	2,551	509,333
Semiconductors and semiconductor equipment 5.1%
Advanced Micro Devices, Inc. (A)	14,325	1,411,013
ASML Holding NV, NYRS	600	359,286
Broadcom, Inc.	2,529	2,127,825
Disco Corp.	1,217	214,921
Intel Corp. (D)	37,130	1,355,245
KLA Corp.	5,695	2,674,942
Lam Research Corp.	2,300	1,352,906
Marvell Technology, Inc.	68,241	3,222,340
Micron Technology, Inc.	24,607	1,645,470
Nova, Ltd. (A)	6,742	640,288
NVIDIA Corp.	20,333	8,291,797
ON Semiconductor Corp. (A)	19,194	1,202,312
Rambus, Inc. (A)	12,720	691,078
Renesas Electronics Corp. (A)	3,086	40,537
SCREEN Holdings Company, Ltd.	9,916	461,016
Shibaura Mechatronics Corp.	3,136	135,461
Taiwan Semiconductor Manufacturing Company, Ltd.	115,698	1,889,638
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	7,679	662,774
Tokyo Electron, Ltd.	2,134	281,982
Tokyo Seimitsu Company, Ltd.	6,928	323,852
Ulvac, Inc.	22,352	768,666
Wolfspeed, Inc. (A)	7,740	261,922
Software 4.8%
Atlassian Corp., Class A (A)	2,132	385,124
BILL Holdings, Inc. (A)	2,851	260,268
Datadog, Inc., Class A (A)	18,436	1,501,981
Dynatrace, Inc. (A)	32,666	1,460,497
Gitlab, Inc., Class A (A)	38,723	1,675,931
HubSpot, Inc. (A)	7,505	3,180,394
Intuit, Inc.	4,719	2,335,669
Microsoft Corp.	19,443	6,573,873
Oracle Corp.	8,628	892,135
Palo Alto Networks, Inc. (A)	3,406	827,726
Salesforce, Inc. (A)	13,195	2,649,952
ServiceNow, Inc. (A)	7,400	4,305,690
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	17

	Shares	Value
Information technology (continued)
Software (continued)
Workday, Inc., Class A (A)	8,908	$1,885,913
Technology hardware, storage and peripherals 0.4%
Quanta Computer, Inc.	60,584	357,706
Samsung Electronics Company, Ltd.	30,889	1,537,496
Wiwynn Corp.	9,287	440,047
Materials 2.1%		12,710,201
Chemicals 0.3%
Hansol Chemical Company, Ltd.	3,767	420,380
Sinoma Science & Technology Company, Ltd., Class A	511,755	1,209,804
SKC Company, Ltd.	1,272	74,389
Yunnan Energy New Material Company, Ltd., Class A	2,915	26,755
Construction materials 0.0%
Ambuja Cements, Ltd.	3,951	20,135
Anhui Conch Cement Company, Ltd., H Shares	6,614	16,460
China National Building Material Company, Ltd., H Shares	27,629	13,151
Metals and mining 1.8%
Anglo American PLC	75,916	1,934,308
Barrick Gold Corp.	222,946	3,562,677
Boliden AB	12,207	312,904
Foran Mining Corp. (A)	205,306	641,049
Fresnillo PLC	39,857	268,261
Glencore PLC	446,388	2,364,439
Vale SA, ADR	134,609	1,845,489
Real estate 0.1%		521,720
Real estate management and development 0.1%
LEG Immobilien SE (A)	7,166	447,958
Specialized REITs 0.0%
Weyerhaeuser Company	2,571	73,762
Utilities 1.6%		9,226,891
Electric utilities 0.6%
American Electric Power Company, Inc.	43,981	3,322,325
Gas utilities 0.4%
Atmos Energy Corp.	15,679	1,688,001
China Resources Gas Group, Ltd.	36,400	107,603
ENN Energy Holdings, Ltd.	66,091	500,649
Kunlun Energy Company, Ltd.	182,000	151,625
Independent power and renewable electricity producers 0.0%
China Longyuan Power Group Corp., Ltd., H Shares	183,500	155,338
18	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities 0.6%
Dominion Energy, Inc.	60,258	$2,429,603

Engie SA	54,810	871,747
Exchange-traded funds 0.7%		$3,813,197
(Cost $4,088,635)
VanEck Gold Miners ETF	136,137	3,813,197

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.2%				$752,683
(Cost $739,215)
Health care 0.2%				752,683
Health care providers and services 0.2%
AthenaHealth Group, Inc. (B)	6.500	02-15-30	921,000	752,683

	Contracts/Notional amount	Value
Purchased options 0.1%		$744,054
(Cost $1,290,307)
Calls 0.1%		403,939
Exchange Traded Option on Cboe Global Markets, Inc. (Expiration Date: 3-15-24; Strike Price: $185.00; Notional Amount: 45,100) (A)	451	83,435
Exchange Traded Option on Intel Corp. (Expiration Date: 6-21-24; Strike Price: $50.00; Notional Amount: 126,000) (A)	1,260	105,210
Exchange Traded Option on JD.com, Inc., Class A (Expiration Date: 12-15-23; Strike Price: $37.50; Notional Amount: 80,200) (A)	802	6,015
Exchange Traded Option on S&P 500 Index (Expiration Date: 1-31-24; Strike Price: $4,450.00; Notional Amount: 3,100) (A)	31	124,156
Exchange Traded Option on Shopify, Inc., Class A (Expiration Date: 2-16-24; Strike Price: $65.00; Notional Amount: 21,500) (A)	215	28,380
Over the Counter Dual Digital Option on S&P 500 Index and Brent Crude Oil Futures (Expiration Date: 1-26-24; Strike Price: S&P 500 Index less than $4,159.11 and Brent Crude Oil Futures greater than $99.81; Counterparty: Goldman Sachs International) (A)(E)	734,132	19,168
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	19

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Dual Digital Option on S&P 500 Index and Brent Crude Oil Futures (Expiration Date: 2-26-24; Strike Price: S&P 500 Index less than $4,146.25 and Brent Crude Oil Futures greater than $99.19; Counterparty: Citibank, N.A.) (A)(E)	285,278	$8,255
Over the Counter Option on China Vanke Company, Ltd., H Shares (Expiration Date: 12-28-23; Strike Price: CNY 16.11; Counterparty: Goldman Sachs International) (A)(E)	23,400	38
Over the Counter Option on Hong Kong Exchanges & Clearing, Ltd. (Expiration Date: 11-29-23; Strike Price: HKD 320.65; Counterparty: Morgan Stanley & Company International PLC) (A)(E)	1,330	68
Over the Counter Option on JD.com, Inc., Class A (Expiration Date: 12-28-23; Strike Price: HKD 145.86; Counterparty: JPMorgan Chase Bank, N.A.) (A)(E)	2,386	107
Over the Counter Option on JD.com, Inc., Class A (Expiration Date: 12-28-23; Strike Price: HKD 165.88; Counterparty: Morgan Stanley & Company International PLC) (A)(E)	3,650	52
Over the Counter Option on KBC Group NV (Expiration Date: 11-17-23; Strike Price: EUR 54.00; Counterparty: Goldman Sachs International) (A)(E)	41,800	28,819
Over the Counter Option on Kweichow Moutai Company, Ltd., Class A (Expiration Date: 11-29-23; Strike Price: CNY 1,988.82; Counterparty: Morgan Stanley & Company International PLC) (A)(E)	260	0
Over the Counter Option on Li Ning Company, Ltd. (Expiration Date: 12-28-23; Strike Price: HKD 47.01; Counterparty: Goldman Sachs International) (A)(E)	11,441	5
Over the Counter Option on Panasonic Holdings Corp. (Expiration Date: 12-8-23; Strike Price: JPY 1,938.20; Counterparty: JPMorgan Chase Bank, N.A.) (A)(E)	5,914	0
Over the Counter Option on Ping An Insurance Group Company of China, Ltd., H Shares (Expiration Date: 12-28-23; Strike Price: HKD 54.89; Counterparty: Morgan Stanley & Company International PLC) (A)(E)	12,500	69
20	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Option on Shanghai International Airport Company, Ltd., Class A (Expiration Date: 11-30-23; Strike Price: CNY 50.90; Counterparty: Morgan Stanley & Company International PLC) (A)(E)	8,756	$1
Over the Counter Option on Tencent Holdings, Ltd. (Expiration Date: 11-29-23; Strike Price: HKD 332.86; Counterparty:JPMorgan Chase Bank, N.A.) (A)(E)	1,420	161
Puts 0.0%		340,115
Exchange Traded Option on Datadog, Inc., Class A (Expiration Date: 11-17-23; Strike Price: $80.00; Notional Amount: 12,700) (A)	127	56,515
Exchange Traded Option on Gitlab, Inc., Class A (Expiration Date: 11-17-23; Strike Price: $38.00; Notional Amount: 22,400) (A)	224	10,640
Exchange Traded Option on HubSpot, Inc. (Expiration Date: 11-17-23; Strike Price: $400.00; Notional Amount: 4,500) (A)	45	52,200
Exchange Traded Option on Invesco QQQ Trust Series 1 (Expiration Date: 11-17-23; Strike Price: $339.00; Notional Amount: 16,300) (A)	163	44,173
Exchange Traded Option on iShares Expanded Tech-Software Sector ETF (Expiration Date: 11-17-23; Strike Price: $325.00; Notional Amount: 16,200) (A)	162	45,765
Exchange Traded Option on MongoDB, Inc. (Expiration Date: 11-3-23; Strike Price: $300.00; Notional Amount: 6,800) (A)	68	952
Exchange Traded Option on NVIDIA Corp. (Expiration Date: 11-24-23; Strike Price: $390.00; Notional Amount: 3,400) (A)	34	54,060
Exchange Traded Option on NVIDIA Corp. (Expiration Date: 11-24-23; Strike Price: $400.00; Notional Amount: 3,800) (A)	38	75,810

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 24.1%				$141,925,262
(Cost $141,924,874)
U.S. Government 14.4%				84,751,731
U.S. Treasury Bill	5.257	11-02-23	335,000	334,951
U.S. Treasury Bill (D)	5.277	01-18-24	10,000	9,885
U.S. Treasury Bill	5.287	11-07-23	335,000	334,705
U.S. Treasury Bill (D)	5.288	11-24-23	1,400,000	1,395,270
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	21

	Yield* (%)	Maturity date	Par value^	Value
U.S. Government (continued)
U.S. Treasury Bill (D)	5.289	11-21-23	1,785,000	$1,779,750
U.S. Treasury Bill (D)	5.290	11-09-23	4,710,000	4,704,457
U.S. Treasury Bill (D)	5.295	11-16-23	2,095,000	2,090,401
U.S. Treasury Bill (D)	5.310	01-25-24	12,830,000	12,669,245
U.S. Treasury Bill (D)	5.316	12-21-23	1,180,000	1,171,310
U.S. Treasury Bill (D)	5.326	11-30-23	59,470,000	59,216,623
U.S. Treasury Bill (D)	5.330	11-28-23	370,000	368,532
U.S. Treasury Bill (D)	5.355	12-05-23	680,000	676,602

	Yield (%)	Shares	Value
Short-term funds 9.7%			57,173,531
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2868(F)	57,173,531	57,173,531

Total investments (Cost $569,934,708) 101.1%	$594,630,089
Other assets and liabilities, net (1.1%)	(6,300,840)
Total net assets 100.0%	$588,329,249

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
CNY	Chinese Yuan Renminbi
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen

Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(E)	For this type of option, notional amounts are equivalent to number of contracts.
(F)	The rate shown is the annualized seven-day yield as of 10-31-23.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
22	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
MSCI Singapore Index Futures	3	Short	Nov 2023	$(59,842)	$(59,588)	$254
TOPIX Index Futures	12	Short	Dec 2023	(1,847,287)	(1,784,463)	62,824
						$63,078
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	7,640,000	USD	4,828,990	JPM	11/30/2023	$21,845	—
CAD	5,745,000	USD	4,160,974	JPM	11/30/2023	—	$(16,575)
CHF	4,805,000	USD	5,361,004	GSI	11/30/2023	—	(63,155)
DKK	10,480,000	USD	1,482,673	GSI	11/30/2023	5,131	—
EUR	4,703,000	USD	4,980,926	SCB	11/30/2023	892	—
GBP	3,948,000	USD	4,773,787	JPM	11/30/2023	25,586	—
GBP	2,273,000	USD	2,834,675	BNP	12/20/2023	—	(70,915)
GBP	2,256,000	USD	2,812,867	MSI	12/20/2023	—	(69,777)
HKD	11,855,000	USD	1,516,751	CITI	11/30/2023	—	(857)
JPY	431,500,000	USD	2,883,492	JPM	11/30/2023	—	(24,144)
JPY	582,973,000	USD	3,933,037	BNP	12/20/2023	—	(56,398)
JPY	1,466,300,000	USD	10,165,554	MSI	12/20/2023	—	(414,991)
JPY	16,300,000	USD	109,859	SCB	12/20/2023	—	(1,468)
KRW	5,255,910,000	USD	3,900,142	BNP	11/30/2023	—	(9,364)
SEK	22,110,000	USD	1,977,979	GSI	11/30/2023	4,948	—
USD	6,618,907	CNY	48,136,000	SSB	12/20/2023	—	(55,317)
USD	14,631,538	EUR	13,849,000	DB	11/30/2023	—	(38,501)
USD	2,954,083	EUR	2,796,000	MSI	11/30/2023	—	(7,678)
USD	4,240,002	EUR	3,942,000	DB	12/20/2023	59,674	—
USD	1,264,400	HUF	464,200,000	MSI	11/30/2023	—	(13,946)
USD	1,199,673	JPY	179,600,000	MSI	11/30/2023	9,547	—
USD	1,379,385	JPY	207,500,000	CITI	12/20/2023	—	(443)
USD	4,041,631	JPY	582,973,000	MSI	12/20/2023	164,993	—
USD	3,875,242	KRW	5,255,390,000	SSB	11/30/2023	—	(15,152)
						$292,616	$(858,681)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	23

WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
GSI	China Vanke Company, Ltd., H Shares	CNY	19.04	Dec 2023	23,400	23,400	$481	$(10)
MSI	Hong Kong Exchanges & Clearing, Ltd.	HKD	349.80	Nov 2023	1,330	1,330	411	(11)
JPM	JD.com, Inc., Class A	HKD	165.75	Dec 2023	2,386	2,386	1,033	(35)
MSI	JD.com, Inc., Class A	HKD	187.52	Dec 2023	3,650	3,650	3,972	(16)
MSI	Kweichow Moutai Company, Ltd., Class A	CNY	2,169.62	Nov 2023	260	260	13	—
GSI	Li Ning Company, Ltd.	HKD	53.73	Dec 2023	11,441	11,441	3,842	(1)
MSI	Ping An Insurance Group Company of China, Ltd., H Shares	HKD	62.37	Dec 2023	12,500	12,500	1,895	(18)
MSI	Shanghai International Airport Company, Ltd., Class A	CNY	57.84	Nov 2023	8,756	8,756	250	—
JPM	Tencent Holdings, Ltd.	HKD	363.12	Nov 2023	1,420	1,420	379	(38)
							$12,276	$(129)
Exchange-traded	Cboe Global Markets, Inc.	USD	200.00	Mar 2024	451	45,100	18,196	(21,423)
Exchange-traded	Datadog, Inc., Class A	USD	105.00	Nov 2023	127	12,700	12,525	(4,382)
Exchange-traded	Gitlab, Inc., Class A	USD	50.00	Nov 2023	224	22,400	6,618	(6,720)
Exchange-traded	HubSpot, Inc.	USD	530.00	Nov 2023	51	5,100	20,509	(3,953)
Exchange-traded	JD.com, Inc., Class A	USD	42.50	Dec 2023	802	80,200	65,931	(2,406)
Exchange-traded	NVIDIA Corp.	USD	500.00	Nov 2023	34	3,400	16,709	(7,412)
Exchange-traded	NVIDIA Corp.	USD	510.00	Nov 2023	38	3,800	19,395	(6,156)
							$159,883	$(52,452)
Puts
MSI	JD.com, Inc., Class A	HKD	100.97	Dec 2023	3,650	3,650	$1,795	$(3,395)
JPM	JD.com, Inc., Class A	HKD	106.08	Dec 2023	2,386	2,386	666	(3,137)
GSI	Li Ning Company, Ltd.	HKD	38.06	Dec 2023	11,441	11,441	3,103	(20,136)
							$5,564	$(26,668)
Exchange-traded	JD.com, Inc., Class A	USD	27.50	Dec 2023	802	80,200	45,400	(230,573)
							$223,123	$(309,822)
24	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

SWAPS
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	ARK Innovation ETF	1-Day USD OBFR - 2.85%	Monthly	USD	1,780,278	May 2033	GSI	—	$49,164	$49,164
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Day USD OBFR - 0.34%	Monthly	USD	328,399	May 2033	GSI	—	(966)	(966)
Pay	GS Custom Basket	1-Day USD OBFR - 0.50%	Monthly	USD	2,402,351	May 2033	GSI	—	32,810	32,810
Pay	Invesco QQQ Trust Series 1	1-Day USD OBFR - 0.20%	Monthly	USD	101,792	May 2033	GSI	—	800	800
Pay	iShares Russell Mid-Cap Growth ETF	1-Day USD OBFR - 0.55%	Monthly	USD	9,067,848	May 2033	GSI	—	198,478	198,478
Pay	iShares Semiconductor ETF	1-Day USD OBFR - 0.74%	Monthly	USD	1,299,167	May 2033	GSI	—	34,984	34,984
Pay	SPDR S&P 500 ETF	1-Day USD OBFR - 0.05%	Monthly	USD	7,165,705	May 2033	GSI	—	26,478	26,478
Pay	SPDR S&P Pharmaceuticals ETF	1-Day USD OBFR - 1.70%	Monthly	USD	1,655,999	May 2033	GSI	—	42,095	42,095
Pay	SPDR S&P Regional Banking ETF	1-Day USD OBFR - 0.70%	Monthly	USD	9,774,498	May 2033	GSI	—	(89,296)	(89,296)
Pay	TOPIX Banks Index	1-Day JPY TONAR Compounded OIS - 0.25%	Monthly	JPY	174,594,824	May 2033	GSI	—	(18,129)	(18,129)
Pay	Vanguard FTSE Developed Markets ETF	1-Day USD OBFR - 0.39%	Monthly	USD	983,635	May 2033	GSI	—	(704)	(704)
Pay	iShares Expanded Tech Sector ETF	1-Day USD OBFR - 0.82%	Monthly	USD	1,903,089	May 2028	JPM	—	57,032	57,032
Pay	iShares MSCI Eurozone ETF	1-Day USD OBFR - 0.95%	Monthly	USD	95,317	May 2028	JPM	—	1,138	1,138
Pay	iShares Russell Mid-Cap Growth ETF	1-Day USD OBFR - 0.20%	Monthly	USD	3,479,697	May 2028	JPM	—	136,448	136,448
Pay	iShares Semiconductor ETF	1-Day USD OBFR - 0.44%	Monthly	USD	8,244,909	May 2028	JPM	—	513,854	513,854
Pay	SPDR S&P Biotech ETF	1-Day USD OBFR - 2.07%	Monthly	USD	11,848,112	May 2028	JPM	—	1,010,672	1,010,672
Pay	SPDR S&P Regional Banking ETF	1-Day USD OBFR - 1.00%	Monthly	USD	928,156	May 2028	JPM	—	31,372	31,372
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	25

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	VanEck Semiconductor ETF	1-Day USD OBFR - 0.44%	Monthly	USD	21,201	May 2028	JPM	—	$986	$986
Pay	ARK Innovation ETF	1-Day USD OBFR - 3.23%	Monthly	USD	1,674,003	May 2033	MSI	—	141,283	141,283
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Day USD OBFR - 0.20%	Monthly	USD	32,249,996	May 2033	MSI	—	1,588,210	1,588,210
Pay	Euro STOXX 50 Index	1-Day EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	1,581,097	May 2033	MSI	—	37,979	37,979
Pay	Financial Select Sector SPDR Fund	1-Day USD OBFR - 0.20%	Monthly	USD	21,108,363	May 2033	MSI	—	766,542	766,542
Pay	Health Care Select Sector SPDR Fund	1-Day USD OBFR - 0.20%	Monthly	USD	20,946,144	May 2033	MSI	—	1,102,060	1,102,060
Pay	Industrial Select Sector SPDR Fund	1-Day USD OBFR - 0.20%	Monthly	USD	4,331,611	May 2033	MSI	—	197,256	197,256
Pay	Invesco QQQ Trust Series 1	1-Day USD OBFR - 0.20%	Monthly	USD	7,518,602	May 2033	MSI	—	392,900	392,900
Pay	iShares Biotechnology ETF	1-Day USD OBFR - 1.38%	Monthly	USD	5,940,600	May 2033	MSI	—	430,998	430,998
Pay	iShares Expanded Tech-Software Sector ETF	1-Day USD OBFR - 3.98%	Monthly	USD	2,938,666	May 2033	MSI	—	137,837	137,837
Pay	iShares MSCI EAFE Value ETF	1-Day USD OBFR - 0.20%	Monthly	USD	7,426,994	May 2033	MSI	—	258,724	258,724
Pay	iShares MSCI Eurozone ETF	1-Day USD OBFR - 0.58%	Monthly	USD	5,230,351	May 2033	MSI	—	108,234	108,234
Pay	iShares MSCI Indonesia ETF	1-Day USD OBFR - 2.78%	Monthly	USD	23,098	May 2033	MSI	—	1,540	1,540
Pay	iShares Russell 2000 ETF	1-Day USD OBFR - 0.68%	Monthly	USD	12,970,209	May 2033	MSI	—	580,246	580,246
Pay	iShares Russell 2000 Value ETF	1-Day USD OBFR - 0.98%	Monthly	USD	20,903,062	May 2033	MSI	—	703,426	703,426
Pay	iShares Russell Mid-Cap Growth ETF	1-Day USD OBFR - 0.88%	Monthly	USD	43,308,747	May 2033	MSI	—	2,511,101	2,511,101
Pay	iShares Semiconductor ETF	1-Day USD OBFR - 0.88%	Monthly	USD	7,461,413	May 2033	MSI	—	649,003	649,003
Pay	SPDR S&P 500 ETF	1-Day USD OBFR - 0.20%	Monthly	USD	1,742,416	May 2033	MSI	—	68,429	68,429
26	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Biotech ETF	1-Day USD OBFR - 3.08%	Monthly	USD	3,940,045	May 2033	MSI	—	$231,501	$231,501
Pay	SPDR S&P Homebuilders ETF	1-Day USD OBFR - 1.28%	Monthly	USD	4,456,773	May 2033	MSI	—	(45,731)	(45,731)
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Day USD OBFR - 1.08%	Monthly	USD	19,718,632	May 2033	MSI	$(26,267)	663,125	636,858
Pay	SPDR S&P Pharmaceuticals ETF	1-Day USD OBFR - 2.13%	Monthly	USD	3,184,302	May 2033	MSI	—	237,355	237,355
Pay	SPDR S&P Regional Banking ETF	1-Day USD OBFR - 1.38%	Monthly	USD	13,371,513	May 2033	MSI	—	639,717	639,717
Pay	SPDR S&P Retail ETF	1-Day USD OBFR - 2.43%	Monthly	USD	4,237,079	May 2033	MSI	—	116,417	116,417
Pay	VanEck Oil Services ETF	1-Day USD OBFR - 1.48%	Monthly	USD	3,479,509	May 2033	MSI	—	210,593	210,593
Pay	Vanguard FTSE Developed Markets ETF	1-Day USD OBFR - 0.53%	Monthly	USD	71,120,009	May 2033	MSI	—	2,381,673	2,381,673
Pay	Vanguard FTSE Europe ETF	1-Day USD OBFR - 0.20%	Monthly	USD	10,345,291	May 2033	MSI	—	275,047	275,047
Pay	iShares iBoxx $ High Yield Corporate Bond ETF	1-Day USD OBFR - 3.68%	Monthly	USD	92,222	May 2033	MSI	—	402	402
Receive	Agilent Technologies, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	845,877	May 2033	GSI	—	(44,318)	(44,318)
Receive	Alcon, Inc.	1-Day CHF SARON Compounded OIS + 0.20%	Monthly	CHF	389,420	May 2033	GSI	—	2,575	2,575
Receive	Alphabet, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	692,509	May 2033	GSI	—	(59,651)	(59,651)
Receive	Amazon.com, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	660,647	May 2033	GSI	—	41,021	41,021
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Day USD OBFR + 0.75%	Monthly	USD	263,190	May 2033	GSI	—	(10,530)	(10,530)
Receive	Ares Management Corp., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	542,287	May 2033	GSI	—	—	—
Receive	AstraZeneca PLC	1-Day GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	302,470	May 2033	GSI	—	(4,999)	(4,999)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	27

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Bayer AG	1-Day EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	709,886	May 2033	GSI	—	$(12,225)	$(12,225)
Receive	Boliden AB	1-Month SEK STIBOR + 0.20%	Monthly	SEK	4,683,021	May 2033	GSI	—	26,337	26,337
Receive	Boston Scientific Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	2,997,695	May 2033	GSI	—	64,735	64,735
Receive	China Gas Holdings, Ltd.	1-Day HKD HONIA Compounded OIS + 0.20%	Monthly	HKD	1,530,865	May 2033	GSI	—	233	233
Receive	China Longyuan Power Group Corp, Ltd., H Shares	1-Day HKD HONIA Compounded OIS + 0.20%	Monthly	HKD	3,329,304	May 2033	GSI	—	22,871	22,871
Receive	China Resources Gas Group, Ltd.	1-Day HKD HONIA Compounded OIS + 0.20%	Monthly	HKD	2,461,758	May 2033	GSI	—	18,507	18,507
Receive	Contemporary Amperex Technology Company, Ltd., Class A	1-Day USD OBFR + 0.75%	Monthly	USD	135,459	May 2033	GSI	—	3,528	3,528
Receive	Daiichi Sankyo Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	325,769,535	May 2033	GSI	—	(89,098)	(89,098)
Receive	Danske Bank A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	2,137,596	May 2033	GSI	—	8,948	8,948
Receive	Datadog, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	847,285	May 2033	GSI	—	(46,378)	(46,378)
Receive	Edwards Lifesciences Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	121,590	May 2033	GSI	—	(10,224)	(10,224)
Receive	Eisai Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	84,116,340	May 2033	GSI	—	1,729	1,729
Receive	Elanco Animal Health, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	3,435	May 2033	GSI	—	(135)	(135)
Receive	Encompass Health Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	722,375	May 2033	GSI	—	(6,354)	(6,354)
Receive	EXOR NV	1-Day EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	261,996	May 2033	GSI	—	—	—
Receive	FinecoBank SpA	1-Day EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	81,227	May 2033	GSI	—	1,399	1,399
28	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	FNB Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	59,116	May 2033	GSI	—	$(70)	$(70)
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	2,707,968	May 2033	GSI	—	(13,429)	(13,429)
Receive	Global Payments, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	852,478	May 2033	GSI	—	(38,672)	(38,672)
Receive	GSK PLC	1-Day GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	1,130,492	May 2033	GSI	—	1,981	1,981
Receive	Humana, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	142,274	May 2033	GSI	—	767	767
Receive	IMI PLC	1-Day GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	175,141	May 2033	GSI	—	393	393
Receive	Immatics NV	1-Day USD OBFR + 0.25%	Monthly	USD	540,614	May 2033	GSI	—	(66,976)	(66,976)
Receive	Inari Medical, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	89,242	May 2033	GSI	—	8,820	8,820
Receive	Intercontinental Exchange, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	415,985	May 2033	GSI	—	(2,725)	(2,725)
Receive	JPMorgan Chase & Co.	1-Day USD OBFR + 0.25%	Monthly	USD	810,384	May 2033	GSI	—	(10,721)	(10,721)
Receive	KKR & Company, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	184,607	May 2033	GSI	—	1,429	1,429
Receive	Kunlun Energy Company, Ltd.	1-Day HKD HONIA Compounded OIS + 0.20%	Monthly	HKD	3,898,571	May 2033	GSI	—	(8,051)	(8,051)
Receive	Molina Healthcare, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	579,855	May 2033	GSI	—	(27,178)	(27,178)
Receive	MongoDB, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	67,525	May 2033	GSI	—	(409)	(409)
Receive	Nikon Corp.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	57,067,000	May 2033	GSI	—	(6,541)	(6,541)
Receive	Novartis AG	1-Day CHF SARON Compounded OIS + 0.20%	Monthly	CHF	864,536	May 2033	GSI	—	4,046	4,046
Receive	Panasonic Holdings Corp.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	16,337,213	May 2033	GSI	—	(6,461)	(6,461)
Receive	Pfizer, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	3,093,014	May 2033	GSI	—	(12,739)	(12,739)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	29

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	PTC Therapeutics, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	525,126	May 2033	GSI	—	$(101,528)	$(101,528)
Receive	Remegen Company, Ltd., H Shares	1-Day HKD HONIA Compounded OIS + 0.20%	Monthly	HKD	2,158,691	May 2033	GSI	—	56,013	56,013
Receive	Resona Holdings, Inc.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	119,737,420	May 2033	GSI	—	17,293	17,293
Receive	REVOLUTION Medicines, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,057,769	May 2033	GSI	—	(310,224)	(310,224)
Receive	RH	1-Day USD OBFR + 0.25%	Monthly	USD	180,846	May 2033	GSI	—	(11,487)	(11,487)
Receive	Sage Therapeutics, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	125,488	May 2033	GSI	—	2,102	2,102
Receive	Sandoz Group AG	1-Day CHF SARON Compounded OIS + 0.20%	Monthly	CHF	55,675	May 2033	GSI	—	(8,195)	(8,195)
Receive	ServiceNow, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	551,190	May 2033	GSI	—	39,318	39,318
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Day HKD HONIA Compounded OIS + 0.20%	Monthly	HKD	1,391,784	May 2033	GSI	—	18,650	18,650
Receive	Shell PLC	1-Day GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	703,695	May 2033	GSI	—	(24,808)	(24,808)
Receive	Shopify, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	785,459	May 2033	GSI	—	(61,597)	(61,597)
Receive	Spotify Technology SA	1-Day USD OBFR + 0.25%	Monthly	USD	558,152	May 2033	GSI	—	54,589	54,589
Receive	StepStone Group, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	117,324	May 2033	GSI	—	152	152
Receive	Sumitomo Mitsui Trust Holdings, Inc.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	182,097,500	May 2033	GSI	—	48,918	48,918
Receive	Syndax Pharmaceuticals, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	375,640	May 2033	GSI	—	83,430	83,430
Receive	Tecan Group AG	1-Day CHF SARON Compounded OIS + 0.20%	Monthly	CHF	5,958	May 2033	GSI	—	(218)	(218)
30	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	The Bank of New York Mellon Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	5,312,358	May 2033	GSI	—	$154,391	$154,391
Receive	Tokyo Electron, Ltd.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	66,280,500	May 2033	GSI	—	1,562	1,562
Receive	Veracyte, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	71,664	May 2033	GSI	—	(804)	(804)
Receive	Vodafone Group PLC	1-Day GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	659,071	May 2033	GSI	—	(508)	(508)
Receive	Wolfspeed, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	500,612	May 2033	GSI	—	30,186	30,186
Receive	Zoetis, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	304,438	May 2033	GSI	—	(18,061)	(18,061)
Receive	Admiral Group PLC	1-Day GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	1,047,885	May 2028	JPM	—	81,172	81,172
Receive	Agilent Technologies, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	480,133	May 2028	JPM	—	(29,962)	(29,962)
Receive	Alphabet, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	2,100,339	May 2028	JPM	—	(177,723)	(177,723)
Receive	Alphabet, Inc., Class C	1-Day USD OBFR + 0.25%	Monthly	USD	2,390,160	May 2028	JPM	—	(195,658)	(195,658)
Receive	Amazon.com, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,370,697	May 2028	JPM	—	73,132	73,132
Receive	Antero Resources Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	771,700	May 2028	JPM	—	150,712	150,712
Receive	ASML Holding NV, NYRS	1-Day USD OBFR + 0.25%	Monthly	USD	1,942,263	May 2028	JPM	—	50,849	50,849
Receive	ASPEED Technology, Inc.	1-Day USD OBFR + 0.50%	Monthly	USD	1,301,335	May 2028	JPM	—	(117,382)	(117,382)
Receive	AstraZeneca PLC	1-Day GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	1,208,378	May 2028	JPM	—	(85,675)	(85,675)
Receive	Atlassian Corp., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	630,612	May 2028	JPM	—	(26,254)	(26,254)
Receive	Becton Dickinson & Company	1-Day USD OBFR + 0.25%	Monthly	USD	277,235	May 2028	JPM	—	(9,684)	(9,684)
Receive	BFF Bank SpA	1-Day EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	373,060	May 2028	JPM	—	(15,813)	(15,813)
Receive	Blueprint Medicines Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	190,886	May 2028	JPM	—	36,164	36,164
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	31

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Chesapeake Energy Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	110,182	May 2028	JPM	—	$2,381	$2,381
Receive	Daiichi Sankyo Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	29,016,000	May 2028	JPM	—	(4,976)	(4,976)
Receive	Disco Corp.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	106,928,455	May 2028	JPM	—	(24,305)	(24,305)
Receive	Dynatrace, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	233,642	May 2028	JPM	—	(12,238)	(12,238)
Receive	Eisai Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	11,546,400	May 2028	JPM	—	(465)	(465)
Receive	Elanco Animal Health, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	179,194	May 2028	JPM	—	(18,025)	(18,025)
Receive	Encompass Health Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	243,651	May 2028	JPM	—	(13,043)	(13,043)
Receive	EPAM Systems, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	47,602	May 2028	JPM	—	(4,243)	(4,243)
Receive	FinecoBank SpA	1-Day EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	67,135	May 2028	JPM	—	2,186	2,186
Receive	HCA Healthcare, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,364,345	May 2028	JPM	—	(111,669)	(111,669)
Receive	Health Catalyst, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	201,982	May 2028	JPM	—	(46,996)	(46,996)
Receive	Hokuhoku Financial Group, Inc.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	26,256,590	May 2028	JPM	—	15,246	15,246
Receive	Hologic, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	36,152	May 2028	JPM	—	(1,795)	(1,795)
Receive	Humana, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	529,565	May 2028	JPM	—	36,828	36,828
Receive	Immunocore Holdings PLC, ADR	1-Day USD OBFR + 0.25%	Monthly	USD	800,378	May 2028	JPM	—	(45,428)	(45,428)
Receive	Insulet Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	68,512	May 2028	JPM	—	(6,559)	(6,559)
Receive	KKR & Company, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	253,160	May 2028	JPM	—	(21,857)	(21,857)
Receive	Laboratory Corp of America Holdings	1-Day USD OBFR + 0.25%	Monthly	USD	2,111,307	May 2028	JPM	—	(18,010)	(18,010)
Receive	Lam Research Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	521,598	May 2028	JPM	—	(19,352)	(19,352)
32	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Lifetech Scientific Corp.	1-Day HKD HONIA Compounded OIS + 0.30%	Monthly	HKD	47,677	May 2028	JPM	—	$98	$98
Receive	Micron Technology, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	313,763	May 2028	JPM	—	(10,304)	(10,304)
Receive	Microsoft Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	125,508	May 2028	JPM	—	6,942	6,942
Receive	Muenchener Rueckversicherungs Gesellschaft AG	1-Day EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	51,730	May 2028	JPM	—	1,311	1,311
Receive	Nikon Corp.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	111,438,000	May 2028	JPM	—	(22,341)	(22,341)
Receive	Novartis AG	1-Day CHF SARON Compounded OIS + 0.20%	Monthly	CHF	732,732	May 2028	JPM	—	(19,106)	(19,106)
Receive	ON Semiconductor Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	306,479	May 2028	JPM	—	(89,739)	(89,739)
Receive	Onto Innovation, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	483,701	May 2028	JPM	—	—	—
Receive	Palo Alto Networks, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,640,175	May 2028	JPM	—	37,892	37,892
Receive	Panasonic Holdings Corp.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	13,222,601	May 2028	JPM	—	(12,443)	(12,443)
Receive	Pfizer, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,944,373	May 2028	JPM	—	(175,372)	(175,372)
Receive	Quanta Computer, Inc.	1-Day USD OBFR + 0.50%	Monthly	USD	544,903	May 2028	JPM	—	(130,286)	(130,286)
Receive	QuidelOrtho Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	393,215	May 2028	JPM	—	(68,875)	(68,875)
Receive	Renesas Electronics Corp.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	194,059,028	May 2028	JPM	—	(120,291)	(120,291)
Receive	Sandoz Group AG	1-Day CHF SARON Compounded OIS + 0.20%	Monthly	CHF	42,168	May 2028	JPM	—	(2,678)	(2,678)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Day HKD HONIA Compounded OIS + 0.30%	Monthly	HKD	1,444,272	May 2028	JPM	—	19,635	19,635
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	33

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shibaura Mechatronics Corp.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	166,485,420	May 2028	JPM	—	$(66,605)	$(66,605)
Receive	Shopify, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	581,605	May 2028	JPM	—	(57,611)	(57,611)
Receive	SKC Company, Ltd.	1-Day USD OBFR + 0.50%	Monthly	USD	591,081	May 2028	JPM	—	59,799	59,799
Receive	Sony Group Corp.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	152,386,081	May 2028	JPM	—	26,257	26,257
Receive	Spotify Technology SA	1-Day USD OBFR + 0.25%	Monthly	USD	487,818	May 2028	JPM	—	21,516	21,516
Receive	Taiwan Semiconductor Manufacturing Company, Ltd.	1-Day USD OBFR + 0.50%	Monthly	USD	486,969	May 2028	JPM	—	2,665	2,665
Receive	Teleflex, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	593,143	May 2028	JPM	—	(36,942)	(36,942)
Receive	The Bank of New York Mellon Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	301,912	May 2028	JPM	—	18,060	18,060
Receive	The Hachijuni Bank, Ltd.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	43,701,300	May 2028	JPM	—	18,167	18,167
Receive	Thermo Fisher Scientific, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,904,927	May 2028	JPM	—	(208,476)	(208,476)
Receive	Tokyo Electron, Ltd.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	114,361,695	May 2028	JPM	—	15,344	15,344
Receive	Tokyo Seimitsu Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	25,139,091	May 2028	JPM	—	(3,167)	(3,167)
Receive	Trupanion, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	20,917	May 2028	JPM	—	(3,784)	(3,784)
Receive	Unimicron Technology Corp.	1-Day USD OBFR + 0.50%	Monthly	USD	665,590	May 2028	JPM	—	(112,352)	(112,352)
Receive	UnitedHealth Group, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	2,977,098	May 2028	JPM	—	101,797	101,797
Receive	Vaxcyte, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,077,732	May 2028	JPM	—	(22,218)	(22,218)
Receive	Vodafone Group PLC	1-Day GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	758,899	May 2028	JPM	—	(7,365)	(7,365)
34	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Waters Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	866,861	May 2028	JPM	—	$(92,310)	$(92,310)
Receive	Weyerhaeuser Company	1-Day USD OBFR + 0.25%	Monthly	USD	752,211	May 2028	JPM	—	(35,771)	(35,771)
Receive	Wiwynn Corp.	1-Day USD OBFR + 0.50%	Monthly	USD	557,055	May 2028	JPM	—	(32,775)	(32,775)
Receive	Wolfspeed, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	854,834	May 2028	JPM	—	24,199	24,199
Receive	Abcam PLC, ADR	1-Day USD OBFR + 0.25%	Monthly	USD	211,760	May 2033	MSI	—	(807)	(807)
Receive	Accton Technology Corp.	1-Day USD OBFR + 0.55%	Monthly	USD	836,665	May 2033	MSI	—	(54,371)	(54,371)
Receive	Alnylam Pharmaceuticals, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	392,703	May 2033	MSI	—	(37,089)	(37,089)
Receive	Alphabet, Inc., Class C	1-Day USD OBFR + 0.25%	Monthly	USD	452,518	May 2033	MSI	—	(49,863)	(49,863)
Receive	Amicus Therapeutics, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	606,038	May 2033	MSI	—	22,276	22,276
Receive	ASML Holding NV, NYRS	1-Day USD OBFR + 0.25%	Monthly	USD	120,760	May 2033	MSI	—	(1,248)	(1,248)
Receive	AstraZeneca PLC	1-Day GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	530,496	May 2033	MSI	—	(40,691)	(40,691)
Receive	Atlassian Corp., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	786,454	May 2033	MSI	—	(64,257)	(64,257)
Receive	Bayer AG	1-Day EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	548,120	May 2033	MSI	—	(37,585)	(37,585)
Receive	BILL Holdings, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	552,886	May 2033	MSI	—	(104,061)	(104,061)
Receive	Boston Scientific Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	749,997	May 2033	MSI	—	14,766	14,766
Receive	British American Tobacco PLC	1-Day GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	2,930,646	May 2033	MSI	—	59,140	59,140
Receive	Broadcom, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,456,748	May 2033	MSI	—	(101,791)	(101,791)
Receive	Canadian Natural Resources, Ltd.	1-Day USD OBFR + 0.25%	Monthly	USD	1,798,426	May 2033	MSI	—	(107,738)	(107,738)
Receive	Celldex Therapeutics, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	726,729	May 2033	MSI	—	(89,970)	(89,970)
Receive	Ceridian HCM Holding, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	677,292	May 2033	MSI	—	(94,730)	(94,730)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	35

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Datadog, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	409,241	May 2033	MSI	—	$(41,762)	$(41,762)
Receive	Disco Corp.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	106,499,200	May 2033	MSI	—	(51,106)	(51,106)
Receive	Dynatrace, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	134,841	May 2033	MSI	—	(10,379)	(10,379)
Receive	Eisai Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	37,858,380	May 2033	MSI	—	(5,565)	(5,565)
Receive	Encompass Health Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	648,987	May 2033	MSI	—	(13,657)	(13,657)
Receive	FinecoBank SpA	1-Day EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	251,246	May 2033	MSI	—	7,046	7,046
Receive	Fluor Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	473,911	May 2033	MSI	—	(43,486)	(43,486)
Receive	FNB Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	1,827,261	May 2033	MSI	—	(63,311)	(63,311)
Receive	Genus PLC	1-Day GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	70,365	May 2033	MSI	—	(2,113)	(2,113)
Receive	Humana, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	52,421	May 2033	MSI	—	(72)	(72)
Receive	Inari Medical, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	456,715	May 2033	MSI	—	21,220	21,220
Receive	Insulet Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	510,070	May 2033	MSI	—	(13,590)	(13,590)
Receive	Intellia Therapeutics, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	412,627	May 2033	MSI	—	(64,635)	(64,635)
Receive	Intuitive Surgical, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	12,611	May 2033	MSI	—	(575)	(575)
Receive	Japan Post Insurance Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	82,134,500	May 2033	MSI	—	68,088	68,088
Receive	Kymera Therapeutics, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	34,779	May 2033	MSI	—	(2,817)	(2,817)
Receive	Lifetech Scientific Corp.	1-Day HKD HONIA Compounded OIS + 0.40%	Monthly	HKD	3,591,714	May 2033	MSI	—	5,834	5,834
Receive	MercadoLibre, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	841,173	May 2033	MSI	—	8,234	8,234
Receive	Molina Healthcare, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	70,790	May 2033	MSI	—	(4,680)	(4,680)
36	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	MongoDB, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	967,524	May 2033	MSI	—	$(63,944)	$(63,944)
Receive	Morphic Holding, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	351,028	May 2033	MSI	—	(26,789)	(26,789)
Receive	Netflix, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	74,329	May 2033	MSI	—	10,325	10,325
Receive	Nova, Ltd.	1-Day USD OBFR + 0.25%	Monthly	USD	249,120	May 2033	MSI	—	(22,277)	(22,277)
Receive	Panasonic Holdings Corp.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	24,734,900	May 2033	MSI	—	(20,443)	(20,443)
Receive	Pinterest, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	103,493	May 2033	MSI	—	8,702	8,702
Receive	QuidelOrtho Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	47,042	May 2033	MSI	—	(4,872)	(4,872)
Receive	Rambus, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	482,368	May 2033	MSI	—	(38,349)	(38,349)
Receive	Regeneron Pharmaceuticals, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	2,110,837	May 2033	MSI	—	(163,920)	(163,920)
Receive	Rheinmetall AG	1-Day EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	393,616	May 2033	MSI	—	1,715	1,715
Receive	Rivian Automotive, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	417,598	May 2033	MSI	—	(73,933)	(73,933)
Receive	Ross Stores, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	257,455	May 2033	MSI	—	(1,462)	(1,462)
Receive	Rotork PLC	1-Day GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	946,810	May 2033	MSI	—	(58,761)	(58,761)
Receive	Royal Bank of Canada	1-Day CAD CORRA Compounded OIS + 0.25%	Monthly	CAD	3,998,326	May 2033	MSI	—	(106,920)	(106,920)
Receive	Sage Therapeutics, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	294,272	May 2033	MSI	—	(12,807)	(12,807)
Receive	Sandoz Group AG	1-Day CHF SARON Compounded OIS + 0.30%	Monthly	CHF	43,673	May 2033	MSI	—	(9,350)	(9,350)
Receive	Sarepta Therapeutics, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,585,985	May 2033	MSI	—	(681,119)	(681,119)
Receive	SCREEN Holdings Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	76,437,474	May 2033	MSI	—	(14,244)	(14,244)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	37

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	ServiceNow, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	324,358	May 2033	MSI	—	$17,098	$17,098
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Day HKD HONIA Compounded OIS + 0.40%	Monthly	HKD	28,958	May 2033	MSI	—	277	277
Receive	Shopify, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	1,017,328	May 2033	MSI	—	(118,387)	(118,387)
Receive	Stryker Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	1,264,199	May 2033	MSI	—	30,319	30,319
Receive	Talanx AG	1-Day EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	295,547	May 2033	MSI	—	(428)	(428)
Receive	The Azek Company, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	206,371	May 2033	MSI	—	(14,175)	(14,175)
Receive	The Chiba Bank, Ltd.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	14,516,951	May 2033	MSI	—	11,654	11,654
Receive	Tokyo Kiraboshi Financial Group, Inc.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	46,204,152	May 2033	MSI	—	2,858	2,858
Receive	Tokyo Seimitsu Company, Ltd.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	47,168,000	May 2033	MSI	—	(8,426)	(8,426)
Receive	Trupanion, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	343,876	May 2033	MSI	—	(79,672)	(79,672)
Receive	Ultragenyx Pharmaceutical, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	533,273	May 2033	MSI	—	(24,439)	(24,439)
Receive	Ulvac, Inc.	1-Day JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	85,816,200	May 2033	MSI	—	(26,254)	(26,254)
Receive	Unimicron Technology Corp.	1-Day USD OBFR + 0.55%	Monthly	USD	402,387	May 2033	MSI	—	(50,943)	(50,943)
Receive	Veracyte, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	255,977	May 2033	MSI	—	(7,266)	(7,266)
Receive	Zoetis, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	1,074,554	May 2033	MSI	—	(111,439)	(111,439)
Receive	Airbnb, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	108,540	May 2033	MSI	—	(6,207)	(6,207)
Receive	Alphabet, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	1,427,949	May 2033	MSI	—	(157,098)	(157,098)
Receive	Danaher Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	63,766	May 2033	MSI	—	(5,634)	(5,634)
38	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Mastercard, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	1,932,789	May 2033	MSI	—	$(120,394)	$(120,394)
Receive	Meta Platforms, Inc., Class A	1-Day USD OBFR + 0.25%	Monthly	USD	1,128,200	May 2033	MSI	—	(72,173)	(72,173)
Receive	Microsoft Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	789,687	May 2033	MSI	—	11,352	11,352
Receive	Northern Trust Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	529,498	May 2033	MSI	—	—	—
Receive	Novartis AG	1-Day CHF SARON Compounded OIS + 0.30%	Monthly	CHF	648,681	May 2033	MSI	—	(16,674)	(16,674)
Receive	NVIDIA Corp.	1-Day USD OBFR + 0.25%	Monthly	USD	11,985	May 2033	MSI	—	(1,407)	(1,407)
Receive	Palo Alto Networks, Inc.	1-Day USD OBFR + 0.25%	Monthly	USD	905,382	May 2033	MSI	—	(65,920)	(65,920)
Receive	Spotify Technology SA	1-Day USD OBFR + 0.25%	Monthly	USD	248,565	May 2033	MSI	—	9,924	9,924
								$(26,267)	$11,600,874	$11,574,607
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	Korean Won
SEK	Swedish Krona
USD	U.S. Dollar

Derivatives Abbreviations
ADR	American Depositary Receipt
BNP	BNP Paribas
CIBOR	Copenhagen Interbank Offered Rate
CITI	Citibank, N.A.
CORRA	Canadian Overnight Repo Rate Average
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	39

DB	Deutsche Bank AG
ESTR	Euro Short-Term Rate
GSI	Goldman Sachs International
HONIA	Hong Kong Overnight Index Average Rate
JPM	JPMorgan Chase Bank, N.A.
MSI	Morgan Stanley & Co. International PLC
NYRS	New York Registry Shares
OBFR	Overnight Bank Funding Rate
OIS	Overnight Index Swap
OTC	Over-the-counter
SARON	Swiss Average Rate Overnight
SCB	Standard Chartered Bank
SONIA	Sterling Overnight Interbank Average Rate
SSB	State Street Bank and Trust Company
STIBOR	Stockholm Interbank Offered Rate
TONAR	Tokyo Overnight Average Rate
At 10-31-23, the aggregate cost of investments for federal income tax purposes was $600,623,824. Net unrealized appreciation aggregated to $4,768,063, of which $29,019,042 related to gross unrealized appreciation and $24,250,979 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
40	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-23

Assets
Unaffiliated investments, at value (Cost $569,934,708)	$594,630,089
Swap contracts, at value (net unamortized upfront payment of $(26,267))	18,370,745
Unrealized appreciation on forward foreign currency contracts	292,616
Foreign currency, at value (Cost $2,965)	3,714
Collateral held at broker for futures contracts	76,821
Dividends and interest receivable	873,869
Receivable for fund shares sold	181,511
Receivable for investments sold	2,552,437
Receivable for securities lending income	991
Other assets	124,033
Total assets	617,106,826
Liabilities
Unrealized depreciation on forward foreign currency contracts	858,681
Written options, at value (Premiums received $223,123)	309,822
Swap contracts, at value	6,796,138
Payable for futures variation margin	18,724
Due to custodian	1,037,783
Foreign capital gains tax payable	15,065
Payable for collateral on OTC derivatives	14,723,000
Payable for investments purchased	3,884,051
Payable for fund shares repurchased	818,836
Payable to affiliates
Accounting and legal services fees	48,803
Transfer agent fees	38,202
Trustees’ fees	1,045
Other liabilities and accrued expenses	227,427
Total liabilities	28,777,577
Net assets	$588,329,249
Net assets consist of
Paid-in capital	$619,519,932
Total distributable earnings (loss)	(31,190,683)
Net assets	$588,329,249

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	41

STATEMENT OF ASSETS AND LIABILITIES 10-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($13,459,057 ÷ 1,263,093 shares)[1]	$10.66
Class C ($1,871,778 ÷ 186,349 shares)[1]	$10.04
Class I ($252,874,137 ÷ 23,036,381 shares)	$10.98
Class R6 ($239,206,208 ÷ 21,508,644 shares)	$11.12
Class NAV ($80,918,069 ÷ 7,274,593 shares)	$11.12
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.22

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
42	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-23

Investment income
Dividends	$11,700,640
Interest	6,945,257
Securities lending	16,778
Less foreign taxes withheld	(457,488)
Total investment income	18,205,187
Expenses
Investment management fees	10,902,803
Distribution and service fees	58,802
Accounting and legal services fees	161,369
Transfer agent fees	641,742
Trustees’ fees	20,674
Custodian fees	284,145
State registration fees	93,931
Printing and postage	43,017
Professional fees	183,498
Other	120,858
Total expenses	12,510,839
Less expense reductions	(55,549)
Net expenses	12,455,290
Net investment income	5,749,897
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	2,269,226
Affiliated investments	1,529
Futures contracts	(302,155)
Forward foreign currency contracts	(1,937,960)
Written options	1,011,985
Swap contracts	(24,253,838)
(23,211,213)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	29,106,892
Affiliated investments	109
Futures contracts	223,504
Forward foreign currency contracts	(641,510)
Written options	598,048
Swap contracts	20,817,667
50,104,710
Net realized and unrealized gain	26,893,497
Increase in net assets from operations	$32,643,394
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	43

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-23	Year ended 10-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$5,749,897	$(1,624,993)
Net realized loss	(23,211,213)	(21,576,089)
Change in net unrealized appreciation (depreciation)	50,104,710	(93,823,763)
Increase (decrease) in net assets resulting from operations	32,643,394	(117,024,845)
Distributions to shareholders
From earnings
Class A	(322,770)	(958,141)
Class C	(67,590)	(268,997)
Class I	(21,284,340)	(61,631,044)
Class R6	(1,219,858)	(3,086,648)
Class NAV	(2,596,800)	(3,588,697)
Total distributions	(25,491,358)	(69,533,527)
From fund share transactions	(237,118,793)	(142,510,196)
Total decrease	(229,966,757)	(329,068,568)
Net assets
Beginning of year	818,296,006	1,147,364,574
End of year	$588,329,249	$818,296,006
44	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$10.61	$12.73	$11.60	$11.02	$10.73
Net investment income (loss)[1]	0.04	(0.05)	(0.15)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	0.32	(1.25)	1.73	0.78	0.67
Total from investment operations	0.36	(1.30)	1.58	0.68	0.64
Less distributions
From net investment income	(0.31)	—	—	(0.10)	—
From net realized gain	—	(0.82)	(0.45)	—	(0.35)
Total distributions	(0.31)	(0.82)	(0.45)	(0.10)	(0.35)
Net asset value, end of period	$10.66	$10.61	$12.73	$11.60	$11.02
Total return (%)[2,3]	3.38	(10.69)	13.69	6.15	6.09
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$11	$16	$12	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.93	1.97	2.00	1.98
Expenses including reductions	1.94	1.92	1.96	1.99	1.97
Net investment income (loss)	0.39	(0.47)	(1.18)	(0.87)	(0.25)
Portfolio turnover (%)	178	214	259	221	170

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	45

CLASS C SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$10.01	$12.13	$11.16	$10.61	$10.42
Net investment loss[1]	(0.03)	(0.13)	(0.23)	(0.17)	(0.10)
Net realized and unrealized gain (loss) on investments	0.29	(1.17)	1.65	0.74	0.64
Total from investment operations	0.26	(1.30)	1.42	0.57	0.54
Less distributions
From net investment income	(0.23)	—	—	(0.02)	—
From net realized gain	—	(0.82)	(0.45)	—	(0.35)
Total distributions	(0.23)	(0.82)	(0.45)	(0.02)	(0.35)
Net asset value, end of period	$10.04	$10.01	$12.13	$11.16	$10.61
Total return (%)[2,3]	2.66	(11.33)	12.86	5.33	5.39
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$5	$5	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.65	2.63	2.67	2.70	2.68
Expenses including reductions	2.64	2.62	2.66	2.69	2.67
Net investment loss	(0.30)	(1.20)	(1.89)	(1.56)	(0.99)
Portfolio turnover (%)	178	214	259	221	170

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
46	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$10.92	$13.04	$11.84	$11.24	$10.92
Net investment income (loss)[1]	0.08	(0.02)	(0.11)	(0.07)	—[2]
Net realized and unrealized gain (loss) on investments	0.33	(1.28)	1.76	0.80	0.67
Total from investment operations	0.41	(1.30)	1.65	0.73	0.67
Less distributions
From net investment income	(0.35)	—	—	(0.13)	—
From net realized gain	—	(0.82)	(0.45)	—	(0.35)
Total distributions	(0.35)	(0.82)	(0.45)	(0.13)	(0.35)
Net asset value, end of period	$10.98	$10.92	$13.04	$11.84	$11.24
Total return (%)[3]	3.79	(10.49)	14.00	6.57	6.36
Ratios and supplemental data
Net assets, end of period (in millions)	$253	$691	$1,019	$616	$565
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	1.63	1.67	1.70	1.69
Expenses including reductions	1.64	1.62	1.66	1.69	1.68
Net investment income (loss)	0.73	(0.16)	(0.86)	(0.58)	—[4]
Portfolio turnover (%)	178	214	259	221	170

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	47

CLASS R6 SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$11.06	$13.18	$11.95	$11.34	$11.00
Net investment income (loss)[1]	0.09	(0.01)	(0.10)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	0.33	(1.29)	1.78	0.81	0.68
Total from investment operations	0.42	(1.30)	1.68	0.75	0.69
Less distributions
From net investment income	(0.36)	—	—	(0.14)	—
From net realized gain	—	(0.82)	(0.45)	—	(0.35)
Total distributions	(0.36)	(0.82)	(0.45)	(0.14)	(0.35)
Net asset value, end of period	$11.12	$11.06	$13.18	$11.95	$11.34
Total return (%)[2]	3.86	(10.37)	14.22	6.62	6.50
Ratios and supplemental data
Net assets, end of period (in millions)	$239	$40	$51	$37	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	1.53	1.56	1.59	1.58
Expenses including reductions	1.53	1.52	1.55	1.58	1.57
Net investment income (loss)	0.82	(0.07)	(0.76)	(0.51)	0.12
Portfolio turnover (%)	178	214	259	221	170

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
48	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$11.06	$13.18	$11.96	$11.35	$11.00
Net investment income (loss)[1]	0.09	—[2]	(0.10)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	0.33	(1.30)	1.77	0.79	0.69
Total from investment operations	0.42	(1.30)	1.67	0.75	0.70
Less distributions
From net investment income	(0.36)	—	—	(0.14)	—
From net realized gain	—	(0.82)	(0.45)	—	(0.35)
Total distributions	(0.36)	(0.82)	(0.45)	(0.14)	(0.35)
Net asset value, end of period	$11.12	$11.06	$13.18	$11.96	$11.35
Total return (%)[3]	3.87	(10.38)	14.12	6.64	6.59
Ratios and supplemental data
Net assets, end of period (in millions)	$81	$74	$57	$59	$134
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.52	1.55	1.58	1.56
Expenses including reductions	1.53	1.51	1.54	1.57	1.55
Net investment income (loss)	0.82	0.01	(0.78)	(0.35)	0.13
Portfolio turnover (%)	178	214	259	221	170

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	49

Notes to financial statements
Note 1—Organization
John Hancock Seaport Long/Short Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.  Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which
50	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2023, by major security category or type:
	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$25,268,074	$19,607,785	$5,660,289	—
Consumer discretionary	30,416,470	18,994,394	11,422,076	—
Consumer staples	7,684,185	1,674,380	6,009,805	—
Energy	44,565,655	38,365,085	6,200,570	—
Financials	114,091,507	66,023,402	48,068,105	—
Health care	103,941,237	88,160,492	15,780,745	—
Industrials	27,126,885	13,730,979	13,395,906	—
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	51

	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Information technology	$71,842,068	$64,134,811	$7,707,257	—
Materials	12,710,201	6,049,215	6,660,986	—
Real estate	521,720	73,762	447,958	—
Utilities	9,226,891	7,439,929	1,786,962	—
Exchange-traded funds	3,813,197	3,813,197	—	—
Corporate bonds	752,683	—	752,683	—
Purchased options	744,054	687,311	56,743	—
Short-term investments	141,925,262	57,173,531	84,751,731	—
Total investments in securities	$594,630,089	$385,928,273	$208,701,816	—
Derivatives:
Assets
Futures	$63,078	$63,078	—	—
Forward foreign currency contracts	292,616	—	$292,616	—
Swap contracts	18,370,745	—	18,370,745	—
Liabilities
Forward foreign currency contracts	(858,681)	—	(858,681)	—
Written options	(309,822)	(283,025)	(26,797)	—
Swap contracts	(6,796,138)	—	(6,796,138)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses
52	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2023, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2023 were $6,385.
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	53

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2023, the fund has a short-term capital loss carryforward of $52,628,536 available to offset future net realized capital gains. This carryforward does not expire.
As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2023 and 2022 was as follows:
	October 31, 2023	October 31, 2022
Ordinary income	$25,491,358	$10,424,594
Long-term capital gains	—	59,108,933
Total	$25,491,358	$69,533,527
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2023, the components of distributable earnings on a tax basis consisted of $16,708,766 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, investments in passive foreign investment companies and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are
54	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2023, the fund used futures contracts to manage against changes in interest rates and to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $490,000 to $5.2 million, as measured at each quarter end.
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	55

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended October 31, 2023, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $95.9 million to $160.9 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Fund’s investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, the fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statement of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, the fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
During the year ended October 31, 2023, the fund used purchased options contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held purchased options contracts with market values ranging from $742,000 to $2.6 million, as measured at each quarter end.
During the year ended October 31, 2023, the fund wrote option contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held written option contracts with market values ranging from $310,000 to $2.2 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
56	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
During the year ended October 31, 2023, the fund used total return swaps to gain exposure to a security or market without investing directly in such security or market. The fund held total return swaps with total USD notional amounts ranging from $531.7 million to $761.3 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at October 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$63,078	—
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	292,616	$(858,681)
Equity	Unaffiliated investments, at value[2]	Purchased options	744,054	—
Equity	Written options, at value	Written options	—	(309,822)
Equity	Swap contracts, at value	Total return swaps	18,370,745	(6,796,138)
			$19,470,493	$(7,964,641)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund’s investments.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	57

various transactions between the fund and the applicable counterparty.
The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$292,616	$(858,681)
Purchased options	56,743	—
Swap contracts	18,370,745	(6,796,138)
Written options	—	(26,797)
Totals	$18,720,104	$(7,681,616)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
BNP Paribas	—	$(136,677)	$(136,677)	—	$136,677	—
Citibank, N.A.	$8,255	(1,300)	6,955	—	—	$6,955
Deutsche Bank AG	59,674	(38,501)	21,173	$21,173	—	—
Goldman Sachs International	1,158,841	(1,207,711)	(48,870)	—	48,870	—
JPMorgan Chase Bank, N.A.	2,601,553	(2,381,852)	219,701	—	—	219,701
Morgan Stanley & Co. International PLC	14,890,889	(3,843,638)	11,047,251	11,047,251	—	—
Standard Chartered Bank	892	(1,468)	(576)	—	—	(576)
State Street Bank and Trust Company	—	(70,469)	(70,469)	—	—	(70,469)
Totals	$18,720,104	$(7,681,616)	$11,038,488	$11,068,424	$185,547	$155,611
[1] Reflects cash and/or non-cash collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
58	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Currency	$(99,382)	—	$(1,937,960)	$52,582	—	$(1,984,760)
Equity	(8,964,890)	$(302,155)	—	959,403	$(24,253,838)	(32,561,480)
Total	$(9,064,272)	$(302,155)	$(1,937,960)	$1,011,985	$(24,253,838)	$(34,546,240)

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Currency	—	—	$(641,510)	—	—	$(641,510)
Equity	$3,763,487	$223,504	—	$598,048	$20,817,667	25,402,706
Total	$3,763,487	$223,504	$(641,510)	$598,048	$20,817,667	$24,761,196

[1]	Change in unrealized appreciation (depreciation) associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.450% of the first $250 million of the fund’s average daily net assets; (b) 1.400% of the next $750 million of the fund’s average daily net assets; (c) 1.375% of the next $1 billion of the fund’s average daily net assets; and (d) 1.350% of the fund’s average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	59

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$812
Class C	180
Class I	37,957
Class	Expense reduction
Class R6	$10,684
Class NAV	5,916
Total	$55,549

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2023, were equivalent to a net annual effective rate of 1.41% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $6,016 for the year ended October 31, 2023. Of this amount, $955 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $5,061 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2023, there were no CDSCs received by the Distributor for Class A or Class C shares.
60	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$33,789	$13,231
Class C	25,013	2,931
Class I	—	617,735
Class R6	—	7,845
Total	$58,802	$641,742
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$7,044,444	9	3.517%	$6,195
Note 6—Fund share transactions
Transactions in fund shares for the years ended October 31, 2023 and 2022 were as follows:
	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	933,208	$10,021,606	672,552	$7,686,103
Distributions reinvested	28,137	294,036	75,489	874,923
Repurchased	(722,674)	(7,788,025)	(972,689)	(11,071,543)
Net increase (decrease)	238,671	$2,527,617	(224,648)	$(2,510,517)
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	61

	Year Ended 10-31-23		Year Ended 10-31-22
	Shares	Amount	Shares	Amount
Class C shares
Sold	2,268	$22,769	54,787	$593,786
Distributions reinvested	5,498	54,484	19,582	215,399
Repurchased	(119,891)	(1,220,785)	(168,041)	(1,871,379)
Net decrease	(112,125)	$(1,143,532)	(93,672)	$(1,062,194)
Class I shares
Sold	14,592,992	$160,910,222	33,722,531	$389,847,452
Distributions reinvested	1,171,689	12,583,936	3,588,613	42,704,495
Repurchased	(56,023,787)	(616,158,715)	(52,171,102)	(595,467,568)
Net decrease	(40,259,106)	$(442,664,557)	(14,859,958)	$(162,915,621)
Class R6 shares
Sold	22,085,321	$244,617,324	14,564	$174,804
Distributions reinvested	106,341	1,155,922	244,458	2,940,827
Repurchased	(4,257,426)	(48,090,873)	(533,876)	(6,402,803)
Net increase (decrease)	17,934,236	$197,682,373	(274,854)	$(3,287,172)
Class NAV shares
Sold	1,595,931	$17,825,931	2,506,591	$28,883,481
Distributions reinvested	238,896	2,596,800	298,065	3,588,697
Repurchased	(1,236,757)	(13,943,425)	(439,074)	(5,206,870)
Net increase	598,070	$6,479,306	2,365,582	$27,265,308
Total net decrease	(21,600,254)	$(237,118,793)	(13,087,550)	$(142,510,196)
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $991,358,123 and $1,103,553,189, respectively, for the year ended October 31, 2023.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2023, funds within the John Hancock group of funds complex held 13.7% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation Fund	13.7%
62	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$3,545,902	$24,181,190	$(27,728,730)	$1,529	$109	$16,778	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Seaport Long/Short Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Seaport Long/Short Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
64	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	65

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Seaport Long/Short Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a meeting held on June 26-29, 2023, the Board, including the Trustees who are not parties to any agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
66	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	67

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2022, and underperformed for the three- and five-year periods. The Board also noted that the fund outperformed the peer group median for the one- and five-year periods ended December 31, 2022 and underperformed for the three-year period. The Board took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to the benchmark index for the three- and five-year periods and peer group median for the three-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including the implementation of a new, reduced fee schedule for the fund in April 2022. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its
68	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	69

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
70	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	71

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
72	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	179
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	175
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	1986	177
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	175
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	175
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	73

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	177
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	175
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	175
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	175
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

74	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	177
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	175
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	75

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

76	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Jennifer N. Berg, CFA
Ann C. Gallo1
Bruce L. Glazer
Wen Shi, Phd, CFA1
Rebecca D. Sykes, CFA
Michael G. Toman
Keith E. White
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
1 Effective December 31, 2023, Ann C. Gallo and Wen Shi, PhD, CFA, will no longer serve as portfolio managers of the fund.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	77

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Dynamic Municipal Bond ETF
John Hancock Fundamental All Cap Core ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Seaport Long/Short Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3208654	437A 10/23
12/2023

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	October 31, 2023	October 31, 2022
John Hancock Balanced Fund	$48,939	$49,204
John Hancock Disciplined Value International Fund	$59,068	$58,295
John Hancock Diversified Macro Fund	$72,469	$70,381
John Hancock Emerging Markets Equity Fund	$46,490	$45,527
John Hancock Infrastructure Fund	$44,224	$43,359
John Hancock Seaport Long/Short Fund	$117,124	$116,022

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided related to regulatory filings and affiliated service provider internal controls reviews.

Fund	October 31, 2023	October 31, 2022
John Hancock Balanced Fund	$628	$585
John Hancock Disciplined Value International Fund	$628	$585
John Hancock Diversified Macro Fund	$628	$585
John Hancock Emerging Markets Equity Fund	$628	$585
John Hancock Infrastructure Fund	$628	$585
John Hancock Seaport Long/Short Fund	$628	$585

In addition, amounts billed to control affiliates for service provider internal controls reviews were $127,986 and $121,890 for the fiscal years ended October 31, 2023 and 2022, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended October 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	October 31, 2023	October 31, 2022
John Hancock Balanced Fund	$6,622	$5,360
John Hancock Disciplined Value International Fund	$6,622	$4,716
John Hancock Diversified Macro Fund	$8,566	$4,110
John Hancock Emerging Markets Equity Fund	$5,253	$5,360
John Hancock Infrastructure Fund	$5,253	$5,360
John Hancock Seaport Long/Short Fund	$8,306	$5,442

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2023 and 2022 amounted to the following:

Fund	October 31, 2023	October 31, 2022
John Hancock Balanced Fund	$0	$163
John Hancock Disciplined Value International Fund	$0	$163
John Hancock Diversified Macro Fund	$0	$163
John Hancock Emerging Markets Equity Fund	$0	$163
John Hancock Infrastructure Fund	$0	$163
John Hancock Seaport Long/Short Fund	$0	$163

The nature of the services comprising all other fees is advisory services provided to the investment manager.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant's principal accountant, for the fiscal period ended October 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2023 and 2022 amounted to the following:

Trust	October 31, 2022	October 31, 2022
John Hancock Investment Trust	$1,244,869	$1,085,917

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

(i) Not applicable

(j) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson William H. Cunningham

Hassell H. McClellan – Member of the Audit Committee as of September 26, 2023

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	December 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
-------------------------------
Kristie M. Feinberg
President
Date:	December 15, 2023
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	December 15, 2023